                                                                    EXHIBIT 25.1


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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                          -----------------------------

                                    FORM T-1

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

                          -----------------------------

[ ]  CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A TRUSTEE PURSUANT TO
                               SECTION 305(b)(2)

                     WELLS FARGO BANK, NATIONAL ASSOCIATION
               (Exact name of trustee as specified in its charter)

NOT APPLICABLE                                               94-1347393
(Jurisdiction of incorporation or                            (I.R.S. Employer
organization if not a U.S. national                          Identification No.)
bank)

420 MONTGOMERY STREET
SAN FRANCISCO, CA                                            94163
(Address of principal executive offices)                     (Zip code)

                              WELLS FARGO & COMPANY
                          LAW DEPARTMENT, TRUST SECTION
                                  MAC N9305-172
                         SIXTH AND MARQUETTE, 17TH FLOOR
                              MINNEAPOLIS, MN 55479
                              (agent for services)

                          -----------------------------

                              MERITAGE CORPORATION
               (Exact name of obligor as specified in its charter)


MARYLAND                                                     86-0611231
(State or other jurisdiction of                              (I.R.S. Employer
incorporation or organization)                               Identification No.)

6613 NORTH SCOTTSDALE RD., SUITE 200                         85250
SCOTTSDALE, AZ
(Address of principal executive offices)                     (Zip code)

                          -----------------------------
                                 DEBT SECURITIES
                       (Title of the indenture securities)
================================================================================

Item 1. General Information. Furnish the following information as to the trustee:

            (a) Name and address of each examining or supervising authority to which it is subject.

                  Comptroller of the Currency,
                  Treasury Department
                  Washington, D.C.  20230

                  Federal Deposit Insurance Corporation
                  Washington, D.C. 20429

                  Federal Reserve Bank of San Francisco
                  San Francisco, CA  94120

            (b)   Whether it is authorized to exercise corporate trust powers.

                  The trustee is authorized to exercise corporate trust powers.

Item 2. Affiliations with Obligor. If the obligor is an affiliate of the trustee, describe each such affiliation.

            None with respect to the trustee.

No responses are included for Items 3-14 of this Form T-1 because the obligor is not in default as provided under Item 13.

Item 15. Foreign Trustee. Not applicable.

Item 16. List of Exhibits. List below all exhibits filed as a part of this Statement of Eligibility.

Exhibit 1. A copy of the Articles of Association of the trustee now in effect.

Exhibit 2. A copy of the Comptroller of the Currency Certificate of Corporate Existence for Wells Fargo Bank, National Association, dated November 28, 2001.

Exhibit 3. A copy of the authorization of the trustee to exercise corporate trust powers. A copy of the Comptroller of the Currency Certificate of Corporate Existence (with Fiduciary Powers) for Wells Fargo Bank, National Association, dated November 28, 2001.

Exhibit 4.  Copy of By-laws of the trustee as now in effect.

Exhibit 5.  Not applicable.

Exhibit 6.  The consents of United States institutional trustees required by
            Section 321(b) of the Act.

Exhibit 7. A copy of the latest report of condition of the trustee published pursuant to law or the requirements of its supervising or examining authority.

Exhibit 8.  Not applicable.

Exhibit 9.  Not applicable.

                                    SIGNATURE

Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the trustee, Wells Fargo Bank, National Association, a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Los Angeles and State of California on the day of 30th of April, 2002.

                                        WELLS FARGO BANK, NATIONAL ASSOCIATION


                                                /s/ Jeanie Mar
                                        ----------------------------------------
                                        Name:       Jeanie Mar
                                        Title:      Vice President

                             EXHIBIT 1 TO FORM T-1

                     WELLS FARGO BANK, NATIONAL ASSOCIATION

                             ARTICLES OF ASSOCIATION

                           EFFECTIVE OCTOBER 30, 1998

                                ARTICLE I - NAME


            The title of the Association shall be WELLS FARGO BANK, NATIONAL ASSOCIATION.

                              ARTICLE II - OFFICES

            1. Main Office. The main office of the Association shall be in the City and County of San Francisco, State of California. The Board of Directors shall have the power to change the location of the main office to any other place within the City and County of San Francisco, State of California, without the approval of the stockholders, but subject to the approval of the Comptroller of the Currency.

            2. Branch Offices. The Board of Directors shall have the power to establish or change the location of any branch or branches of the Association to any other location, without the approval of the stockholders but subject to the approval of the Comptroller of the Currency.

            3. Conduct of Business. The general business of the Association shall be conducted at its main office and its branches.

                        ARTICLE III - BOARD OF DIRECTORS

            1. Number; Vacancy. The Board of Directors of the Association shall consist of not less than five nor more than twenty-five persons, the exact number of Directors within such minimum and maximum limits to be fixed and determined from time to time by resolution of a majority of the full Board of Directors or by resolution of the stockholders at any annual or special meeting thereof. Unless otherwise provided by the laws of the United States, any vacancy in the Board of Directors for any reason, including an increase in the number thereof, may be filled by action of the Board of Directors.

            2. Appointment of Officers. The Board of Directors shall appoint one of its members as the President of the Association. The President shall also be the Chairman of the Board unless the Board of Directors appoints another Director to be the Chairman of the Board. The Board of Directors shall have the power to appoint or to determine the manner of appointing the other officers of the Association.

            3. Powers. The Board of Directors shall have the power to define or to determine the manner of defining the duties of the officers and employees of the Association; to fix or to determine the manner of fixing the salaries to be paid to them; to dismiss or to determine the manner of dismissing them; to require bonds from them and to fix the penalty thereof; to regulate the manner in which any increase of the capital of the Association shall be made; to manage and administer the business and affairs of the Association; to make all By-Laws that it may be lawful for the Board of Directors to make; and generally to do and perform all acts that it may be legal for a Board of Directors to do and perform.

                      ARTICLE IV - MEETINGS OF STOCKHOLDERS

            1. Annual Meeting. The annual meeting of the stockholders for the election of Directors and the transaction of whatever other business may be brought before said meeting shall be held at the main office or such other place as the Board of Directors may designate, on the day of each year specified therefor in the By-Laws, but if no election is held on that day, it may be held on any subsequent day according to the provisions of law; and all elections shall be held according to such lawful regulations as may be prescribed by the Board of Directors.

            2. Special Meetings. Special meetings of the stockholders of this Association unless otherwise regulated by statute, for any purpose or purposes whatsoever, may be called at any time by the Board of Directors, the chief executive officer or by one or more stockholders holding not less than one-fifth of the voting power of the Association.

            3. Notice of Meetings. Unless otherwise regulated by statute, a notice of the time, place and purpose of every annual and special meeting of the stockholders shall be given by first-class mail, postage prepaid, mailed at least ten days prior to the date of such meeting to each stockholder of record at his address as shown upon the books of the Association.

            4. Written Consents. Unless otherwise regulated by statute, any action required or permitted to be taken by the stockholders may be taken without a meeting, if all stockholders shall individually or collectively consent in writing to such action. Such written consent or consents shall be filed with the minutes of the proceedings of the stockholders. Such action by written consent shall have the same force and effect as the unanimous vote of the stockholders.

                              ARTICLE V - INDEMNITY

            Any person, his heirs, executors, or administrators, may be indemnified or reimbursed by the Association for reasonable expenses actually incurred in connection with any action, suit, or proceeding, civil or criminal, to which he or they shall be made a party by reason or his being or having been a Director, officer, or employee of the Association or of any firm, corporation, or organization which he served in any such capacity at the request of the
Association: Provided, however, that no person shall be so indemnified or reimbursed in relation to any matter in such action, suit, or proceeding as to which he shall finally be adjudged to have been guilty of or liable for gross negligence, willful misconduct or criminal acts in the performance of his duties to the Association: And, provided further, that no person shall be so indemnified or reimbursed in relation to any matter in such action, suit, or proceeding which has been made the subject of a compromise settlement except with the approval of a court of competent jurisdiction, or the holders of record of a majority of the outstanding shares of the Capital Stock of the Association, or the Board of Directors, acting by vote of Directors not parties to the same or substantially the same action, suit, or proceeding, constituting a majority of the entire number of Directors. The foregoing right of indemnification or reimbursement shall not be exclusive of other rights to which such person, his heirs, executors, or administrators, may be entitled as a matter of law. The Association may, upon the affirmative vote of a majority of its Board of Directors, purchase insurance for the purpose of indemnifying its Directors, officers, or employees.

                              ARTICLE VI - CAPITAL

            1. Capitalization. The Association is authorized to issue a total of 112,200,000 shares of common stock (the "Common Stock") and 1,225,000 shares of preferred stock. The aggregate par value of all the shares of Common Stock which the Association shall be authorized to issue shall be $1,122,000,000, and the par value of each share of Common Stock which the Association shall be authorized to issue shall be Ten Dollars ($10.00). The aggregate par value of all the shares of preferred stock which the Association shall be authorized to issue shall be $12,250, and the par value of each share of preferred stock which the Association shall be authorized to issue shall be One Cent ($0.01).

            2. Voting Rights. Each holder of Common Stock shall be entitled to vote on all matters, one vote for each share of Common Stock held by him, provided that, in all elections of Directors, each holder of Common Stock shall have the right to vote the shares allocated to the number of shares owned by him for as many persons as there are Directors to be elected, or to cumulate such votes and give one candidate as many votes as the number of Directors to be elected multiplied by the number of votes allocable to his share shall equal, or to distribute such votes on the same principle among as many candidates as he shall think fit.

            3. Debt Obligations. The Association, at any time and from time to time, may authorize the issue of debt obligations, whether or not subordinated, without the approval of the stockholders.

            4. Preferred Stock, Series A.

            A. Designation. 1,225,000 shares of the preferred stock of the Association are designated as 7 3/4% Noncumulative Preferred Stock, Series A (hereinafter referred to as the "Series A Preferred Shares" or the "Series"). The Series A Preferred Shares shall have a liquidation preference of $1,000 per share (the "Liquidation Preference"). The number of authorized Series A Preferred Shares may be reduced by further resolution duly adopted by the Board of Directors of the Association (the "Board") and by the filing of articles of amendment stating that such reduction has been so authorized. The number of authorized shares of this Series shall not be increased.

            B. Dividends. (a) Dividends on the Series A Preferred Shares shall be payable at a rate of 7 3/4% of the Liquidation Preference per annum, if, when and as declared by the Board out of assets of the Association legally available therefor. If declared, dividends on the Series A Preferred Shares shall be payable quarterly in arrears on January 15, April 15, July 15 and October 15 of each year (a "Dividend Date"), commencing on the first Dividend Date after the Time of Exchange (as defined below). Dividends will accrue from the first day of the fiscal quarter ending on each Dividend Date (each a "Dividend Period"), whether or not declared or paid for the prior Dividend Period. Each declared dividend shall be payable to the holder of record of the Series A Preferred Shares as it appears at the close of business on the stock register of the Association on such record date, not exceeding 45 days preceding the payment date thereof, as shall be fixed by the Board.

            (b) If the Board fails to declare a dividend on the Series A Preferred Shares for any Dividend Period, then the holder of the Series A Preferred Shares will have no right to receive a dividend on such shares for that Dividend Period, and the Association will have no obligation to pay a dividend for that Dividend Period, whether or not dividends are declared and paid for any future Dividend Period with respect to either the Series A Preferred Shares or the Common Stock of the Association.

            (c) If full dividends on the Series A Preferred Shares for any Dividend Period shall not have been declared and paid, or declared and a sum sufficient for the payment thereof shall not have been set apart for such payment, no dividends shall be declared or paid or set aside for payment and no other distribution shall be declared or made or set aside for payment upon the Common Stock or any other capital stock of the Association ranking junior to or on a parity with the Series A Preferred Shares as to dividends or amounts upon liquidation, nor shall any Common Stock or any other capital stock of the Association ranking junior to or on a parity with the Series A Preferred Shares as to dividends or amounts upon liquidation be redeemed, purchased or otherwise acquired for any consideration (or any monies to be paid to or made available for a sinking fund for the redemption of any such stock) by the Association (except by conversion into or exchange for other capital stock of the Association ranking junior to the Series A Preferred Shares as to dividends and amounts upon liquidation), until such time as dividends on all outstanding Series A Preferred Shares have been (i) declared and paid declared for three consecutive Dividend Periods and (ii) declared and paid or declared and a sum sufficient for the payment thereof has been set apart for payment for the fourth consecutive Dividend Period. Notwithstanding the above, nothing in this subparagraph shall prevent the Association from treating an amount consented to by a holder of the Common Stock under the provisions of section 565 of the Internal Revenue Code of 1986, as amended (the "Code"), as a dividend for purposes of the dividends paid deduction under section 561 of the Code.

            (d) When dividends are not paid in full (or a sum sufficient for such full payment is not set apart) upon the Series A Preferred Shares and the shares of any other series of capital stock of the Association ranking on a parity as to dividends with the Series A Preferred Shares, all dividends declared upon the Series A Preferred Shares and any such other series of capital stock shall be declared pro rata so that the amount of dividends declared per share on the Series A Preferred Shares and such other series of capital stock shall, in all cases, bear to each other the same ratio that full dividends, for the then-current Dividend Period, per share on the Series A Preferred Shares (which shall not include any accumulation in respect of unpaid dividends for prior Dividend Periods) and full dividends, including required or permitted accumulations, if any, on such other series of capital stock bear to each other.

            (e) The holder of the Series A Preferred Shares shall not be entitled to any dividend, whether payable in cash, property or stock, in excess of full dividends, as herein provided, on the Series A Preferred Shares. No interest, or sum of money in lieu of interest, shall be payable in respect of any dividend payment or payments on the Series A Preferred Shares which may be in arrears.

            C. Redemption. (a) With the prior approval of the United States Office of the Comptroller of the Currency (the "OCC"), the Association, at its option, may redeem the Series A Preferred Shares, in whole or in part, at any time or from time to time, at a redemption price equal to the Liquidation Preference per share, plus accrued and unpaid dividends thereon to the date fixed for redemption.

            (b) In the event the Association shall redeem any of the Series A Preferred Shares, notice of such redemption shall be given by first-class mail, postage prepaid, mailed not less than 30 nor more than 60 days prior to the redemption date, to the holder of record of the Series A Preferred Shares, at the holder's address as the same appears on the stock register of the Association. Each such notice shall state: (i) the redemption date; (ii) the number of Series A Preferred Shares to be redeemed and, if fewer than all the Series A Preferred Shares held by the holder are to be redeemed, the number of such shares to be redeemed from the holder; (iii) the redemption price; and (iv) the place or places where certificates for such shares are to be surrendered for payment of the redemption price.

            (c) Notice having been mailed as aforesaid, from and after the redemption date (unless default shall be made by the Association in providing money for the payment of the redemption price), said Series A Preferred Shares shall no longer be deemed to be outstanding, and all rights of the holder thereof as a stockholder of the Association (except the right to receive from the Association the redemption price) shall cease. If such shares are represented by a certificate, upon surrender in accordance with said notices of the a certificate for any Series A Preferred Shares so redeemed (properly endorsed or assigned for transfer, if the Board shall so require and the notice shall so state), such shares shall be redeemed by the Association at the redemption price aforesaid. In case fewer than all the Series A Preferred Shares represented by any such certificate is redeemed, a new certificate shall be issued representing the unredeemed Series A Preferred Shares without cost to the holder thereof.

            (d) Any Series A Preferred Shares, which shall at any time have been redeemed, shall, after such redemption, have the status of authorized but unissued shares of Preferred Stock, without designation as to series until such shares are once more designated as part of a particular series by the Board.

            D. Automatic Exchange. (a) Series A Preferred Shares will be issued only in exchange (the "Automatic Exchange") for shares of 7 3/4% Noncumulative Exchangeable Preferred Stock, Series A, $0.01 par value per share (a "REIT Preferred Share"), of Wells Fargo Realty Corporation II, a Maryland corporation (the "REIT"), upon the terms and conditions set forth in this Section D.

            (b) The Automatic Exchange will occur only if the appropriate federal regulatory agency directs in writing (a "Directive") an exchange of the REIT Preferred Shares for the Series A Preferred Shares because (i) the REIT becomes "undercapitalized" under prompt corrective action regulations, (ii) the REIT is placed into conservatorship or receivership or (iii) the appropriate federal regulatory agency, in its sole discretion, anticipates the REIT becoming "undercapitalized" in the near term (an "Exchange Event").

            (c) Upon an Exchange Event, upon surrender to the Association by the holder of the REIT Preferred Shares of the certificate, if any, representing each share of the REIT Preferred Shares of the holder, the Association shall be unconditionally obligated to issue to the holder in exchange for each such REIT Preferred Share a certificate representing one Series A Preferred Share.

            (d) The Automatic Exchange shall occur as of 8:00 a.m., Eastern Time, on the date for such exchange set forth in the Directive, or, if such date is not set forth in the Directive, as of 8:00 a.m., Eastern Time, on the earliest possible date such exchange could occur consistent with the Directive (the "Time of Exchange"). As of the Time of Exchange, the holder of the REIT Preferred Shares shall thereupon and thereafter be deemed to be and shall be for all purposes a holder of Series A Preferred Shares. The Association shall deliver to the holder of REIT Preferred Shares a certificate for Series A Preferred Shares upon surrender of the certificate for the REIT Preferred Shares. Until such replacement stock certificate is delivered (or in the event such replacement certificate is not delivered), any certificate previously representing the REIT Preferred Shares shall be deemed for all purposes to represent Series A Preferred Shares.

            (e) In the event the Automatic Exchange occurs, any accrued and unpaid dividends on the REIT Preferred Shares as of the Time of Exchange would be deemed to be accrued and unpaid dividends on the Series A Preferred Shares.

            E. Conversion. The holder of Series A Preferred Shares shall not have any rights to convert such shares into shares of any other class or series of capital stock of the Association.

            F. Liquidation Rights. (a) Upon the voluntary or involuntary dissolution, liquidation or winding up of the Association, the holder of the Series A Preferred Shares shall be entitled to receive and to be paid out of the assets of the Association available for distribution to its stockholder, before any payment or distribution shall be made on the Common Stock or on any other class of stock ranking junior to the Series A Preferred Shares upon liquidation, the amount of the Liquidation Preference per share, plus the quarterly accrued and unpaid dividend thereon to the date of liquidation.

            (b) After the payment to the holder of the Series A Preferred Shares of the full preferential amounts provided for in this Section F, the holder of the Series A Preferred Shares as such shall have no right or claim to any of the remaining assets of the Association.

            (c) If, upon any voluntary or involuntary dissolution, liquidation or winding up of the Association, the amounts payable with respect to the Liquidation Preference and any other shares of capital stock of the Association ranking as to any such distribution on a parity with the Series A Preferred Shares are not paid in full, the holder of the Series A Preferred Shares and of such other shares will share ratably in any such distribution of assets of the Association in proportion to the full respective liquidating distributions to which they are entitled.

            (d) Neither the sale of all or substantially all the property or business of the Association, nor the merger or consolidation of the Association into or with any other Association, nor the merger or consolidation of any other Association into or with the Association shall be deemed to be a dissolution, liquidation or winding up, voluntary or involuntary, of the Association for purposes of this Section F.

            (e) Upon the dissolution, liquidation or winding up of the Association, the holder of the Series A Preferred Shares then outstanding shall be entitled to be paid out of the assets of the Association available for distribution to its stockholder all amounts to which the holder is entitled pursuant to paragraph

(a) of this Section F before any payment shall be made to the holder of any class of capital stock of the Association ranking junior to the Series A Preferred Shares upon liquidation.

            G. Ranking. For purposes of these articles, any stock of any class or classes of the Association shall be deemed to rank:

                  (a) Prior to the Series A Preferred Shares, either as to dividends or upon liquidation, if the holder of such class or classes shall be entitled to the receipt of dividends or of amounts distributable upon dissolution, liquidation or winding up of the Association, as the case may be, in preference or priority to the holder of the Series A Preferred Shares;

                  (b) On a parity with the Series A Preferred Shares, either as to dividends or upon liquidation, whether or not the dividend rates, dividend payment dates or redemption or liquidation prices per share or sinking fund provisions, if any, be different from those of the Series A Preferred Shares, if the holder of such stock shall be entitled to the receipt of dividends or of amounts distributable upon dissolution, liquidation or winding up of the Association, as the case may be, without preference or priority, one over the other, as between the holder of such stock and the holder of the Series A Preferred Shares; and

                  (c) Junior to the Series A Preferred Shares, either as to dividends or upon liquidation, if such class shall be Common Stock or if the holder of the Series A Preferred Shares shall be entitled to receipt of dividends or of amounts distributable upon dissolution, liquidation or winding up of the Association, as the case may be, in preference or priority to the holder of shares of such class or classes.

            H. Voting Rights. The Series A Preferred Shares shall not have any voting rights, either general or special, unless required by applicable law.

                        ARTICLE VII - PERPETUAL EXISTENCE

            The corporate existence of the Association shall continue until terminated in accordance with the laws of the United States.

                            ARTICLE VIII - AMENDMENT

            These Articles of Association may be amended at any regular or special meeting of the stockholders by the affirmative vote of the holders of a majority of the Capital Stock of the Association, unless the vote of the holders of a greater amount of Capital Stock is required by law, and in that case by the vote of the holders of such greater amount.

                             EXHIBIT 2 TO FORM T-1


[LOGO]

--------------------------------------------------------------------------------
COMPTROLLER OF THE CURRENCY
ADMINISTRATOR OF NATIONAL BANKS
--------------------------------------------------------------------------------
WASHINGTON, D.C. 20219

                       CERTIFICATE OF CORPORATE EXISTENCE

I, JOHN D. Hawke, Jr., Comptroller of the Currency, do hereby certify that:

1. The Comptroller of the Currency, pursuant to Revised Statutes 324, et seq., as amended, 12 U.S.C. 1, et seq., as amended, has possession, custody and control of all records pertaining to the chartering of all National Banking Associations.

2. "Wells Fargo Bank, National Association," San Francisco, California, (Charter No. 1741) is a National Banking Association formed under the laws of the United States and is authorized thereunder to transact the business of banking on the date of this Certificate.

                                    IN TESTIMONY WHEREOF, I have hereunto
                                    subscribed my name and caused my seal of office to be affixed to these presents at the Treasury Department in the City of Washington and District of Columbia, this 28th day of November, 2001.


[SEAL]


                                    /s/ John D. Hawke, Jr.
                                    -----------------------------------------
                                    Comptroller of the Currency

                             EXHIBIT 3 TO FORM T-1

[LOGO]
--------------------------------------------------------------------------------
Comptroller of the Currency
Administrator of the National Banks
--------------------------------------------------------------------------------
Western District Office
50 Fremont Street, Suite 3900
San Francisco, CA 94105-2292


                       CERTIFICATE OF CORPORATE EXISTENCE
                            (WITH FIDUCIARY POWERS)

I, JOHN C. BEERS, on behalf of the Office of the Comptroller of the Currency, hereby certify that:

1. The Office of the Comptroller of the Currency, pursuant to Revised Statutes 324, et seq., as amended, 12 U.S.C. 1, et seq., as amended, has possession, custody and control of all records pertaining to the chartering, regulation and supervision of all National Banking Associations;

2. Wells Fargo Bank, National Association, San Francisco, California, Charter Number 1741, is a National Banking Association formed under the laws of the United States of America and authorized hereunder and continues to hold authority to transact the business of banking (and to act in all fiduciary capacities) permitted thereby on the date of this certificate.


                                   IN TESTIMONY WHEREOF, I have hereunto
                                   subscribed my name and caused the seal of the Office of the Comptroller of the Currency, in the City of San Francisco, California, to be affixed this 23rd day of April, A.D. 1993.




                                   /s/ John C. Beers
                                   ---------------------------------------------
                                   JOHN C. BEERS
                                   Manager, Licensing

                             EXHIBIT 4 TO FORM T-1


                                     BY-LAWS

                                       OF

                     WELLS FARGO BANK, NATIONAL ASSOCIATION

                          (AS AMENDED NOVEMBER 2, 2000)

ARTICLE I

                            MEETINGS OF STOCKHOLDERS

            SECTION 1. ANNUAL MEETINGS. All annual meetings of the stockholders of Wells Fargo Bank, National Association (the "Bank") shall be held at the head office of the Bank, or other convenient place duly authorized by the Board of Directors, on the third Monday of April in each year at 3:30 o'clock p.m., if not a bank holiday, and if a bank holiday then on the next succeeding business day at the same hour and place. At such meetings, directors shall be elected, reports of the affairs of the Bank shall be considered, and any other business may be transacted which is within the powers of the stockholders.

            SECTION 2. SPECIAL MEETINGS. Special meetings of the stockholders, unless otherwise regulated by statute, for any purpose or purposes whatsoever, may be called at any time by the Board of Directors, the chief executive officer or one or more stockholders holding not less than one-fifth of the voting power of the Bank. Such meetings shall be held at the head office of the Bank or other convenient place duly authorized by the Board of Directors.

            SECTION 3. NOTICE OF MEETINGS. Unless otherwise provided by statute, a notice of the time, place and purpose of every annual and special meeting of the stockholders shall be given by first-class mail, postage prepaid, mailed at least 10 days prior to the date of such meeting to each stockholder of record at his or her address as shown upon the books of the Bank, or if no address is shown, at 464 California Street, San Francisco, California. Except as otherwise provided by statute, the transactions of any meeting of stockholders, however called and noticed and wherever held, shall be as valid as though had at a meeting duly held after regular call and notice, if a quorum be present either in person or by proxy, and if, either before or after the meeting, each of the stockholders entitled to vote, not present in person or by proxy, signs a written waiver of notice of such meeting. All such waivers shall be filed with the records of the Bank or made a part of the minutes of the meeting.

            SECTION 4. PROXIES. Stockholders may vote at any meeting of the stockholders by proxies duly authorized in writing, but no officer or employee of the Bank shall act as proxy. Proxies shall be valid only for one meeting, to be specified therein, and any adjournments of such meeting. Proxies shall be dated and shall be filed with the records of the meeting.

            SECTION 5. QUORUM. Except as otherwise provided by law, the attendance of the holders of a majority of the capital stock issued and outstanding and entitled to vote, either present in person or represented by proxy, is requisite and shall constitute a quorum for the transaction of business at all meetings of the stockholders. A majority of the votes cast shall decide every question or matter submitted to the stockholders at any meeting, unless otherwise provided by law or by the Articles of Association.

            SECTION 6. WRITTEN CONSENTS. Any action required or permitted to be taken by the stockholders may be taken without a meeting if all stockholders shall individually or collectively consent in writing to such action. Any such written consent shall be filed with the minutes of the proceedings of the stockholders. Such action by written consent shall have the same force and effect as the unanimous vote of the stockholders.

                                   ARTICLE II

                                    DIRECTORS

            SECTION 1. CORPORATE POWERS, NUMBER. The corporate powers of this Bank shall be vested in and exercised by a Board of Directors consisting of five members.

            SECTION 2. ELECTION, VACANCIES. The directors shall be elected by ballot at the annual meeting of the stockholders. Each director shall serve until the organizational meeting of the Board of Directors held pursuant to
Section 3 of this Article in the year next following his or her election and until his or her successor has been elected and has qualified. Vacancies in the Board of Directors shall be filled by the majority vote of the other directors then in office or by the stockholders.

            SECTION 3. ORGANIZATIONAL MEETING. The directors, without further notice, shall meet on the next business day immediately following the adjournment of the stockholders' meeting at which they have been elected and shall, pursuant to Section 1 of Article III hereof, proceed to elect the officers of the Bank. At said meeting the Board of Directors may consider and act upon any other business which may properly be brought before the meeting.

            SECTION 4. PLACE OF MEETINGS. The Board of Directors shall hold its meetings at the head office of the Bank or at such other place as may from time to time be designated by the Board of Directors or by the chief executive officer.

            SECTION 5. REGULAR MEETINGS. Regular meetings of the Board of Directors shall be held on such days and at such time as may be designated from time to time for such purpose by the Board of Directors. If the day of any regular meeting shall fall upon a bank holiday, the meeting shall be held at the same hour on the first day following which is not a bank holiday. No call or notice of a regular meeting need be given unless the meeting is to be held at a place other than the head office of the Bank.

            SECTION 6. SPECIAL MEETINGS. Special meetings shall be held when called by the chief executive officer or at the written request of two directors.

            SECTION 7. QUORUM; ADJOURNED MEETINGS. A majority of the authorized number of directors shall constitute a quorum for the transaction of business. A majority of the directors present, whether or not a quorum, may adjourn any meeting to another time and place, provided that, if the meeting is adjourned for more than 30 days, notice of the adjournment shall be given in accordance with these By-Laws.

            SECTION 8. NOTICE; WAIVERS OF NOTICE. Notice of special meetings and notice of regular meetings held at a place other than the head office of the Bank shall be given to each director, and notice of a meeting adjourned for more than 30 days shall be given prior to the adjourned meeting to all directors not present at the time of the adjournment. No such notice need specify the purpose of the meeting. Such notice shall be given four days prior to the meeting if given by mail or on the day preceding the day of the meeting if delivered personally or by telephone, facsimile, telex or telegram. Such notice shall be addressed or delivered to each director at such director's address as shown upon the records of the Bank or as may have been given to the Bank by the director for the purposes of notice. Notice need not be given to any director who signs a waiver of notice (whether before or after the meeting) or who attends the meeting without protesting the lack of notice prior to its commencement. All such waivers shall be filed with and made a part of the minutes of the meeting.

            SECTION 9. WRITTEN CONSENTS. Any action required or permitted to be taken by the Board of Directors may be taken without a meeting if all members of the Board of Directors shall individually or collectively consent in writing to such action. Any such written consent shall be filed with the minutes of the proceedings of the Board of Directors. Such action by written consent shall have the same force and effect as the unanimous vote of the directors.

            SECTION 10. TELEPHONIC MEETINGS. A meeting of the Board of Directors or of any committee thereof may be held through the use of conference telephone or similar communications equipment, so long as all members participating in such meeting can hear one another. Participation in such a meeting shall constitute presence at such meeting.

            SECTION 11. COMPENSATION. Directors shall receive no compensation as such for attendance at meetings of the Board of Directors or of its committees.

            SECTION 12. EXECUTIVE COMMITTEE. There shall be an Executive Committee consisting of the Chairman of the Board, presiding, and the President. The Executive Committee shall be subject to the control of the Board of Directors but, subject thereto, it shall have the fullest authority to act for and on behalf of the Bank and it shall have all of the powers of the Board of Directors, which, under the law, is possible for the Board of Directors to delegate to such a Committee, including the supervision of the general management direction and superintendence of the business affairs of the Bank.

            SECTION 13. OTHER COMMITTEES; ALTERNATE MEMBERS. By resolution adopted by a majority of the authorized number of directors, the Board of Directors may constitute one or more committees to act as or on behalf of the Board of Directors. Each such committee shall consist of one or more directors designated by the Board of Directors to serve on such committee at the pleasure of the Board of Directors. The Board of Directors may designate one or more directors as alternate members of any committee, which alternate members may replace any absent member at any meeting of such committee in the order designated. Failing such designation and in the absence or disqualification of a member of a Committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not he, she or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member.

            SECTION 14. COMMITTEE MEMBERS' TERM OF SERVICE. Each Committee member shall serve until the organizational meeting of the Board of Directors held pursuant to Section 3 of this Article in the year next following his or her election and until his or her successor has been elected and has qualified, but any such member may be removed at any time by the Board of Directors. Vacancies in any of said committees, however created, shall be filled by the Board of Directors.

            SECTION 15. COMMITTEE MEETING PROCEDURES. Subject to these By-Laws and the Board of Directors, each Committee shall have the power to determine the form of its organization, and the provisions of these By-Laws governing the calling, notice and place of special meetings of the Board of Directors shall apply to all meetings of any Committee unless such committee fixes a time and place for regular meetings in which case notice for such meeting shall be unnecessary. The provisions of these By-Laws regarding meetings of the Board of Directors, however called or noticed, shall apply to all meetings of any Committee. A majority of the members of any such committee shall be necessary to constitute a quorum and sufficient for the transaction of business and any act of a majority present at a meeting of any such committee of which there is a quorum present shall be the act of such committee. Any action which may be taken at a meeting of any Committee of the Board may be taken without a meeting, if all members of said Committee individually or collectively consent in writing to such action. Such written consent or consents shall be filed with the minutes of the proceedings of said Committee and shall have the same force and effect as the unanimous vote of the Committee members. Each committee shall cause to be kept a full and complete record of its proceedings, which shall be available for inspection by any director. There shall be presented at each meeting of the Board of Directors copies of the minutes of all proceedings and all actions taken by written consent of each committee since the preceding meeting of the Board of Directors.

                                   ARTICLE III

                                    OFFICERS

            SECTION 1. OFFICERS, ELECTION. The Bank shall have (i) a Chairman of the Board, (ii) a President and (iii) a Secretary. The Bank also may have one or more Vice Chairmen, one or more Executive Vice Presidents, one or more Senior Managing Directors, a Controller, one or more Managing Directors, one or more Senior Vice Presidents, one or more Vice Presidents, one or more Assistant Vice Presidents, one or more Assistant Secretaries and such other officers as may be created by the Board, the Chief Executive Officer or any officer or committee whom the Board or the Chief Executive Officer may authorize to perform this duty. The Chairman of the Board and the President shall be elected from among the members of the Board of Directors. The following offices shall be filled only pursuant to election by the Board of Directors: Chairman of the Board, President, Vice Chairman, Executive Vice President, Senior Vice President, Senior Trust Officer, Controller and Secretary. Other officers may be appointed by the Board, the Chief Executive Officer or by any officer or committee who may be authorized to perform this duty by the Board or the Chief Executive Officer. All officers shall hold office at will, at the pleasure of the Board of Directors, the Chief Executive Officer, the officer or committee having the authority to appoint such officers, and the officer or committee authorized by the Board or the Chief Executive Officer to remove such officers, and may be removed at any time, with or without notice and with or without cause. No authorization by the Chief Executive Officer to appoint or remove officers shall be effective unless done in writing and signed by the Chief Executive Officer. One person may hold more than one office except the offices of President and Secretary may not be held by the same person.

            SECTION 2. CHAIRMAN OF THE BOARD. The Chairman of the Board shall, when present, preside at all meetings of stockholders and of the Board of Directors and shall be the chief executive officer of the Bank. As chief executive officer he shall, subject to the provisions of these By-Laws and such resolutions of the Board of Directors as shall be in effect from time to time, exercise general supervision over the property, affairs and business of the Bank and prescribe or, to the extent that he shall deem appropriate, designate an officer or committee or prescribe the duties, authority and signing powers of all other officers and employees. The Chairman of the Board shall preside at all meetings of the Executive Committee.

            SECTION 3. PRESIDENT. The President shall, subject to these By-Laws, exercise such powers and perform such duties as may from time to time be prescribed by the Board of Directors. In the absence of the Chairman of the Board, the President shall preside over the meetings of the stockholders and of the Board of Directors.

            SECTION 4. ABSENCE OR DISABILITY OF CHIEF EXECUTIVE OFFICER. In the absence or disability of the Chairman of the Board, the President shall act as chief executive officer. In the absence or disability of the Chairman of the Board and the President, the officer designated by the Board of Directors or, if there be no such designation, the officer designated by the Chairman of the Board shall act as the chief executive officer. The Chairman of the Board shall at all times have on file with the Secretary his written designation of the officer from time to time so designated by him to act as the chief executive officer in his absence or disability and in the absence or disability of the President.

            SECTION 5. SECRETARY. The Secretary shall keep the minutes of the meetings of the Board of Directors and of the Executive Committee and shall perform such other duties as may be prescribed by the Board of Directors or the chief executive officer. The Secretary is assigned all of the duties previously assigned to, or authorized by law, custom or usage to be performed by, a cashier. In the absence of the Secretary, one of the Assistant Secretaries, or an officer designated by the chief executive officer, shall perform the duties and functions of the Secretary.

                                   ARTICLE IV

                              EMERGENCY PROCEDURES

            SECTION 1. "EMERGENCY" DEFINED. As used in this Article, "emergency" shall mean any disorder, disturbance or damage caused by or resulting from any natural disaster, act of God, act of war, enemy attack, outbreak of hostilities, civil unrest or other similar cause or event beyond the control of the Bank which prevents management by the Board of Directors and conduct by the officers of the business and affairs of the Bank in the manner provided for in the Articles of Association and in the other Articles of these By-Laws. The powers and duties conferred and imposed by this Article and any resolutions adopted pursuant hereto shall be effective only during an emergency. This Article may be implemented from time to time by resolutions adopted by the Board of Directors before or during an emergency, or during an emergency by the Executive Committee or an Emergency Managing Committee constituted and then acting pursuant hereto. An emergency, once commenced, shall be deemed to continue until terminated by resolutions adopted for that purpose by the Board of Directors. During an emergency the provisions of this Article and any implementing resolutions shall supersede any conflicting provisions of any Article of these By-Laws or resolutions adopted pursuant thereto.

            SECTION 2. CONDUCT OF AFFAIRS. During any emergency, the officers and employees of the Bank shall continue, so far as possible, to conduct the affairs and business of the Bank under the guidance of the Board of Directors, or the Executive Committee or any Emergency Managing Committee acting pursuant to this Article, and in accordance with known orders of governmental authorities.

            SECTION 3. POWER OF EXECUTIVE COMMITTEE. If, during any emergency, a quorum of either the Board of Directors or the Executive Committee cannot be found or is unable to act, any available member of the Executive Committee shall constitute a quorum of the Executive Committee and as such shall have and may exercise the fullest power to conduct and manage the business and affairs of the Bank and to relocate the head office or any other office or branch as circumstances may require, provided that the Executive Committee shall, during any emergency, comply with Sections 1 and 2 of Article I, relating to annual and special meetings of the stockholders, to the extent that such compliance is practicable. If no member of the Executive Committee is available to serve, any two or more available directors shall be deemed to constitute a quorum of the Executive Committee for exercise of the powers conferred and performance of the duties imposed by this Section 3.

            SECTION 4. POWER OF EMERGENCY MANAGING COMMITTEE. If, during any emergency, neither a quorum of the Board of Directors nor the Executive Committee as provided in Section 3 above is available to serve, then the powers conferred and duties imposed by said Section 3 shall be vested in and devolve upon an Emergency Managing Committee consisting of all available directors, the then acting chief executive officer if he or she is available, and as many Vice Presidents or officers senior thereto as may be necessary to constitute a total of five committee members. If officers are needed to serve on the Emergency Managing Committee initially, or to fill vacancies from time to time, such vacancies shall be filled by the available Vice Presidents and officers senior thereto assigned to the head office as constituted prior to the emergency in order of their rank and seniority. If a sufficient number of such officers is not available, such vacancies shall be filled by other Vice Presidents selected by the incumbent members of the Emergency Managing Committee. Any two members of the Emergency Managing Committee and the then acting chief executive officer, if he or she is available, shall constitute a quorum of the Emergency Managing Committee and shall have and exercise all of the powers conferred and perform the duties imposed by this Section 4. If the then acting chief executive officer is not available, any three members of the Emergency Managing Committee shall constitute a quorum of said committee.

                                    ARTICLE V

                                    DEPOSITS

            The Board of Directors shall have the right to establish the terms and conditions of agreements, rules and regulations upon which deposits may be made with and will be repaid by the Bank or any office of the Bank. Subject to the exercise of such right by the Board of Directors and to applicable law, and not inconsistent therewith, the chief executive officer of the Bank, or such other officer or officers or committee whom he may authorize to perform this duty, or the designees of such officer, officers or committee, shall establish the terms and conditions of agreements, rules and regulations with respect to such deposits.

                                   ARTICLE VI

                                 INDEMNIFICATION

            SECTION 1. ACTION, ETC. OTHER THAN BY OR IN THE RIGHT OF THE BANK. The Bank shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding or investigation, whether civil, criminal or administrative, and whether external or internal to the Bank (other than a judicial action or suit brought by or in the right of the Bank), by reason of the fact that he or she is or was an Agent (as hereinafter defined) against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by the Agent in connection with such action, suit or proceeding, or any appeal therein, if the Agent acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the Bank and, with respect to any criminal action or proceeding, had no reasonable cause to believe such conduct was unlawful. The termination of any action, suit or proceeding -- whether by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent -- shall not, of itself, create a presumption that the Agent did not act in good faith and in a manner which he or she reasonably believed to be in or not opposed to the best interests of the Bank and, with respect to any criminal action or proceeding, that the Agent had reasonable cause to believe that his or her conduct was unlawful. For purposes of this Article, an "Agent" shall be any director, officer or employee of the Bank, or any person who, being or having been such a director, officer or employee, is or was serving at the request of the Bank as a director, officer, employee, trustee or agent of another bank, corporation, partnership, joint venture, trust or other enterprise.

            SECTION 2. ACTION, ETC. BY OR IN THE RIGHT OF THE BANK. The Bank shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed judicial action or suit brought by or in the right of the Bank to procure a judgment in its favor by reason of the fact that such person is or was an Agent (as defined above) against expenses (including attorneys' fees) and amounts paid in settlement actually and reasonably incurred by such person in connection with the defense, settlement or appeal of such action or suit if he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the Bank, except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the Bank unless and only to the extent that the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which such court shall deem proper.

            SECTION 3. DETERMINATION OF RIGHT OF INDEMNIFICATION OR CONTRIBUTION. Unless otherwise ordered by a court, any indemnification under
Section 1 or 2, and any contribution under Section 6, of this Article shall be made by the Bank or an Agent unless a determination is reasonably and promptly made, either (i) by the Board of Directors acting by a majority vote of a quorum consisting of directors who were not party to such action, suit or proceeding, or (ii) if such a quorum is not obtainable, or if obtainable and such quorum so directs, by independent legal counsel in a written opinion, or (iii) by the stockholders, that such Agent acted in bad faith and in a manner that such Agent did not believe to be in or not opposed to the best interests of the Bank or, with respect to any criminal proceeding, that such Agent believed or had reasonable cause to believe that his or her conduct was unlawful.

            SECTION 4. ADVANCES OF EXPENSES. Except as limited by Section 5 of this Article, costs, charges and expenses (including attorneys' fees) incurred by an Agent in defense of any action, suit, proceeding or investigation of the nature referred to in Section 1 or 2 of this Article or any appeal therefrom shall be paid by the Bank in advance of the final disposition of such matter; provided, however, that if the General Corporation Law of Delaware then would by analogy so require, such payment shall be made only if the Agent shall undertake to reimburse the Bank for such payment in the event that it is ultimately determined, as provided herein, that such person is not entitled to indemnification.

            SECTION 5. RIGHT OF AGENT TO INDEMNIFICATION OR ADVANCE UPON APPLICATION; PROCEDURE UPON APPLICATION. Any indemnification under Section 1 or 2, or advance under Section 4, of this Article shall be made promptly and in any event within 90 days, upon written request of the Agent, unless with respect to an application under said Sections 1 or 2 an adverse determination is reasonably and promptly made pursuant to Section 3 of this Article or unless with respect to an application under said Section 4 an adverse determination if made pursuant to said Section 4. The right to indemnification or advances as granted by this Article shall be enforceable by the Agent in any court of competent jurisdiction if the Board of Directors or independent legal counsel improperly denies the claim, in whole or in part, or if no disposition of such claim is made with 90 days. It shall be a defense to any such action (other than an action brought to enforce a claim for expenses incurred in defending any action, suit or proceeding in advance of its final disposition where any required undertaking has been tendered to the Bank) that the Agent has not met the standards of conduct which would require the Bank to indemnify or advance the amount claimed, but the burden of proving such defense shall be on the Bank. Neither the failure of the Bank (including the Board of Directors, independent legal counsel and the stockholders) to have made a determination prior to the commencement of such action that indemnification of the Agent is proper in the circumstances because he or she has met the applicable standard of conduct, nor an actual determination by the Bank (including the Board of Directors, independent legal counsel and the stockholders) that the agent had not met such applicable standard of conduct, shall be a defense to the action or create a presumption that the Agent had not met the applicable standard of conduct. The Agent's costs and expenses incurred in connection with successfully establishing his or her right to indemnification, in whole or in part, in any such proceeding shall also be indemnified by the Bank.

            SECTION 6. CONTRIBUTION. In the event that the indemnification provided for in this Article is held by a court of competent jurisdiction to be unavailable to an Agent in whole or in part, then in respect of any threatened, pending or completed action, suit or proceeding in which the Bank is jointly liable with the Agent (or would be if joined in such action, suit or proceeding), to the extent that would by analogy be permitted by the General Corporation Law of Delaware the Bank shall contribute to the amount of expenses (including attorneys fees) judgments, fines and amounts paid in settlement actually and reasonably incurred and paid or payable by the Agent in such proportion as is appropriate to reflect (i) the relative benefits received by the Bank on the one hand and the Agent on the other from the transaction from which such action, suit or proceeding arose and (ii) the relative fault of the Bank on the one hand and of the Agent on the other in connection with the events which resulted in such expenses, judgments, fines or settlement amounts, as well as any other relevant equitable considerations. The relative fault of the Bank on the one hand and of the Agent on the other shall be determined by reference to, among other things, the parties' relative intent, knowledge, access to information and opportunity to correct or prevent the circumstances resulting in such expenses, judgments, fines or settlement amounts.

            SECTION 7. OTHER RIGHTS AND REMEDIES. Indemnification under this Article shall be provided regardless of when the events alleged to underlie any action, suit or proceeding may have occurred, shall continue as to a person who has ceased to be an Agent and shall inure to the benefit of the heirs, executors and administrators of such a person. All rights to indemnification and advancement of expenses under this Article shall be deemed to be provided by a contract between the Bank and the Agent who serves as such at any time while these By-Laws and other provisions of the General Corporation Law of Delaware that would by analogy be relevant and other applicable law, if any, are in effect. Any repeal or modification thereof shall not affect any rights or obligations then existing.

            SECTION 8. INSURANCE. Upon resolution passed by the Board of Directors, the Bank may purchase and maintain insurance on behalf of any person who is or was an Agent against any liability asserted against such person and incurred by him or her in any such capacity, or arising out of his or her status as such, regardless of whether the Bank would have the power to indemnify such person against such liability under the provisions of this Article. The Bank may create a trust fund, grant a security interest or use other means, including without limitation a letter of credit, to ensure the payment of such sums as may become necessary to effect indemnification as provided herein.

            SECTION 9. CONSTITUENT CORPORATIONS. For the purposes of the Article, references to the Bank include all constituent banks (including any constituent of a constituent) absorbed in a consolidation or merger as well as the resulting or surviving bank, so that any person who is or was a director, officer or employee of such a constituent bank or who, being or having been such a director, officer or employee, is or was serving at the request of such constituent bank as a director, officer, employee or trustee of another bank, corporation, partnership, joint venture, trust or other enterprise, shall stand in the same position under the provisions of this Article with respect to the resulting or surviving bank as such person would if he or she had served the resulting or surviving bank in the same capacity.

            SECTION 10. OTHER ENTERPRISES; FINES; SERVING AT BANK'S REQUEST. For purposes of this Article, references to "other enterprise" in Section 1 and 9 shall include employee benefit plans; references to "fines" shall include any excise taxes assessed on a person with respect to any employee benefit plan; and references to "serving at the request of the Bank" shall include any service by an Agent as director, officer, employee, trustee or agent of the Bank which imposes duties on, or involves services by, such Agent with respect to any employee benefit plan, its participants, or beneficiaries. A person who acted in good faith and in a manner he or she reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner "not opposed to the best interests of the Bank" for purposes of this Article.

            SECTION 11. SAVINGS CLAUSE. If this Article or any portion hereof shall be invalidated on any ground by any court of competent jurisdiction, then the Bank shall nevertheless indemnify each Agent as to expenses (including attorneys' fees), judgments, fines and amounts paid in settlement with respect to any action, suit, appeal, proceeding or investigation, whether civil, criminal or administrative, and whether internal or external, including a grand jury proceeding and an action or suit brought by or in the right of the Bank, to the full extent permitted by the applicable portion of this Article that shall not have been invalidated, or by any other applicable law.

            SECTION 12. ACTIONS INITIATED BY AGENT. Anything to the contrary in this Article notwithstanding, the Bank shall indemnify any agent in connection with an action, suit or proceeding initiated by such Agent (other than actions, suits, or proceedings commenced pursuant to Section 5 of this Article) only if such action, suit or proceeding was authorized by the Board of Directors.

            SECTION 13. STATUTORY AND OTHER INDEMNIFICATION. Notwithstanding any other provision of this Article, in any administrative proceeding or civil action not initiated by a federal bank regulatory agency, the Bank shall indemnify any Agent and advance expenses incurred by such Agent in any action, suit or proceeding of the nature referred to in Section 1 or 2 of this Article to the fullest extent that would by analogy be permitted by the General Corporation Law of Delaware, as the same may be amended from time to time, except that no amount shall be paid pursuant to this Article in the event of an adverse determination pursuant to Section 3 of this Article or in respect of remuneration to the extent that it shall be determined to have been paid in violation of law. The rights to indemnification and advancement of expenses provided by any provision of this Article, including without limitation those rights conferred by the preceding sentence, shall not be deemed exclusive of, and shall not affect, any other rights to which an Agent seeking indemnification or advancement of expenses may be entitled under any provision of any law, articles of association, by-law, agreement or by any vote of stockholders or disinterested directors or otherwise, both as to action in his or her official capacity and as to action in another capacity while serving as an Agent. The Bank may also provide indemnification and advancement of expenses to other persons or entities to the extent deemed appropriate. Notwithstanding any provision in these By-Laws, an Agent shall be indemnified in any administrative proceeding or civil action initiated by a federal bank regulatory agency to the extent reasonable and consistent with the provisions of Section 1828(k) of Title 12 of the United States Code and the implementing regulations thereunder.

                                   ARTICLE VII

                                  MISCELLANEOUS

            SECTION 1. CERTIFICATES OF STOCK. All certificates of the Bank's stock shall be signed by the President or a Vice President and shall be countersigned by the Secretary or an Assistant Secretary and shall bear the corporate seal or a facsimile thereof.

            SECTION 2. SEAL. The seal of the Bank shall be in the form of two concentric circles between which shall be the phrases "National Association" and "Formerly Wells Fargo Bank American Trust Company" and in the center of which shall be the words "Wells Fargo Bank" surrounded by a diamond of which the upper left and lower right sides shall consist of three lines and the upper right and lower left sides shall consist of a solid line of the same width as the three lines comprising the other two sides.

            SECTION 3. EXECUTION OF WRITTEN INSTRUMENTS. All written instruments shall be binding upon the Bank if signed on its behalf by (i) any two of the following Officers: the Chairman of the Board, the President, any Vice Chairman, any Executive Vice President or any Senior Managing Director or (ii) any one of the foregoing officers signing jointly with any Managing Director or any Senior Vice President. Whenever any other officer or person shall be authorized to execute any agreement, document or instrument by resolution of the Board of Directors, or by the Chief Executive Officer, or by any officer or committee designated by the Chief Executive Officer, or by any two of the officers identified in the immediately preceding sentence, such execution by such other officer or person shall be equally binding upon the Bank.

            SECTION 4. OWNERSHIP INTERESTS IN OTHER ENTITIES. With respect to another corporation, limited liability company, partnership or any other legal entity in which the Bank has or may acquire an ownership interest, the Chairman of the Board, the President, the Chief Financial Officer or the Treasurer, acting alone, or any other officer or officers appointed from time to time by the Board of Directors or the Executive Committee thereof, may authorize, sign and deliver on behalf of the Bank (i) any proxy, written consent, ballot or other similar instrument solicited by the entity from its owners, (ii) any stock power, assignment, bill of sale or other instrument transferring all or any part of the Bank's ownership of the entity or any agreement, instrument or other document relating thereto and (iii) any purchase of stock or other ownership interest in or contribution to the capital of such entity or any agreement, instrument or other document authorizing or evidencing the same.

            SECTION 5. AMENDMENTS. Subject to the right of the stockholders to adopt, amend or repeal By-Laws, these By-Laws may be altered, amended or repealed by the affirmative vote of a majority of the authorized number of directors.

            SECTION 6. CORPORATE GOVERNANCE. To the extent not inconsistent with applicable federal banking statutes or regulations or the safety and soundness of this Association, this Association hereby elects to follow the corporate governance procedures of the Delaware General Corporation Law, as the same may be amended from time to time.

                             EXHIBIT 6 TO FORM T-1



April 30, 2002



Securities and Exchange Commission
Washington, D.C. 20549

Gentlemen:

In accordance with Section 321(b) of the Trust Indenture Act of 1939, as amended, the undersigned hereby consents that reports of examination of the undersigned made by Federal, State, Territorial, or District authorities authorized to make such examination may be furnished by such authorities to the Securities and Exchange Commission upon its request thereof.

                                        Very truly yours,

                                        WELLS FARGO BANK, NATIONAL ASSOCIATION


                                        /s/  Jeanie Mar
                                        ----------------------------------------
                                        Jeanie Mar
                                        Vice President

                             EXHIBIT 7 TO FORM T-1


                                Board of Governors of the Federal Reserve System OMB Number 7100-?038
                                Federal Deposit Insurance Corporation
                                OMB Number 3054-?052
                                Office of the Commissioner of the Currency
                                OMB Number 1557-0081
                                Expires March 31, 2004

FEDERAL FINANCIAL INSTITUTIONS EXAMINATION COUNCIL
-------------------------------------------------------------------------------
                                                                            /1/
                                                     Please refer to page:
                                                     Table of Contents to
                                                     the required disclosure
                                                     of estimated ???????
-------------------------------------------------------------------------------

                CONSOLIDATED REPORTS OF CONDITION AND INCOME FOR
              A BANK WITH DOMESTIC AND FOREIGN OFFICES -- FFIEC 031

REPORT AT THE CLOSE OF BUSINESS DECEMBER 31, 2001           20011231
                                                          ------------
                                                           (RCRI 9999)

This report is required by law: 12 U.S.C. Section 324 (State member banks); 12 U.S.C. Section 1817 (State nonmember banks); and 12 U.S.C. Section 161 (National banks).

This report form is to be filed by banks with domestic offices only. Banks with foreign offices (as defined in the instructions) must file FFIEC 031.
--------------------------------------------------------------------------------
NOTE: The Reports of Condition and Income must be signed by an authorized officer and the Report of Condition must be attested to by not less than two directors (trustees) for State nonmember banks and three directors for State member and National banks.

I, KAREN B. MARTIN, VICE PRESIDENT
--------------------------------------------------------------------------------
     Name and Title of Officer Authorized to Sign Report

of the named bank do hereby declare that the Reports of Condition and Income (including the supporting schedules) for this report date have been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and are true to the best of my knowledge and belief.

/s/ Karen B. Martin
--------------------------------------------------------------------------------
Signature of Officer Authorized to Sign Report

1/30/02
--------------------------------------------------------------------------------
Date of Signature
================================================================================
The Reports of Conditions and Income are to be prepared in accordance with Federal regulatory authority instructions.

We, the undersigned directors (trustees), attest to the correctness of the Report of Condition (including the supporting schedules) for this report date and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true and correct.

/s/ Carrie L. Tolstedt
--------------------------------------------------------------------------------
Director (Trustee)

/s/ Howard Atkins
--------------------------------------------------------------------------------
Director (Trustee)

/s/ Clyde W. Ostler
--------------------------------------------------------------------------------
Director (Trustee)

================================================================================

SUBMISSION OF REPORTS

Each bank must prepare its Reports of Condition and Income either:

     (a) in electronic form and then file the computer data file directly with the banking agencies' collection agent, Electronic Data Systems Corporation (EDS), by modem or on computer diskette; or

     (b) in hard-copy (paper) form and arrange for another party to convert the paper report to electronic form. That party (if other than EDS) must transmit the bank's computer data file to EDS.

For electronic filing assistance, contact EDS Call Report Services, 2150 N. Prospect Ave., Milwaukee, WI 53202, telephone (800) 255-1571.

To fulfill the signature and attestation requirement for the Reports of Condition and Income for this report date, attach this signature page (or a photocopy or a computer-generated version of this page) to the hard-copy record of the complete report that the bank places in its files.
--------------------------------------------------------------------------------

FDIC Certificate Number:                         0351*
                                             ------------
                                              (RCRI 9050)

http://www.wellsfargo.com
--------------------------------------------------------------------------------
Primary Internet Web Address of Bank
(Home Page), if any (TEXT 4087)
(Example: www.examplebank.com)

WELLS FARGO BANK NATIONAL ASSOCIATION
--------------------------------------------------------------------------------
Legal Title of Bank (TEXT 9010)

San Francisco
--------------------------------------------------------------------------------
City (TEXT 9130)

CA                                      94104
--------------------------------------------------------------------------------
State Abbrev. (TEXT 9200)               Zip Code (Text 9220)

Board of Governors of the Federal Reserve System, Federal Deposit Insurance Corporation, Office of the Comptroller of the Currency.

CONSOLIDATED REPORTS OF CONDITION AND INCOME FOR                      FFIEC 031
A BANK WITH DOMESTIC OFFICES ONLY                                     Page i
                                                                               2
TABLE OF CONTENTS

SIGNATURE PAGE                                       Cover

REPORT OF INCOME
Schedule RI - Income Statement                       RI-1, 2, 3
Schedule RI-A - Changes in Equity Capital            RI-4
Schedule RI-B - Charge-offs and Recoveries on
  Loans and Leases and Changes in Allowance
  for Loan and Lease Losses                          RI-4, 5
Schedule RI-D - Income from
  International Operations                           RI-6
Schedule RI-E - Explanations                         RI-6, 7

DISCLOSURE OF ESTIMATED BURDEN


The estimated average burden associated with this information collection is 35.5 hours per respondent and is estimated to vary from 14 to 500 hours per response, depending on individual circumstances. Burden estimates include the time for reviewing instructions, gathering and maintaining data in the required form, and completing the information collection, but exclude the time for compiling and maintaining business records in the normal course of a respondent's activities. A Federal agency may not conduct or sponsor, and an organization (or a person) is not required to respond to a collection of information, unless it displays a currently valid OMB control number. Comments concerning the accuracy of this burden estimate and suggestions for reducing this burden should be directed to the Office of Information and Regulatory Affairs, Office of Management and Budget, Washington, D.C. 20503, and to one of the following:

Secretary
Board of Governors of the Federal Reserve System
Washington, D.C.  20551


Legislative and Regulatory Analysis Division
Office of the Comptroller of the Currency
Washington, D.C.  20219

Assistant Executive Secretary
Federal Deposit Insurance Corporation
Washington, D.C.  20429

REPORT OF CONDITION
Schedule RC - Balance Sheet                                  RC-1, 2
Schedule RC-A - Cash and Balances Due
  From Depository Institutions                               RC-3
Schedule RC-B - Securities                                   RC-3, 4, 5
Schedule RC-C - Loans and Lease Financing Receivables:
  Part I. Loans and Leases                                   RC-6, 7
  Part II. Loans to Small Businesses and
  Small Farms (to be completed for the
  June report only; not included in the forms
  for the September and December reports)                    RC-7a, 7b
Schedule RC-D - Trading Assets and Liabilities
  (to be completed only by selected banks)                   RC-8
Schedule RC-E - Deposit Liabilities                          RC-9, 10
Schedule RC-F - Other Assets                                 RC-11
Schedule RC-G - Other Liabilities                            RC-11
Schedule RC-H - Selected Balance Sheet Items
  for Domestic Offices                                       RC-12
Schedule RC-I - Assets and Liabilities of IBFs               RC-12
Schedule RC-K - Quarterly Averages                           RC-13
Schedule RC-L - Derivatives and
  Off-Balance Sheet Items                                    RC-14, 15
Schedule RC-M - Memoranda                                    RC-16
Schedule RC-N - Past Due and Nonaccrual
  Loans, Leases, and Other Assets                            RC-17, 18
Schedule RC-O - Other Data for Deposit
  Insurance and FICO Assessments                             RC-19, 20
Schedule RC-R - Regulatory Capital                           RC-21,22,
                                                                23,24
Schedule RC-S - Securitization and
  Asset Sales Activities                                     RC-25,26,
                                                                27,27a
Schedule RC-T - Fiduciary and Related Services (to be
  completed beginning December 31, 2001)                     RC-28, 29, 30
Optional Narrative Statement Concerning
  the Amounts Reported in the Reports
  of Condition and Income                                    RC-31

Special Report (to be completed by all banks)

For information or assistance, national and state nonmember banks should contact the FDIC's Reports Analysis and Quality Control Section, 550 17th Street, NW, Washington, D.C. 20429, toll free on (800) 688-FDIC(3342), Monday through Friday between 8:00 a.m. and 5:00 p.m., Eastern time. State member banks should contact their Federal Reserve District Bank.

WELLS FARGO BANK NATIONAL ASSOCIATION                                  FFIEC 031
Legal Title of Bank                                                    RI-1
SAN FRANCISCO                                                          3
City

CA                                          94104
State                                       Zip Code

FDIC Certificate Number - 03511

CONSOLIDATED REPORT OF INCOME
FOR THE PERIOD JANUARY 1, 2001 - DECEMBER 31, 2001

ALL REPORT OF INCOME SCHEDULES ARE TO BE REPORTED ON A CALENDAR YEAR-TO-DATE BASIS IN THOUSANDS OF DOLLARS.

SCHEDULE RI -- INCOME STATEMENT

                                                                     Dollar Amounts in Thousands  RIAD  Bil | Mil | Thou
------------------------------------------------------------------------------------------------------------------------
1.     Interest Income:
       a. Interest and fee income on loans:
          (1) In domestic offices:
              (a) Loans secured by real estate                                                    4011     3,393,000      1.a.1.a
              (b) Loans to finance agricultural production and other loans to farmers             4024       151,000      1.a.1.b
              (c) Commercial and industrial loans                                                 4012     1,824,000      1.a.1.c
              (d) Loans to individuals for household, family, and other personal expenditures:
                  (1) CREDIT CARDS                                                                B485             0      1.a.1.d.1
                  (2) OTHER (INCLUDES SINGLE PAYMENT, INSTALLMENT, ALL STUDENT LOANS, AND
                      REVOLVING CREDIT PLANS OTHER THAN CREDIT CARDS)                             B486       331,000      1.a.1.d.2
              (e) Loans to foreign governments and official institutions                          4056             0      1.a.1.e
              (f) ALL OTHER LOANS IN DOMESTIC OFFICES                                             B487        83,000      1.a.1.f
          (2) In foreign offices, Edge and Agreement subsidiaries,
              and IBFs                                                                            4059         1,000      1.a.2
          (3) Total interest and fee income on loans (sum of items 1.a.(1)(a) through 1.a.(2))    4010     5,783,000      1.a.3
       b. INCOME FROM LEASE FINANCING RECEIVABLES                                                 4065       476,000      1.b
       c. INTEREST INCOME ON BALANCES DUE FROM DEPOSITORY INSTITUTIONS: (1)                       4115       137,000      1.c
       d. Interest and dividend income on securities:
          (1) U.S. TREASURY SECURITIES AND U.S. GOVERNMENT AGENCY OBLIGATIONS (EXCLUDING
              MORTGAGE-BACKED SECURITIES)                                                         B488        17,000      1.d.1
          (2) MORTGAGE-BACKED SECURITIES                                                          B489       423,000      1.d.2
          (3) ALL OTHER SECURITIES (INCLUDES SECURITIES ISSUED BY STATES AND POLITICAL
              SUBDIVISIONS IN THE U.S.)                                                           4060        82,000      1.d.3
       e. Interest income from trading assets                                                     4069        78,000      1.e
       f. Interest income on federal funds sold and securities purchased under agreements
          to resell                                                                               4020        12,000      1.f
       g. OTHER INTEREST INCOME                                                                   4518        23,000      1.g
       h. Total interest income (sum of items 1.a.(3) through 1.g)                                4107     7,031,000      1.h
2.     Interest expense:
       a. Interest on deposits:
          (1) Interest on deposits in domestic offices:
              (a) Transaction accounts (NOW accounts, ATS accounts, and telephone and
                  preauthorized transfer accounts)                                                4508        22,000      2.a.1.a
              (b) Nontransaction accounts:
                  (1) SAVINGS DEPOSITS (INCLUDES MMDAS)                                           0093       641,000      2.a.1.b.1
                  (2) Time deposits of $100,000 or more                                           A517       203,000      2.a.1.b.2
                  (3) Time deposits of less than $100,000                                         A518       354,000      2.a.1.b.3
          (2) Interest on deposits in foreign offices, Edge and agreement subsidiaries, and IBFs  4172       232,000      2.a.2
       b. Expense of federal funds purchased and securities sold under agreements to repurchase   4180       654,000      2.b
       c. Interest on trading liabilities and other borrowed money                                4185       154,000      2.c

----------
(1) Includes interest income on time certificates of deposits not held for trading.

WELLS FARGO BANK NATIONAL ASSOCIATION                                  FFIEC 031
Legal Title of Bank                                                    RI-2
                                                                               4
FDIC Certificate Number - 03511

SCHEDULE RI -- CONTINUED

                                                                                 Year-to-date
                                                                                 ------------
                                              Dollar Amounts in Thousands  RIAD  Bil/Mil/Thou
---------------------------------------------------------------------------------------------------------------
2.  Interest expense (continued):
    d. Interest on subordinated notes and debentures                       4200        298,000                   2.d
    e. Total interest expense (sum of items 2.a through 2.d)               4073      2,558,000                   2.e
3.  Net interest income (item 1.h minus 2.e)                                                    4074  4,473,000  3
4.  PROVISION FOR LOAN AND LEASE LOSSES                                                         4230    365,000  4
5.  Noninterest income:
    a. Income from fiduciary activities (1)                                4070        280,000                   5.a
    b. Service charges on deposit accounts in domestic offices             4080        917,000                   5.b
    c. Trading revenue (2)                                                 A220        247,000                   5.c
    d. INVESTMENT BANKING, ADVISORY, BROKERAGE, AND UNDERWRITING FEES
       AND COMMISSIONS                                                     B490        358,000                   5.d
    e. VENTURE CAPITAL REVENUE                                             B491              0                   5.e
    f. NET SERVICING FEES                                                  B492      1,656,000                   5.f
    g. NET SECURITIZATION INCOME                                           B493          4,000                   5.g
    h. INSURANCE COMMISSIONS AND FEES                                      B494          6,000                   5.h
    i. NET GAINS (LOSSES) ON SALES OF LOANS AND LEASES                     5416         59,000                   5.i
    j. NET GAINS (LOSSES) ON SALES OF OTHER REAL-ESTATE OWNED              5415          6,000                   5.j
    k. NET GAINS (LOSSES) ON SALES OF OTHER ASSETS (EXCLUDING SECURITIES)  B496        775,000                   5.k
    l. Other noninterest income*                                           B497      1,297,000                   5.l
    m. Total noninterest income (sum of items 5.a through 5.l)                                  4079  5,605,000  5.m
6.  a. Realized gains (losses) on held-to-maturity securities                                   3521          0  6.a
    b. Realized gains (losses) on available-for-sale securities                                 3196    256,000  6.b
7.  Noninterest expense:
    a. Salaries and employee benefits                                      4135      2,552,000                   7.a
    b. Expenses of premises and fixed assets (net of rental income)
       (excluding salaries and employee benefits and mortgage interest)    4217        662,000                   7.b
    c. AMORTIZATION EXPENSE OF INTANGIBLE ASSETS (INCLUDING GOODWILL)      4531        419,000                   7.c
    d. Other noninterest expense *                                         4092      2,038,000                   7.d
    e. Total noninterest expense (sum of items 7.a through 7.d)                                 4093  5,671,000  7.e
8.  Income (loss) before income taxes and extraordinary
    items, and other adjustments (item 3 plus or minus items 4, 5.m,
    6.a, 6.b, and 7.e)                                                                          4301  4,298,000  8
9.  Applicable income taxes (on item 8)                                                         4302  1,427,000  9
10. Income (loss) before extraordinary items and other adjustments
    (item 8 minus item 9)                                                                       4300  2,871,000  10
11. Extraordinary items and other adjustments, net of income taxes *                            4320          0  11
12. Net income (loss) (sum of items 10 and 11)                                                  4340  2,871,000  12

----------
*    Describe on Schedule RI-E - Explanations.

(1) For banks required to complete Schedule RC-T, items 12 through 19, income from fiduciary activities reported in Schedule RI, item 5.a, must equal the amount reported in Schedule RC-T, item 19.

(2) For banks required to complete Schedule RI, Memorandum item 8, trading revenue reported in Schedule RI, item 5.c must equal the sum of Memorandum items 8.a through 8.d.

WELLS FARGO BANK NATIONAL ASSOCIATION                                  FFIEC 031
Legal Title of Bank                                                    RI-3
                                                                              5
FDIC Certificate Number - 03511

SCHEDULE RI -- CONTINUED

                                                                                                        Year-to-Date
                                                                                                      ----------------
MEMORANDA                                                        Dollar Amounts in Thousands    RIAD  Bil | Mil | Thou
----------------------------------------------------------------------------------------------------------------------
1.     Interest expense incurred to carry tax-exempt securities, loans, and leases acquired
       after August 7, 1986, that is not deductible for federal income tax purposes             4513           4,000    M.1
2.     Income from the sale and servicing of mutual funds and annuities in domestic offices
       (included in Schedule RI, item 8)                                                        8431         357,000    M.2
3.     INCOME ON TAX-EXEMPT LOANS AND LEASES TO STATES AND POLITICAL SUBDIVISIONS IN
       THE U.S. (INCLUDED IN SCHEDULE RI, ITEMS 1.a AND 1.b)                                    4313           7,000    M.3
4.     Income on tax-exempt securities issued by states and political subdivisions in the U.S.
       (included in Schedule RI, item 1.d.(3))                                                  4507          20,000    M.4
5.     Number of full-time equivalent employees at end of current period (round to                        NUMBER
       nearest whole number)                                                                    4150          47,267    M.5
6.     Not applicable
7.     If the reporting bank has restated its balance sheet as a result of applying push down      CCYY / MM / DD
       accounting this calendar year, report the date of the bank's acquisition (1)             9106             N/A    M.7
8.     Trading revenue (from cash instruments and derivative instruments) (sum of Memorandum items 8.a through 8.d must equal Schedule RI, item 5.c) (TO
       BE COMPLETED BY BANKS THAT REPORTED AVERAGE TRADING ASSETS (SCHEDULE
       RC-K, ITEM 7) OF $2 MILLION OR MORE FOR ANY QUARTER OF THE PRECEDING
       CALENDAR YEAR.):

                                                                                                RIAD  Bil | Mil | Thou
----------------------------------------------------------------------------------------------------------------------
       a. Interest rate exposures                                                               8757         101,000    M.8.a
       b. Foreign exchange exposures                                                            8758         146,000    M.8.b
       c. Equity security and index exposures                                                   8759               0    M.8.c
       d. Commodity and other exposures                                                         8760               0    M.8.d

----------------------------------------------------------------------------------------------------------------------
9.     Impact on income of derivatives held for purposes other than trading:                    RIAD  Bil | Mil | Thou
       a. Net increase (decrease) to interest income                                            8761         659,000    M.9.a
       b. Net (increase) decrease to interest expense                                           8762         (8,000)    M.9.b
       c. Other (noninterest) allocations                                                       8763               0    M.9.c
10.    Credit losses on derivatives (see instructions)                                          A251               0    M.10
11.    Does the reporting bank have a Subchapter S election in effect for                              YES /  NO
       federal income tax purposes for the current tax year ?                                   A530              NO    M.11

----------
(1)      For example, a bank acquired on June 1, 2001, would report 20010601

WELLS FARGO BANK NATIONAL ASSOCIATION                                  FFIEC 031
Legal Title of Bank                                                    RI-4
                                                                               6
FDIC Certificate Number - 03511

SCHEDULE RI-A -- CHANGES IN EQUITY CAPITAL

Indicate decreases and losses in parentheses.

                                                                Dollar Amounts in Thousands   RIAD    Bil | Mil | Thou
----------------------------------------------------------------------------------------------------------------------
1.  TOTAL EQUITY CAPITAL MOST RECENTLY REPORTED FOR THE DECEMBER 31, 2000, REPORTS
    OF CONDITION AND INCOME (I.E., AFTER ADJUSTMENTS FROM AMENDED REPORTS OF INCOME)          3217     13,738,000       1
2.  RESTATEMENTS DUE TO CORRECTIONS OF MATERIAL ACCOUNTING ERRORS AND CHANGES IN
    ACCOUNTING PRINCIPLES*                                                                    B507              0       2
3.  BALANCE END OF PREVIOUS CALENDAR YEAR AS RESTATED (SUM OF ITEMS 1 AND 2)                  B508     13,738,000       3
4.  Net income (loss) (must equal Schedule RI, item 12)                                       4340      2,871,000       4
5.  SALE, CONVERSION, ACQUISITION, OR RETIREMENT OF CAPITAL STOCK, NET (EXCLUDING TREASURY
    STOCK TRANSACTIONS)                                                                       B509              0       5
6.  TREASURY STOCK TRANSACTIONS, NET                                                          B510              0       6
7.  Changes incident to business combinations, net                                            4356              0       7
8.  LESS: Cash dividends declared on preferred stock                                          4470              0       8
9.  LESS: Cash dividends declared on common stock                                             4460      1,298,000       9
10. OTHER COMPREHENSIVE INCOME (1)                                                            B511        174,000       10
11. Other transactions with parent holding company * (not included in items
    5, 6, 8, or 9 above)                                                                      4415        701,000       11
12. Total equity capital end of current period (sum of items 3 through 11) (must equal
    Schedule RC, item 28)                                                                     3210     16,186,000       12

----------
*    Describe on Schedule RI-E - Explanations.

(1) Includes changes in net unrealized holding gains (losses) on available-for-sale securities, changes in accumulated net gains (losses) on cash flow hedges, foreign currency translation adjustments, and changes in minimum pension liability adjustments.

SCHEDULE RI-B -- CHARGE-OFFS AND RECOVERIES ON LOANS AND LEASES
                 AND CHANGES IN ALLOWANCE FOR LOAN AND LEASE LOSSES

PART  I.  CHARGE-OFFS AND RECOVERIES ON LOANS AND LEASES

PART I EXCLUDES CHARGE-OFFS AND RECOVERIES THROUGH
THE ALLOCATED TRANSFER RISK RESERVE.

                                                                                  (Column A)             (Column B)
                                                                                Charge-offs (1)           Recoveries
                                                                            ----------------------  ----------------------
                                                                                        Calendar year-to-date
                                                                            ----------------------------------------------
                                              Dollar Amounts in Thousands   RIAD  Bil | Mil | Thou  RIAD  Bil | Mil | Thou
--------------------------------------------------------------------------------------------------------------------------
1. Loans secured by real estate:
   a. CONSTRUCTION, LAND DEVELOPMENT, AND OTHER LAND LOANS IN DOMESTIC
      OFFICES                                                               3582             0      3583          0         1.a
   b. Secured by farmland in domestic offices                               3584         1,000      3585          0         1.b
   c. Secured by 1-4 family residential properties in domestic offices:
        (1) Revolving, open-end loans secured by 1-4 family residential
            properties and extended under lines of credit                   5411         4,000      5412      1,000         1.c.1
        (2) Closed-end loans secured by 1-4 family residential properties   5413         6,000      5414      5,000         1.c.2
   d. Secured by multifamily (5 or more) residential properties in
      domestic offices                                                      3588         2,000      3589      3,000         1.d
   e. Secured by nonfarm nonresidential properties in domestic offices      3590        15,000      3591     14,000         1.e
   f. IN FOREIGN OFFICES                                                    B512             0      B513          0         1.f
2. Loans to depository institutions and acceptances of other banks:
   a. To U.S. banks and other U.S. depository institutions                  4653             0      4663          0         2.a
   b. To foreign banks                                                      4654             0      4664          0         2.b
3. Loans to finance agricultural production and other loans to farmers      4655         6,000      4665      3,000         3
4. Commercial and industrial loans:
   a. To U.S. addressees (domicile)                                         4645       348,000      4617     58,000         4.a
   b. To non-U.S. addressees (domicile)                                     4646         2,000      4618          0         4.b
5. Loans to individuals for household, family, and other personal expenditures:
   a. CREDIT CARDS                                                          B514             0      B515          0         5.a
   b. OTHER (INCLUDES SINGLE PAYMENT, INSTALLMENT, ALL STUDENT LOANS
      AND REVOLVING CREDIT PLANS OTHER THAN CREDIT CARDS)                   B516        85,000      B517     33,000         5.b

----------
(1) Include write-downs arising from transfers of loans to the held-for-sale account.

WELLS FARGO BANK NATIONAL ASSOCIATION                                  FFIEC 031
Legal Title of Bank                                                    RI-5
                                                                               7
FDIC Certificate Number - 03511

SCHEDULE RI-B -- CONTINUED

PART I. CONTINUED

                                                                        (Column A)                (Column B)
                                                                     Charge-offs (1)              Recoveries
                                                                -----------------------    -------------------------
                                                                                Calendar year-to-date
                                                                ----------------------------------------------------
                              Dollar Amounts in Thousands       RIAD   Bil | Mil | Thou    RIAD     Bil | Mil | Thou
--------------------------------------------------------------------------------------------------------------------
6. Loans to foreign governments and official institutions       4643              0        4627                0        6
7. All other loans                                              4644         27,000        4628            4,000        7
8. Lease financing receivables:
   a. To U.S. addressees (domicile)                             4658         72,000        4668           26,000        8.a
   b. To non-U.S. addressees (domicile)                         4659              0        4669                0        8.b
9. Total (sum of items 1 through 8)                             4635        568,000        4605          147,000        9

                                                                                 (Column A)               (Column B)
MEMORANDA                                                                      Charge-offs (1)             Recoveries
                                                                          ------------------------  -----------------------
                                                                                        Calendar year-to-date
                                                                          -------------------------------------------------
                                           Dollar Amounts in Thousands    RIAD    Bil | Mil | Thou  RIAD   Bil | Mil | Thou
---------------------------------------------------------------------------------------------------------------------------
1. Loans to finance commercial real estate, construction, and land development activities (not secured by real estate) included in
   Schedule RI-B, part I, items 4 and 7, above                            5409          0           5410          0           M.1
2. Loans secured by real estate to non-U.S. addresses (domicile)
   (included in Schedule RI-B, part I, item 1, above):                    4652          0           4662          0           M.2

----------
(1) Include write-downs arising from transfers of loans to the held-for-sale account.

PART II. CHANGES IN ALLOWANCE FOR LOAN AND LEASE LOSSES

                                                                 Dollar Amounts in Thousands    RIAD   Bil | Mil | Thou
-----------------------------------------------------------------------------------------------------------------------
1. BALANCE MOST RECENTLY REPORTED FOR THE DECEMBER 31, 2000 , REPORTS OF CONDITION
   AND INCOME (I.E., AFTER ADJUSTMENTS FROM AMENDED REPORTS OF INCOME)                          B522        1,507,000      1
2. Recoveries (must equal part I, item 9, column B above)                                       4605          147,000      2
3. LESS: Charge-offs (sum of part I, item 9, column A above and Schedule RI-E, item 6.a)        C079          568,000      3
4. PROVISION FOR LOAN AND LEASE LOSSES (MUST EQUAL SCHEDULE RI, ITEM 4)                         4230          365,000      4
5. Adjustments * (see instructions for this schedule)                                           4815          (6,000)      5
6. Balance end of current period (sum of items 1 through 5)
   (must equal Schedule RC, item 4.c)                                                           3123        1,445,000      6

----------
* Include as a negative number write-downs arising from transfers of loans to the held-for-sale account. Describe all adjustments on Schedule RI-E -- Explanations, item 6.

WELLS FARGO BANK NATIONAL ASSOCIATION                                  FFIEC 031
Legal Title of Bank                                                    RI-6
                                                                               8
FDIC Certificate Number - 03511

SCHEDULE RI-D -- INCOME FROM INTERNATIONAL OPERATIONS

FOR ALL BANKS WITH FOREIGN OFFICES, EDGE OR AGREEMENT SUBSIDIARIES, OR IBFS WHERE INTERNATIONAL OPERATIONS ACCOUNT FOR MORE THAN 10 PERCENT OF TOTAL REVENUES, TOTAL ASSETS, OR NET INCOME.

                                                                                                           Year-to-Date
                                                                                                         ----------------
Dollar Amounts in Thousands                                                                        RIAD  Bil | Mil | Thou
-------------------------------------------------------------------------------------------------------------------------
1. INTEREST INCOME AND EXPENSE ATTRIBUTABLE TO INTERNATIONAL OPERATIONS:
   a. GROSS INTEREST INCOME                                                                        B523        N/A          1.a
   b. GROSS INTEREST EXPENSE                                                                       B524        N/A          1.b
2. NET INTEREST INCOME ATTRIBUTABLE TO INTERNATIONAL OPERATIONS (ITEM 1.a MINUS 1.b)               B525        N/A          2.
3. Noninterest income and expense attributable to international operations:
   a. Noninterest income attributable to international operations                                  4097        N/A          3.a
   b. Provision for loan and lease losses attributable to international operations                 4235        N/A          3.b
   c. Other noninterest expense attributable to international operations                           4239        N/A          3.c
   d. Net noninterest income (expense) attributable to international operations (item 3.a minus
      3.b and 3.c)                                                                                 4843        N/A          3.d
4. Estimated pretax income attributable to international operations before capital allocation
   adjustment (sum of items 2 and 3.d)                                                             4844        N/A          4
5. Adjustment to pretax income for internal allocations to international operations to reflect
   the effects of equity capital on overall bank funding costs                                     4845        N/A          5
6. Estimated pretax income attributable to international operations after capital allocation
   adjustment (sum of items 4 and 5)                                                               4846        N/A          6
7. Income taxes attributable to income from international operations as estimated in item 6        4797        N/A          7
8. Estimated net income attributable to international operations (item 6 minus 7)                  4341        N/A          8

WELLS FARGO BANK NATIONAL ASSOCIATION                                  FFIEC 031
Legal Title of Bank                                                    RI-7
                                                                               9
FDIC Certificate Number - 03511

SCHEDULE RI-E -- EXPLANATIONS

SCHEDULE RI-E IS TO BE COMPLETED EACH QUARTER ON A CALENDAR YEAR-TO-DATE BASIS.

Detail all adjustments in Schedules RI-A and RI-B, all extraordinary items and other adjustments in Schedule RI, and all significant items of other noninterest income and other noninterest expense in Schedule RI. (See instructions for details.)

                                                                                                 Year-to-Date
                                                                                               ----------------
                                              Dollar Amounts in Thousands               RIAD   Bil | Mil | Thou
-------------------------------------------------------------------------------------------------------------
1.    OTHER NONINTEREST INCOME (FROM SCHEDULE RI, ITEM 5.l)
      ITEMIZE AND DESCRIBE THE THREE LARGEST AMOUNTS THAT EXCEED 1%
      OF THE SUM OF SCHEDULE RI, ITEMS 1.h AND 5.m:
               TEXT
      a.  C013 Income and fees from the printing and sale of checks                     C013            0          1.a
      b.  C014 Earnings on/increase in value of cash surrender value of
               life insurance                                                           C014            0          1.b
      c.  C016 Income and fees from automated teller machines (ATMs)                    C016            0          1.c
      d.  4042 Rent and other income from other real estate owned                       4042            0          1.d
      e.  C015 Safe deposit box rent                                                    C015            0          1.e
      f.  4461 Loan Origination Fees                                                    4461      710,000          1.f
      g.  4462 Intercompany Allocation                                                  4462      394,000          1.g
      h.  4463 Credit Card Fees                                                         4463      142,000          1.h
2.    OTHER NONINTEREST EXPENSE (FROM SCHEDULE RI, ITEM 7.d): ITEMIZE AND
      DESCRIBE THE THREE LARGEST AMOUNTS THAT EXCEED 1% OF THE SUM OF OF
      SCHEDULE RI, ITEMS 1.h AND 5.m:
               TEXT
      a.  C017 Data processing expenses                                                 C017            0          2.a
      b.  0497 Advertising and marketing expenses                                       0497      179,000          2.b
      c.  4136 Director's fees                                                          4136            0          2.c
      d.  C018 Printing, stationary, and supplies                                       C018            0          2.d
      e.  8403 Postage                                                                  8403            0          2.e
      f.  4141 Legal fees and expenses                                                  4141            0          2.f
      g.  4146 FDIC deposit insurance assessments                                       4146            0          2.g
      h.  4464 Service from Intercompany Affiliates                                     4464      519,000          2.h
      I.  4467 Professional Fees                                                        4467      409,000          2.I
      j.  4468 Telephone Expense                                                        4468      143,000          2.j
3.    Extraordinary items and other adjustments and applicable income tax effect (from Schedule RI, item 11) (itemize and describe all extraordinary items and other adjustments):
               TEXT
a.    (1) 6373 Effect of adopting FAS 133, "Accounting for Derivative
               Instruments and Hedging Activities"                                      6373            0          3.a.1
      (2) Applicable income tax effect                                      4486   0                               3.a.2
b.    (1) 4487                                                                          4487          N/A          3.b.1
      (2) Applicable income tax effect                                      4488   0                               3.b.2
c.    (1) 4489                                                                          4489          N/A          3.c.1
      (2) Applicable income tax effect                                      4491   0                               3.c.2

WELLS FARGO BANK NATIONAL ASSOCIATION                                  FFIEC 031
Legal Title of Bank                                                    RI-8
                                                                              10
FDIC Certificate Number - 03511

SCHEDULE RI-E -- CONTINUED

                                                                                                        Year-to-Date
                                                                                                      ----------------
              Dollar Amounts in Thousands                                                       RIAD  Bil | Mil | Thou
----------------------------------------------------------------------------------------------------------------------

4. RESTATEMENTS DUE TO CORRECTIONS OF MATERIAL ACCOUNTING ERRORS AND CHANGES IN
   ACCOUNTING PRINCIPLES (from Schedule RI-A, item 2) (itemize and describe all restatements):
            TEXT
   a.  B526                                                                                      B526            N/A       4.a
   b.  B527                                                                                      B527            N/A       4.b
5. Other transactions with parent holding company (from Schedule RI-A, item 11)
   (itemize and describe all such transactions):
            TEXT
   a.  4498 Capital Infusions                                                                    4498        701,000       5.a
   b.  4499                                                                                      4499            N/A       5.b
6. ADJUSTMENTS TO ALLOWANCE FOR LOAN AND LEASE LOSSES (FROM SCHEDULE RI-B,
   PART II, ITEM 5) (ITEMIZE AND DESCRIBE ALL ADJUSTMENTS):
            TEXT
   a.  5523 Write-downs arising from transfers of loans in the held-for-sale
       account                                                                                   5523              0       6.a
   b.  4522 Sale of Loans                                                                        4522        (6,000)       6.b

 7. Other explanations (the space below is provided for the bank to briefly describe, at its option, any other significant items affecting the
    Report of Income):                                                           RIAD
    X = NO COMMENT - Y = COMMENT                                                 4769   X
    Other explanations (please type or print clearly):
            TEXT (70 CHARACTERS PER LINE)
       4769
           --------------------------------------------------------------------
           --------------------------------------------------------------------
           --------------------------------------------------------------------
           --------------------------------------------------------------------
           --------------------------------------------------------------------
           --------------------------------------------------------------------
           --------------------------------------------------------------------
           --------------------------------------------------------------------
           --------------------------------------------------------------------
           --------------------------------------------------------------------

WELLS FARGO BANK NATIONAL ASSOCIATION                                 FFIEC 031
Legal Title of Bank                                                   RC-1
SAN FRANCISCO                                                                11
City
CA                                          94104
State                                       Zip Code

FDIC Certificate Number - 03511

CONSOLIDATED REPORT OF CONDITION FOR INSURED COMMERCIAL
AND STATE-CHARTERED SAVINGS BANKS FOR DECEMBER 31, 2001

All schedules are to be reported in thousands of dollars. Unless otherwise indicated, report the amount outstanding as of the last business day of the quarter.

SCHEDULE RC -- BALANCE SHEET

                                        Dollar Amounts in Thousands                       RCFD   Bil | Mil | Thou
-----------------------------------------------------------------------------------------------------------------
ASSETS
1.  Cash and balances due from depository institutions (from
    Schedule RC-A):
    a. Noninterest-bearing balances and currency and coin (1)                             0081        8,537,000      1.a
    b. Interest-bearing balances (2)                                                      0071        3,744,000      1.b
2.  Securities:
    a. Held-to-maturity securities (from Schedule RC-B, column A)                         1754                0      2.a
    b. Available-for-sale securities (from Schedule RC-B, column D)                       1773        6,395,000      2.b
3.  Federal funds sold and securities purchased under agreements to
    resell                                                                                1350          247,000      3
4.  Loans and lease financing receivables (from Schedule RC-C):
    a. LOANS AND LEASES HELD FOR SALE                                                     5369       16,886,000      4.a
    b. LOANS AND LEASES, NET OF UNEARNED INCOME                       B528   78,378,000                              4.b
    c. LESS: Allowance for loan and lease losses                      3123    1,445,000                              4.c
    d. LOANS AND LEASES, NET OF UNEARNED INCOME AND ALLOWANCE
       (ITEM 4.b MINUS 4.c)                                                               B529       76,933,000      4.d
5.  Trading assets (from Schedule RC-D)                                                   3545        4,283,000      5
6.  Premises and fixed assets (including capitalized leases)                              2145        1,632,000      6
7.  Other real estate owned (from Schedule RC-M)                                          2150           97,000      7
8.  Investments in unconsolidated subsidiaries and associated
    companies (from Schedule RC-M)                                                        2130          256,000      8
9.  Customers' liability to this bank on acceptances outstanding                          2155           39,000      9
10. Intangible assets:
    a. GOODWILL                                                                           3163        5,396,000      10.a
    b. OTHER INTANGIBLE ASSETS (FROM SCHEDULE RC-M)                                       0426        6,916,000      10.b
11. Other assets (from Schedule RC-F)                                                     2160        9,314,000      11
12. Total assets (sum of items 1 through 11)                                              2170      140,675,000      12

----------
(1)      Includes cash items in process of collection and unposted debits.

(2)      Includes time certificates of deposit not held for trading.

WELLS FARGO BANK NATIONAL ASSOCIATION                                  FFIEC 031
Legal Title of Bank                                                    RC-2

FDIC Certificate Number - 03511                                           12

SCHEDULE RC -- CONTINUED

                                             Dollar Amounts in Thousands                        RCON     Bil | Mil | Thou
-------------------------------------------------------------------------------------------------------------------------
LIABILITIES
13. Deposits:
    a. In domestic offices (sum of totals of columns A and C from
       Schedule RC-E, part I)                                                                   2200        73,644,000      13.a
       (1) Noninterest-bearing (1)                                          6631   26,090,000                               13.a.1
       (2) Interest-bearing                                                 6636   47,554,000                               13.a.2
    b. In foreign offices, Edge and Agreement subsidiaries, and IBFs                            RCFN
       (from Schedule RC-E, part II)                                                            2200         5,433,000      13.b
       (1) Noninterest-bearing                                              6631        2,000                               13.b.1
       (2) Interest-bearing                                                 6636    5,431,000   RCFD                        13.b.2
14. Federal funds purchased and securities sold under agreements
    to repurchase                                                                               2800        23,616,000      14
15. Trading liabilities (from Schedule RC-D)                                                    3548         3,281,000      15
16. OTHER BORROWED MONEY (INCLUDES MORTGAGE INDEBTEDNESS AND OBLIGATIONS
    UNDER CAPITALIZED LEASES) (FROM SCHEDULE RC-M):                                             3190         6,114,000      16
17. Not applicable
18. Bank's liability on acceptances executed and outstanding                                    2920            39,000      18
19. Subordinated notes and debentures(2)                                                        3200         5,540,000      19
20. Other liabilities (from Schedule RC-G)                                                      2930         6,794,000      20
21. Total liabilities (sum of items 13 through 20)                                              2948       124,461,000      21
22. MINORITY INTEREST IN CONSOLIDATED SUBSIDIARIES                                              3000            28,000      22
EQUITY CAPITAL
23. Perpetual preferred stock and related surplus                                               3838                 0      23
24. Common stock                                                                                3230           520,000      24
25. Surplus (exclude all surplus related to preferred stock)                                    3839        13,232,000      25
26. a. Retained earnings                                                                        3632         2,132,000      26.a
    b. ACCUMULATED OTHER COMPREHENSIVE INCOME (3)                                               B530           302,000      26.b
27. OTHER EQUITY CAPITAL COMPONENTS (4)                                                         A130                 0      27
28. Total equity capital (sum of items 23 through 27)                                           3210        16,186,000      28
29. Total liabilities, minority interest, and equity capital (sum
    of items 21, 22, and 28)                                                                    3300       140,675,000      29

MEMORANDUM
TO BE REPORTED ONLY WITH THE MARCH REPORT OF CONDITION.

1. Indicate in the box at the right the number of the statement below that best describes the most comprehensive level of auditing work
   performed for the bank by independent external auditors as of any                           RCFD         NUMBER
   date during 2000                                                                            6724                N/A      M. 1

1 = Independent audit of the bank conducted in accordance with generally accepted auditing standards by a certified public accounting firm which submits a report on the bank

2 = Independent audit of the bank's parent holding company conducted in accordance with generally accepted auditing standards by a certified public accounting firm which submits a report on the consolidated holding company (but not on the bank separately)

3  =  ATTESTATION ON BANK MANAGEMENT'S ASSERTION ON THE EFFECTIVENESS OF THE
      BANK'S INTERNAL CONTROL OVER FINANCIAL REPORTING BY A CERTIFIED PUBLIC ACCOUNTING FIRM

4 = Directors' examination of the bank conducted in accordance with generally accepted auditing standards by a certified public accounting firm (may be required by state chartering authority)

5  =  Directors' examination of the bank performed by other external auditors
      (may be required by state chartering authority)

6  =  Review of the bank's financial statements by external auditors

7  =  Compilation of the bank's financial statements by external auditors

8  =  Other audit procedures (excluding tax preparation work)

9  =  No external audit work

----------

(1) Includes total demand deposits and noninterest-bearing time and savings deposits.

(2)   Includes limited-life preferred stock and related surplus.

(3) Includes net unrealized holding gains (losses) on available-for-sale securities, accumulated net gains (losses) on cash flow hedges, cumulative foreign currency translation adjustments, and minimum pension liability adjustments.

(4)   Includes treasury stock and unearned Employee Stock Ownership Plan shares.

WELLS FARGO BANK NATIONAL ASSOCIATION                                  FFIEC 031
Legal Title of Bank                                                    RC-3

FDIC Certificate Number - 03511                                           13

SCHEDULE RC-A -- CASH AND BALANCES DUE FROM DEPOSITORY INSTITUTIONS

Exclude assets held for trading.

                                                                                    (Column A)                 (Column B)
                                                                                   Consolidated                 Domestic
                                                                                       Bank                     Offices
                                                                            ------------------------------------------------
                                              Dollar Amounts in Thousands   RCFD  Bil | Mil | Thou   RCON   Bil | Mil | Thou
----------------------------------------------------------------------------------------------------------------------------
1. Cash items in process of collection, unposted debits, and currency
   and coin                                                                 0022     8,130,000                                 1
   a. Cash items in process of collection and unposted debits                                        0020       6,643,000      1.a
   b. Currency and coin                                                                              0080       1,487,000      1.b
2. Balance due from depository institutions in the U.S.                                              0082       3,544,000      2
   a. U.S. branches and agencies of foreign banks (including their IBFs)    0083        88,000                                 2.a
   b. Other commercial banks in the U.S. and other depository
      institutions in the U.S. (including their IBFs)                       0085     3,544,000                                 2.b
3. Balances due from banks in foreign countries and foreign central banks                            0070         491,000      3
   a. Foreign branches of other U.S. banks                                  0073       471,000                                 3.a
   b. Other banks in foreign countries and foreign central banks            0074        20,000                                 3.b
4. Balances due from Federal Reserve Banks                                  0090        28,000       0090          28,000      4
5. Total (sum of items 1 through 4) (total of column A must equal
   Schedule RC, sum of items 1.a and 1.b)                                   0010    12,281,000       0010      12,193,000      5

SCHEDULE RC-B -- SECURITIES

Exclude assets held for trading.

                                                   Held-to-maturity                              Available-for-sale
                                 ----------------------------------------------------------------------------------------------
                                          (Column A)              (Column B)              (Column C)             (Column D)
                                        Amortized Cost            Fair Value            Amortized Cost           Fair Value
                                 ----------------------------------------------------------------------------------------------
Dollar Amounts in Thousands      RCFD  Bil | Mil | Thou  RCFD  Bil | Mil | Thou  RCFD  Bil | Mil | Thou  RCFD  Bil | Mil | Thou
-------------------------------------------------------------------------------------------------------------------------------
1. U.S. Treasury securities      0211           0        0213           0        1286       71,000       1287         72,000     1
2. U.S. Government agency
   obligations (exclude
   mortgage-backed securities):
   a. Issued by U.S. Government
      agencies (1)               1289           0        1290           0        1291       10,000       1293         10,000     2.a
   b. Issued by U.S.
      Government-sponsored
      agencies (2)               1294           0        1295           0        1297      143,000       1298        150,000     2.b
3. SECURITIES ISSUED BY STATES
   AND POLITICAL SUBDIVISIONS
   IN THE U.S.                   8496           0        8497           0        8498      351,000       8499        365,000     3

----------

(1) Includes Small Business Administration 'Guaranteed Loan Pool Certificates,' U.S. Maritime Administration obligations, and Export - Import Bank participation certificates.

(2) Includes obligations (other than mortgage-backed securities) issued by the Farm Credit System, the Federal Home Loan Bank System, The Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, the Financing Corporation, Resolution Funding Corporation, the Student Loan Marketing Association, and the Tennessee Valley Authority.

WELLS FARGO BANK NATIONAL ASSOCIATION                                  FFIEC 031
Legal Title of Bank                                                    RC-4

FDIC Certificate Number - 03511                                           14

SCHEDULE RC-B -- CONTINUED

                                                 Held-to-maturity                              Available-for-sale
                               ----------------------------------------------------------------------------------------------
                                        (Column A)              (Column B)              (Column C)             (Column D)
                                      Amortized Cost            Fair Value            Amortized Cost           Fair Value
                               ----------------------------------------------------------------------------------------------
Dollar Amounts in Thousands    RCFD  Bil | Mil | Thou  RCFD  Bil | Mil | Thou  RCFD  Bil | Mil | Thou  RCFD  Bil | Mil | Thou
-----------------------------------------------------------------------------------------------------------------------------
4. Mortgage-backed securities
   (MBS):
   a. Pass-through securities:
      (1) Guaranteed by GNMA   1698          0         1699           0        1701      1,783,000     1702     1,792,000      4.a.1
      (2) Issued by FNMA and
          FHLMC                1703          0         1705           0        1706      2,460,000     1707     2,487,000      4.a.2
      (3) Other pass-through
          securities           1709          0         1710           0        1711          7,000     1713         8,000      4.a.3
   b. Other mortgage-backed
      securities (include
      CMOs, REMICs and
      stripped MBS):
      (1) Issued or
          guaranteed by FNMA,
          FHLMC, or GNMA       1714          0         1715           0        1716         33,000     1717        34,000      4.b.1
      (2) Collateralized by
          MBS issued or
          guaranteed by FNMA,
          FHLMC, or GNMA       1718          0         1719           0        1731              0     1732             0      4.b.2
      (3) All other
          mortgage-backed
          securities           1733          0         1734           0        1735        842,000     1736       839,000      4.b.3
5. ASSET-BACKED SECURITIES
   (ABS):
   a. CREDIT CARD RECEIVABLES  B838          0         B839           0        B840          1,000     B841         1,000      5.a
   b. HOME EQUITY LINES        B842          0         B843           0        B844              0     B845             0      5.b
   c. AUTOMOBILE LOANS         B846          0         B847           0        B848              0     B849             0      5.c
   d. OTHER CONSUMER LOANS     B850          0         B851           0        B852              0     B853             0      5.d
   e. COMMERCIAL AND
      INDUSTRIAL LOANS         B854          0         B855           0        B856              0     B857             0      5.e
   f. OTHER                    B858          0         B859           0        B860              0     B861             0      5.f
6. Other debt securities:
   a. Other domestic debt
      securities               1737          0         1738           0        1739        632,000     1741       625,000      6.a
   b. Foreign debt securities  1742          0         1743           0        1744          4,000     1746         4,000      6.b
7. Investments in mutual
   funds and other equity
   securities with readily
   determinable fair
   values (1)                                                                  A510          8,000     A511         8,000      7
8. Total (sum of items 1
   through 7) (total of
   Column A must equal
   Schedule RC item 2.a)
   (total of column D must
   equal Schedule RC, item
   2.b)                        1754          0         1771           0        1772      6,345,000     1773     6,395,000     8

----------

(1) Report Federal Reserve stock, Federal Home Loan Bank stock, and banker's bank stock in Schedule RC-F, item 4.

WELLS FARGO BANK NATIONAL ASSOCIATION                                  FFIEC 031
Legal Title of Bank                                                    RC-2

FDIC Certificate Number - 03511                                           15

SCHEDULE RC-B -- CONTINUED

MEMORANDA                                    Dollar Amounts in Thousands                RCFD     Bil | Mil | Thou
-----------------------------------------------------------------------------------------------------------------
1. Pledged securities (1)                                                               0416           387,000       M.1
2. Maturity and repricing data for debt securities (1,2) (excluding those in nonaccrual status):
   a. Securities issued by the U.S. Treasury, U.S. Government agencies, and states and political subdivisions in the U.S.; other
      non-mortgage debt securities; and mortgage pass-through securities other than those backed by closed-end first lien 1-4 family residential mortgages with a remaining maturity or next repricing date of: (3,4)
      (1) Three months or less                                                          A549            85,000       M.2.a.1
      (2) Over three months through 12 months                                           A550           134,000       M.2.a.2
      (3) Over one year through three years                                             A551           177,000       M.2.a.3
      (4) Over three years through five years                                           A552           179,000       M.2.a.4
      (5) Over five years through 15 years                                              A553           521,000       M.2.a.5
      (6) Over 15 years                                                                 A554           121,000       M.2.a.6
   b. Mortgage pass-through securities backed by closed-end first lien
      1-4 family residential mortgages with a remaining maturity or next repricing date of: (3,5)
      (1) Three months or less                                                          A555            73,000       M.2.b.1
      (2) Over three months through 12 months                                           A556            54,000       M.2.b.2
      (3) Over one year through three years                                             A557             1,000       M.2.b.3
      (4) Over three years through five years                                           A558            40,000       M.2.b.4
      (5) Over five years through 15 years                                              A559           209,000       M.2.b.5
      (6) Over 15 years                                                                 A560         3,910,000       M.2.b.6
   c. Other mortgage-backed securities (include CMOs, REMICs, and stripped MBS; exclude mortgage pass-through securities) with an expected average life of: (6)
      (1) Three years or less                                                           A561            78,000       M.2.c.1
      (2) Over three years                                                              A562           795,000       M.2.c.2
   d. Debt securities with a REMAINING MATURITY of one year or less
      (included in Memorandum items 2.a through 2.c above)                              A248           146,000       M.2.d
3. Amortized cost of held-to-maturity securities sold or transferred to available-for-sale or trading securities during the calendar
   year-to-date (report the amortized cost at date of sale or transfer)                 1778                 0       M.3
4. Structured notes (included in the held-to-maturity and
   available-for-sale accounts in Schedule RC-B, items 2, 3, 5, and 6):
   a. Amortized cost                                                                    8782                 0       M.4.a
   b. Fair value                                                                        8783                 0       M.4.b

----------

(1) Includes held-to-maturity securities at amortized cost and available-for-sale securities at fair value.

(2) Exclude investments in mutual funds and other equity securities with readily determinable fair values.

(3) Report fixed rate debt securities by remaining maturity and floating rate debt securities by next repricing date.

(4) Sum of Memorandum items 2.a.(1) through 2.a.(6) plus any nonaccrual debt securities in the categories of debt securities reported in Memorandum item 2.a that are included in Schedule RC-N, item 9, column C, must equal Schedule RC-B, sum of items 1, 2, 3, 5, and 6, columns A and D, plus mortgage pass-through securities other than those backed by closed-end first lien 1-4 family residential mortgages included in Schedule RC-B, item 4.a, columns A and D.

(5) Sum of Memorandum items 2.b.(1) through 2.b.(6) plus any nonaccrual mortgage pass-through securities backed by closed-end first lien 1-4 family residential mortgages included in Schedule RC-N, item 9, column C, must equal Schedule RC-B, item 4.a, sum of columns A and D, less the amount of mortgage pass-through securities other than those backed by closed-end first lien 1-4 family residential mortgages included in Schedule RC-B, item 4.a, columns A and D.

(6) Sum of Memorandum items 2.c.(1) and 2.c.(2) plus any nonaccrual "Other mortgage-backed securities" included in Schedule RC-N, item 9, column C, must equal Schedule RC-B, item 4.b, sum of columns A and D.

WELLS FARGO BANK NATIONAL ASSOCIATION                                  FFIEC 031
Legal Title of Bank                                                    RC-2

FDIC Certificate Number - 03511                                           16

SCHEDULE RC-C -- LOANS AND LEASE FINANCING RECEIVABLES

PART I. LOANS AND LEASES

Do not deduct the allowance for loan and lease losses from amounts reported in this schedule. Report (1) loans and leases held for sale and (2) other loans and leases, net of unearned income.

REPORT LOANS AND LEASES NET OF ANY APPLICABLE ALLOCATED TRANSFER RISK RESERVE.

Exclude assets held for trading and commercial paper.

                                                                                    (Column A)                (Column B)
                                                                                   Consolidated                Domestic
                                                                                       Bank                    Offices
                                                                            -----------------------------------------------
                                              Dollar Amounts in Thousands   RCFD  Bil | Mil | Thou  RCON   Bil | Mil | Thou
---------------------------------------------------------------------------------------------------------------------------
1.  Loans secured by real estate                                            1410      58,137,000                             1
    a. CONSTRUCTION, LAND DEVELOPMENT, AND OTHER LAND LOANS                                         1415        4,648,000    1.a
    b. Secured by farmland (including farm residential and other
       improvements)                                                                                1420          657,000    1.b
    c. Secured by 1-4 family residential properties:
       (1) Revolving, open-end loans secured by 1-4 family residential
           properties and extended under lines of credit                                            1797        3,190,000    1.c.1
       (2) Closed-end loans secured by 1-4 family residential properties:
           (a) Secured by first liens                                                               5367       32,714,000    1.c.2.a
           (b) Secured by junior liens                                                              5368        1,039,000    1.c.2.b
    d. Secured by multifamily (5 or more) residential properties                                    1460        1,331,000    1.d
    e. Secured by nonfarm nonresidential properties                                                 1480       14,558,000    1.e
2.  LOANS TO DEPOSITORY INSTITUTIONS AND ACCEPTANCES OF OTHER BANKS:
    a. To commercial banks in the U.S.                                                              B531          438,000    2.a
       (1) To U.S. branches and agencies of foreign banks                   B532               0                             2.a.1
       (2) To other commercial banks in the U.S.                            B533         440,000                             2.a.2
    b. To other depository institutions in the U.S.                         B534               0    B534                0    2.b
    c. To banks in foreign countries                                                                B535           23,000    2.c
       (1) To foreign branches of other U.S. banks                          B536               0                             2.c.1
       (2) To other banks in foreign countries                              B537          33,000                             2.c.2
3.  Loans to finance agricultural production and other loans to farmers     1590       2,604,000    1590        2,604,000    3
4.  Commercial and industrial loans:
    a. To U.S. addressees (domicile)                                        1763      21,993,000    1763       21,993,000    4.a
    b. To non-U.S. addressees (domicile)                                    1764          33,000    1764           26,000    4.b
5.  Not applicable.
6.  Loans to individuals for household, family, and other personal expenditures (i.e., consumer loans) (includes purchased paper):
    a. CREDIT CARDS                                                         B538          37,000    B538           37,000    6.a
    b. OTHER REVOLVING CREDIT PLANS                                         B539       1,039,000    B539        1,039,000    6.b
    c. Other consumer loans (includes single payment, installment,
       and all student loans                                                2011       4,274,000    2011        4,273,000    6.c
7.  Loans to foreign government and official institutions (including
    foreign central banks)                                                  2081               0    2081                0    7
8.  Obligations (other than securities and leases) of states and
    political subdivisions in the U.S.                                      2107         134,000    2107          134,000    8
9.  Other loans                                                             1563       1,099,000                             9
    a. Loans for purchasing or carrying securities (secured and unsecured)                          1545          557,000    9.a
    b. All other loans (exclude consumer loans)                                                     1564          542,000    9.b
10. Lease financing receivables (net of unearned income)                                            2165        5,441,000    10
    a. Of U.S. addressees (domicile)                                        2182       5,441,000                             10.a
    b. Of non-U.S. addressees (domicile)                                    2183               0                             10.b
11. LESS: Any unearned income on loans reflected in items 1-9 above         2123               0    2123                0    11
12. Total loans and leases, net of unearned income (sum of items 1 through 10 minus item 11) (total of column A must equal Schedule RC,
    item 4.a and 4.b)                                                       2122      95,264,000    2122       95,244,000    12

WELLS FARGO BANK NATIONAL ASSOCIATION                                  FFIEC 031
Legal Title of Bank                                                    RC-2

FDIC Certificate Number - 03511                                           17

SCHEDULE RC-C -- CONTINUED

PART I. CONTINUED

MEMORANDA                                     Dollar Amounts in Thousands               RCFD     Bil | Mil | Thou
-----------------------------------------------------------------------------------------------------------------
1. LOANS AND LEASES RESTRUCTURED AND IN COMPLIANCE WITH MODIFIED TERMS
   (INCLUDED IN SCHEDULE RC-C, PART I, AND NOT REPORTED AS PAST DUE OR
   NONACCRUAL IN SCHEDULE RC-N, MEMORANDUM ITEM 1) (EXCLUDE LOANS SECURED
   BY 1-4 FAMILY RESIDENTIAL PROPERTIES AND LOANS TO INDIVIDUALS FOR
   HOUSEHOLD, FAMILY, AND OTHER PERSONAL EXPENDITURES)                                  1616                 0      M.1
2. Maturity and repricing data for loans and leases (excluding those in nonaccrual status):
   a. Closed-end loans secured by first liens on 1-4 family residential properties in domestic offices (reported in Schedule RC-C, part I, item 1.c.(2)(a), column B) with a remaining maturity or next
      repricing date of: (1,2)                                                          RCON
      (1) Three months or less                                                          A564        17,500,000      M.2.a.1
      (2) Over three months through 12 months                                           A565           662,000      M.2.a.2
      (3) Over one year through three years                                             A566           202,000      M.2.a.3
      (4) Over three years through five years                                           A567         1,058,000      M.2.a.4
      (5) Over five years through 15 years                                              A568        12,317,000      M.2.a.5
      (6) Over 15 years                                                                 A569           913,000      M.2.a.6
   b. All loans and leases (reported in Schedule RC-C, part I, items 1 through 10, column A) EXCLUDING closed-end loans secured by first liens on 1-4 family residential properties in domestic offices
      (reported in Schedule RC-C, part I item 1.c.(2)(a), column B) with
      a remaining maturity or next repricing date of: (1,3)                             RCFD
      (1) Three months or less                                                          A570        35,946,000      M.2.b.1
      (2) Over three months through 12 months                                           A571         5,719,000      M.2.b.2
      (3) Over one year through three years                                             A572         6,344,000      M.2.b.3
      (4) Over three years through five years                                           A573         9,117,000      M.2.b.4
      (5) Over five years through 15 years                                              A574         4,478,000      M.2.b.5
      (6) Over 15 years                                                                 A575           406,000      M.2.b.6
   c. Loans and leases (reported in Schedule RC-C, part I, items 1 through 10, column A) with a REMAINING MATURITY of one year or less
      (excluding those in nonaccrual status)                                            A247        40,642,000      M.2.c
3. Loans to finance commercial real estate, construction, and land development activities (not secured by real estate) included in
   Schedule RC-C, part I, items 4 and 9, column A (4)                                   2746         5,064,000      M.3
4. Adjustable rate closed-end loans secured by first liens on 1-4 family
   residential properties in domestic offices                                           RCON
   (included in Schedule RC-C, part I, item 1.c.(2)(a), column B)                       5370        12,650,000      M.4
5. LOANS SECURED BY REAL ESTATE TO NON-U.S. ADDRESSES (DOMICILE)                        RCFD
   (INCLUDED IN SCHEDULE RC-C, PART I, ITEM 1, COLUMN A)                                B837                 0      M.5

----------

(1) Report fixed rate loans and leases by remaining maturity and floating rate loans by next repricing date.

(2) Sum of Memorandum items 2.a.(1) through 2.a.(6) plus total nonaccrual closed-end loans secured by first liens on 1-4 family residential properties in domestic offices included in Schedule RC-N, item 1.c.(2), column C must equal total closed-end loans secured by first liens on 1-4 family residential properties from Schedule RC-C, part I, item 1.c.(2)(a), column B

(3) Sum of Memorandum items 2.b.(1) through 2.b.(6) plus total nonaccrual loans and leases from Schedule RC-N, sum of items 1 through 8, column C, minus nonaccrual closed-end loans secured by first liens on 1-4 family residential properties in domestic offices included in Schedule RC-N, item 1.c.(2), column C, must equal total loans and leases from Schedule RC-C,
      Part I, sum or items 1 through 10, column A, minus total closed-end loans secured by first liens on 1-4 family residential properties in domestic offices from Schedule RC-C, part I, item 1.c.(2)(a), column B.

(4)   Exclude loans secured by real estate that are included in Schedule RC-C, part I, item 1, column A.

WELLS FARGO BANK NATIONAL ASSOCIATION                                  FFIEC 031
Legal Title of Bank                                                    RC-2

FDIC Certificate Number - 03511                                           18

SCHEDULE RC-D -- TRADING ASSETS AND LIABILITIES

SCHEDULE RC-D IS TO BE COMPLETED BY BANKS THAT REPORTED AVERAGE TRADING ASSETS (SCHEDULE RC-K, ITEM 7) OF $2 MILLION OR MORE FOR ANY QUARTER OF THE PRECEDING YEAR.

                                        Dollar Amounts in Thousands        RCON     Bil | Mil | Thou
----------------------------------------------------------------------------------------------------
 ASSETS

  1.  U.S. Treasury securities in domestic offices                          3531          309,000       1
  2.  U.S. Government agency obligations in domestic offices (exclude
      mortgage-backed securities)                                           3532          288,000       2
  3.  Securities issued by states and political subdivisions in             3533            7,000       3
      the U.S. in domestic offices
  4.  Mortgage-backed securities (MBS) in domestic offices:
      a. Pass-through securities issued or guaranteed by FNMA, FHLMC,       3534                0       4.a
         or GNMA
      b. Other mortgage-backed securities issued or guaranteed by
         FNMA, FHLMC, or GNMA (include CMOs, REMICs, and stripped MBS)      3535                0       4.b
      c. All other mortgage-backed securities                               3536          145,000       4.c
  5.  Other debt securities in domestic offices                             3537                0       5
6.-8. Not applicable
  9.  Other trading assets in domestic offices                              3541          980,000       9
                                                                            RCFN
 10. Trading assets in foreign offices                                      3542                0       10
 11. Revaluation gains on interest rate, foreign exchange rate,
     and other commodity and equity contracts:                              RCON
     a. In domestic offices                                                 3543        2,554,000       11.a
                                                                            RCFN
     b. In foreign offices                                                  3543                0       11.b
 12. Total trading assets (sum of items 1 through 11) (must equal           RCFD
     Schedule RC, item 5)                                                   3545        4,283,000       12

 LIABILITIES                                                                RCFD     Bil | Mil | Thou
----------------------------------------------------------------------------------------------------
 13. Liability for short positions                                          3546          726,000       13
 14. Revaluation losses on interest rate, foreign exchange rate,
     and other commodity and equity contracts                               3547        2,555,000       14
 15. Total trading liabilities (sum of items 13 and 14) (must
     equal Schedule RC, item 15)                                            3548        3,281,000       15

WELLS FARGO BANK NATIONAL ASSOCIATION                                  FFIEC 031
Legal Title of Bank                                                    RC-2

FDIC Certificate Number - 03511                                           19

SCHEDULE RC-E -- DEPOSIT LIABILITIES

PART I. DEPOSITS IN DOMESTIC OFFICES

                                                                                                            Nontransaction
                                                                 Transaction Accounts                          Accounts
                                                    ------------------------------------------------------------------------
                                                             (Column A)
                                                                Total                 (Column B)               (Column C)
                                                             transaction              MEMO: TOTAL                 Total
                                                              accounts                  DEMAND               nontransaction
                                                             (including                DEPOSITS                  accounts
                                                                total                (INCLUDED IN              (including
                                                           demand deposits)            COLUMN A)                 MMDAs)
                                                    ------------------------------------------------------------------------
                       Dollar Amounts in Thousands  RCON   Bil | Mil | Thou   RCON  Bil | Mil | Thou  RCON  Bil | Mil | Thou
----------------------------------------------------------------------------------------------------------------------------
DEPOSITS OF:
1. Individuals, partnerships and corporations
   (INCLUDE ALL CERTIFIED AND OFFICIAL CHECKS)      B549      16,533,000                              B550     54,691,000      1
2. U.S. Government                                  2202          50,000                              2520              0      2
3. States and political subdivisions in the U.S.    2203         467,000                              2530         88,000      3
4. COMMERCIAL BANKS AND OTHER DEPOSITORY
   INSTITUTIONS IN THE U.S.                         B551       1,815,000                              B552              0      4
5. Banks in foreign countries                       2213               0                              2236              0      5
6. Foreign governments, and official institutions
   (including foreign central banks)                2216               0                              2377              0      6
7. Total (sum of items 1 through 6) (sum of
   columns A and C must equal Schedule RC,
   item 13.a)                                       2215      18,865,000      2210     18,199,000     2385      54,779,000     7

MEMORANDA                                     Dollar Amounts in Thousands               RCON     Bil | Mil | Thou
-----------------------------------------------------------------------------------------------------------------
1. Selected components of total deposits (i.e., sum of item 7, columns
   A and C):
   a. Total Individual Retirement Accounts (IRAs) and Keogh Plan accounts               6835         1,696,000      M.1.a
   b. Total brokered deposits                                                           2365                 0      M.1.b
   c. Fully insured brokered deposits (included in Memorandum item
      1.b above):
      (1) Issued in denominations of less than $100,000                                 2343                 0      M.1.c.1
      (2) Issued either in denominations of $100,000 or in denominations greater than $100,000 and participated out by the broker
          in shares of $100,000 or less                                                 2344                 0      M.1.c.2
   d. Maturity data for brokered deposits:
      (1) Brokered deposits issued in denominations of less than $100,000 with a remaining maturity of one year or less (included in
          Memorandum item 1.c.(1) above)                                                A243                 0      M.1.d.1
      (2) Brokered deposits issued in denominations of $100,000 or more with a remaining maturity of one year or less (included in
          Memorandum item 1.b above)                                                    A244                 0      M.1.d.2
   e. Preferred deposits (uninsured deposits of states and political subdivisions in the U.S. reported in item 3 above which are secured or collateralized as required under state law)
      (TO BE COMPLETED FOR THE DECEMBER REPORT ONLY)                                    5590           430,000      M.1.e
2. Components of total nontransaction accounts (sum of Memorandum items
   2.a through 2.c must equal item 7, column C, above):
   a. Savings deposits:
      (1) Money market deposit accounts (MMDAs)                                         6810        21,229,000     M.2.a.1
      (2) Other savings deposits (excludes MMDAs)                                       0352        24,077,000     M.2.a.2
   b. Total time deposits of less than $100,000                                         6648         6,088,000     M.2.b
   c. Total time deposits of $100,000 or more                                           2604         3,385,000     M.2.c

WELLS FARGO BANK NATIONAL ASSOCIATION                                  FFIEC 031
Legal Title of Bank                                                    RC-2

FDIC Certificate Number - 03511                                           20

SCHEDULE RC-E -- CONTINUED

Part I. Continued

Memoranda (continued)                         Dollar Amounts in Thousands       RCON     Bil | Mil | Thou
---------------------------------------------------------------------------------------------------------
3. Maturity and repricing data for time deposits of less than $100,000:
   a. Time deposits of less than $100,000 with a remaining maturity or next repricing date of (1,2)
      (1) Three months or less                                                  A579        2,314,000       M.3.a.1
      (2) Over three months through 12 months                                   A580        2,676,000       M.3.a.2
      (3) Over one year through three years                                     A581          803,000       M.3.a.3
      (4) Over three years                                                      A582          295,000       M.3.a.4
   b. Time deposits of less than $100,000 with a REMAINING MATURITY of one year or less (included in Memorandum items 3.a.(1) through
      3.a.(4) above)(3)                                                         A241        4,990,000       M.3.b
4. Maturity and repricing data for time deposits of $100,000 or more:
   a. Time deposits of $100,000 or more with a remaining maturity or next repricing date of (1,4)
      (1) Three months or less                                                  A584        1,588,000       M.4.a.1
      (2) Over three months through 12 months                                   A585        1,351,000       M.4.a.2
      (3) Over one year through three years                                     A586          335,000       M.4.a.3
      (4) Over three years                                                      A587          111,000       M.4.a.4
   b. Time deposits of $100,000 or more with a REMAINING MATURITY of one year or less (included in Memorandum items 4.a.(1) through
      4.a.(4) above)(3)                                                         A242        2,939,000       M.4.b

----------

(1) Report fixed rate time deposits by remaining maturity and floating rate time deposits by next repricing date.

(2) Sum of Memorandum items 3.a.(1) through 3.a.(4) must equal Schedule RC-E Memorandum item 2.b.

(3) Report both fixed and floating rate time deposits by remaining maturity. Exclude floating rate time deposits with a next repricing date of one year or less that have a remaining maturity of over one year.

(4) Sum of Memorandum items 4.a.(1) through 4.a.(4) must equal Schedule RC-E, Memorandum item 2.c

PART II. DEPOSITS IN FOREIGN OFFICES (INCLUDING EDGE AND AGREEMENT SUBSIDIARIES AND IBFS)

                                              Dollar Amounts in Thousands       RCON     Bil | Mil | Thou
---------------------------------------------------------------------------------------------------------
Deposits of:
1. INDIVIDUALS, PARTNERSHIPS, AND CORPORATIONS (INCLUDE ALL CERTIFIED AND
   OFFICIAL CHECKS)                                                             B553        4,161,000       1
2. U.S. BANKS (INCLUDING IBFS AND FOREIGN BRANCHES OF U.S. BANKS) AND
   OTHER U.S. DEPOSITORY INSTITUTIONS                                           B554          903,000       2
3. Foreign banks (including U.S. branches and agencies of foreign banks,
   including their IBFs)                                                        2625          369,000       3
4. Foreign governments and official institutions (including foreign
   central banks)                                                               2650                0       4
5. U.S. GOVERNMENT AND STATES AND POLITICAL SUBDIVISIONS IN THE U.S.            B555                0       5
6. Total (sum of items 1 through 5 ) (must equal Schedule RC, item 13.b)        2200        5,433,000       6

MEMORANDA                                     Dollar Amounts in Thousands       RCON     Bil | Mil | Thou
---------------------------------------------------------------------------------------------------------
1. Time deposits with a remaining maturity of one year or less (included
   in Part II, item 6 above)                                                    A245         5,330,000      M.1

WELLS FARGO BANK NATIONAL ASSOCIATION                                  FFIEC 031
Legal Title of Bank                                                    RC-11

FDIC Certificate Number - 03511                                           21

SCHEDULE RC-F -- OTHER ASSETS

                                               Dollar Amounts in Thousands                      RCFD     Bil | Mil | Thou
-------------------------------------------------------------------------------------------------------------------------
1. ACCRUED INTEREST RECEIVABLE (1)                                                              B556            487,000     1
2. Net deferred tax assets (2)                                                                  2148                  0     2
3. Interest-only strips receivable (not in the form of a security) (3) on:
   a. Mortgage loans                                                                            A519          1,458,000     3.a
   b. Other financial assets                                                                    A520            151,000     3.b
4. EQUITY SECURITIES THAT DO NOT HAVE READILY DETERMINABLE FAIR VALUES (4)                      1752            721,000     4
5. Other (itemize and describe amounts greater than $25,000 that exceed
   25% of this item)                                                                            2168          6,497,000     5

           TEXT
   a. 2166 Prepaid expenses                                                 2166           0                                5.a
   b. C009 Cash surrender value of life insurance                           C009           0                                5.b
   c. 1578 Repossessed personal property (including vehicles)               1578           0                                5.c
   d. C010 Derivatives with a positive fair value held for purposes
           other than trading                                               C010           0                                5.d
   e. 3549 Accounts Receivable                                              3549   5,413,000                                5.e
   f. 3550                                                                  3550         N/A                                5.f
   g. 3551                                                                  3551         N/A                                5.g
6. Total (sum of items 1 through 5) (must equal Schedule RC, item 11)                           2160          9,314,000     6

SCHEDULE RC-G -- OTHER LIABILITIES

                                               Dollar Amounts in Thousands                      RCON     Bil | Mil | Thou
-------------------------------------------------------------------------------------------------------------------------
1. a. Interest accrued and unpaid on deposits in domestic offices(5)                            3645             43,000     1.a
   b. Other expenses accrued and unpaid (includes accrued income taxes                          RCFD
      payable)                                                                                  3646          1,930,000     1.b
2. Net deferred tax liabilities (2)                                                             3049          2,614,000     2
3. ALLOWANCE FOR CREDIT LOSSES ON OFF-BALANCE SHEET CREDIT EXPOSURES                            B557                  0     3
4. Other (itemize and describe amounts greater than $25,000 that exceed
   25% of this item)                                                                            2938          2,207,000     4

           TEXT
   a. 3066 Accounts payable                                                 3066   1,758,000                                4.a
   b. C011 Deferred compensation liabilities                                C011           0                                4.b
   c. 2932 Dividends declared but not yet payable                           2932           0                                4.c
   d. C012 Derivatives with a negative fair value held for purposes
           other than trading                                               C012           0                                4.d
   e. 3552                                                                  3552         N/A                                4.e
   f. 3553                                                                  3553         N/A                                4.f
   g. 3554                                                                  3554         N/A                                4.g
5. Total (sum of items 1 through 4) (must equal Schedule RC, item 20)                           2930          6,794,000     5

----------

(1) Include accrued interest receivable on loans, leases, debt securities, and other interest-bearing assets.

(2) See discussion of deferred income taxes in Glossary entry on "income taxes."

(3) Report interest-only strips receivable in the form of a security as available-for sale securities in Schedule RC, item 2.b, or as trading assets in Schedule RC, item 5, as appropriate.

(4) Include Federal Reserve stock, Federal Home Loan Bank stock, and bankers' bank stock

(5)   For savings banks, includes "dividends" accrued and unpaid on deposits.

WELLS FARGO BANK NATIONAL ASSOCIATION                                  FFIEC 031
Legal Title of Bank                                                    RC-12

FDIC Certificate Number - 03511                                           22

SCHEDULE RC-H -- SELECTED BALANCE SHEET ITEMS FOR DOMESTIC OFFICES

                                                                                                 Domestic
                                                                                                 Offices
                                                                                   ---------------------------
                                                   Dollar Amounts in Thousands     RCON       Bil | Mil | Thou
--------------------------------------------------------------------------------------------------------------
1. Customers' liability to this bank on acceptances outstanding                    2155             39,000       1
2. Bank's liability on acceptances executed and outstanding                        2920             39,000       2
3. Federal funds sold and securities purchased under agreements to resell          1350            247,000       3
4. Federal funds purchased and securities sold under agreements to repurchase      2800         23,616,000       4
5. Other borrowed money                                                            3190          6,114,000       5
   EITHER
6. Net due from own foreign offices, Edge and Agreement subsidiaries, and IBFs     2163                N/A       6
   OR
7. Net due to own foreign offices, Edge and Agreement subsidiaries, and IBFs       2941          5,072,000       7
8. Total assets (excludes net due from foreign offices, Edge and Agreement
   subsidiaries, and IBFs)                                                         2192        140,314,000       8
9. Total liabilities (excludes net due to foreign offices, Edge and Agreement
   subsidiaries, and IBFs)                                                         3129        119,028,000       9

IN ITEMS 10-17 REPORT THE AMORTIZED (HISTORICAL) COST OF BOTH HELD-TO-MATURITY
AND AVAILABLE-FOR-SALE SECURITIES IN DOMESTIC OFFICES.

10. U.S. Treasury securities                                                       1039            71,000        10
11. U.S. Government agency obligations (exclude mortgage-backed securities)        1041           153,000        11
12. Securities issued by states and political subdivisions in the U.S.             1042           351,000        12
13. Mortgage-backed securities (MBS):
    a. Pass-through securities:
       (1) Issued or guaranteed by FNMA, FHLMC, or GNMA                            1043         4,243,000        13.a.1
       (2) Other pass-through securities                                           1044             7,000        13.a.2
    b. Other mortgage-backed securities (include CMOs, REMICs, and stripped
       MBS):
       (1) Issued or guaranteed by FNMA, FHLMC, or GNMA                            1209            33,000        13.b.1
       (2) All other mortgage-backed securities                                    1280           842,000        13.b.2
14. Other domestic debt securities (include domestic asset-backed securities)      1281           633,000        14
15. Foreign debt securities (include foreign asset-backed securities)              1282             4,000        15
16. Investments in mutual funds and other equity securities with readily
    determinable fair values                                                       A510             8,000        16
17. Total amortized (historical) cost of both held-to-maturity and
    available-for-sale securities (sum of items 10 through 16)                     1374         6,345,000        17
18. Equity securities that do not have readily determinable fair values            1752           721,000        18

SCHEDULE RC-I -- SELECTED ASSETS AND LIABILITIES OF IBFs

TO BE COMPLETED ONLY BY BANKS WITH IBFs AND OTHER "FOREIGN" OFFICES.

                                                     Dollar Amounts in Thousands   RCFN       Bil | Mil | Thou
--------------------------------------------------------------------------------------------------------------
1. Total IBF assets of the consolidated bank (component of Schedule RC, item 12)   2133            20,000        1
2. Total IBF liabilities (component of Schedule RC, item 21)                       2898             1,000        2

WELLS FARGO BANK NATIONAL ASSOCIATION                                  FFIEC 031
Legal Title of Bank                                                    RC-13

FDIC Certificate Number - 03511                                           23

SCHEDULE RC-K--QUARTERLY AVERAGES (1)

                                                     Dollar Amounts in Thousands    RCFD    Bil | Mil | Thou
------------------------------------------------------------------------------------------------------------
ASSETS

1. Interest-bearing balances due from depository institutions                       3381        3,478,000     1
2. U.S. TREASURY SECURITIES AND U.S. GOVERNMENT AGENCY OBLIGATIONS (2)
   (EXCLUDING MORTGAGE-BACKED SECURITIES)                                           B558          229,000     2
3. MORTGAGE-BACKED SECURITIES (2)                                                   B559        5,055,000     3
4. ALL OTHER SECURITIES (2, 3)(INCLUDES SECURITIES ISSUED BY STATES AND
   POLITICAL SUBDIVISIONS IN THE U.S.)                                              B560        1,019,000     4
5. Federal funds sold and securities purchased under agreements to resell           3365           88,000     5
6. Loans:
   a. Loans in domestic offices:                                                    RCON
      (1) Total loans                                                               3360       87,516,000     6.a.1
      (2) Loans secured by real estate                                              3385       56,497,000     6.a.2
      (3) Loans to finance agricultural production and other loans to farmers       3386        2,323,000     6.a.3
      (4) Commercial and industrial loans                                           3387       22,015,000     6.a.4
      (5) Loans to individuals for household, family, and other personal expenditures:
          (a) CREDIT CARDS                                                          B561           26,000     6.a.5.a
          (b) OTHER (INCLUDES SINGLE PAYMENT, INSTALLMENT, ALL STUDENT LOANS,
              AND REVOLVING CREDIT PLANS OTHER THAN CREDIT CARDS)                   B562        4,799,000     6.a.5.b
                                                                                    RCFN
   b. Total loans in foreign offices, Edge and Agreement subsidiaries, and IBFs     3360           10,000     6.b
                                                                                    RCFD
7. Trading assets                                                                   3401        4,666,000     7
8. Lease financing receivables (net of unearned income)                             3484        5,599,000     8
9. Total assets(4)                                                                  3368      136,847,000     9

LIABILITIES

10. Interest-bearing transaction accounts in domestic (NOW accounts,                RCON
    ATS accounts, and telephone and preauthorized transfer accounts)
    (exclude demand deposits)                                                       3485          595,000     10
11. Nontransaction accounts in domestic offices:
    a. SAVINGS DEPOSITS (INCLUDES MMDAS)                                            B563       44,442,000     11.a
    b. Time deposits of $100,000 or more                                            A514        3,462,000     11.b
    c. Time deposits of less than $100,000                                          A529        6,204,000     11.c
                                                                                    RCFN
12. Interest-bearing deposits in foreign offices, Edge and Agreement
    subsidiaries, and IBFs                                                          3404        6,562,000     12
                                                                                    RCFD
13. Federal funds purchased and securities sold under agreements to repurchase      3353       19,403,000     13
14. Other borrowed money
    (includes mortgage indebtedness and obligations under capitalized leases)       3355        8,895,000     14

----------

(1) For all items, banks have the option of reporting either (1) an average of DAILY figures for the quarter, or (2) an average of WEEKLY figures (i.e., the Wednesday of each week of the quarter).

(2) Quarterly averages for all debt securities should be based on amortized cost.

(3) Quarterly averages for all equity securities should be based on historical cost.

(4) The quarterly averages for total assets should reflect all debt securities (not held for trading) at amortized cost, equity securities with readily determinable fair values at the lower of cost or fair value, and equity securities without readily determinable fair values at historical cost.

WELLS FARGO BANK NATIONAL ASSOCIATION                                  FFIEC 031
Legal Title of Bank                                                    RC-14

FDIC Certificate Number - 03511                                           24

SCHEDULE RC-L--DERIVATIVES AND OFF-BALANCE SHEET ITEMS

Please read carefully the instructions for Some of the amounts the preparation of Schedule RC-L. reported in Schedule RC-L are regarded as volume indicators and not necessarily as measures of risk.


                                                     Dollar Amounts in Thousands                     RCFD    Bil | Mil | Thou
-----------------------------------------------------------------------------------------------------------------------------
1. Unused commitments:
   a. Revolving, open-end lines secured by 1-4 family residential properties,
      e.g., home equity lines                                                                        3814       10,127,000     1.a
   b. Credit card lines                                                                              3815        5,367,000     1.b
   c. Commercial real estate, construction, and land development:
      (1) Commitments to fund loans secured by real estate                                           3816        4,083,000     1.c.1
      (2) Commitments to fund loans not secured by real estate                                       6550        4,833,000     1.c.2
   d. Securities underwriting                                                                        3817                0     1.d
   e. Other unused commitments                                                                       3818       26,706,000     1.e
2. Financial standby letters of credit and foreign office guarantees                                 3819          932,000     2
   a. Amount of financial standby letters of credit conveyed to others            3820    120,000                              2.a
3. Performance standby letters of credit and foreign office guarantees                               3821        3,038,000     3.
   a. Amount of performance standby letters of credit conveyed to others          3822    243,000                              3.a
4. Commercial and similar letters of credit                                                          3411          175,000     4

5. Participations in acceptances (as described in the instructions) conveyed to
   others by the reporting bank                                                                      3428            2,000     5
6. Securities lent (including customers' securities lent where the customer is
   indemnified against loss by the reporting bank)                                                   3433        3,362,000     6
7. Notional amount of credit derivatives:
   a. Credit derivatives on which the reporting bank is the guarantor                                A534          882,000     7.a
   b. Credit derivatives on which the reporting bank is the beneficiary                              A535          965,000     7.b
8. Spot foreign exchange contracts                                                                   8765        1,027,000     8
9. All other off-balance sheet liabilities (exclude derivatives) (itemize and describe each component of this item over 25% of Schedule RC, item 28,
   "Total equity capital")                                                                           3430        2,879,000     9

           TEXT
   a. 3432 Securities borrowed                                                    3432  2,879,000                              9.a
   b. 3434 Commitments to purchase when-issued securities                         3434          0                              9.b
   c. 3555                                                                        3555        N/A                              9.c
   d. 3556                                                                        3556        N/A                              9.d
   e. 3557                                                                        3557        N/A                              9.e
10. All other off-balance sheet assets (exclude derivatives)(itemize and describe each component of this item over 25% Schedule RC item 28., "Total
    equity capital")                                                                                 5591                0     10

           TEXT
   a. 3435 Commitments to sell when-issued securities                             3435          0                              10.a
   b. 5592                                                                        5592        N/A                              10.b
   c. 5593                                                                        5593        N/A                              10.c
   d. 5594                                                                        5594        N/A                              10.d
   e. 5595                                                                        5595        N/A                              10.e

WELLS FARGO BANK NATIONAL ASSOCIATION                                  FFIEC 031
Legal Title of Bank                                                    RC-15

FDIC Certificate Number - 03511                                           25

SCHEDULE RC-L--CONTINUED

                    Dollar Amounts in Thousands       (Column A)            (Column B)
                                                       Interest               Foreign
                Derivatives Position Indicators           Rate                Exchange
                                                       Contracts             Contracts
------------------------------------------------------------------------------------------------
                                                   Bil | Mil | Thou   Tril | Bil | Mil | Thou
                                                   ------------------------------------------
11. Gross amounts (e.g., notional amounts) (for
    each column, sum of items 11.a through 11.e
    must equal sum of items 12 and 13):                 RCFD 8693              RCFD 8694
    a. Futures contracts                               23,026,000                      0
                                                        RCFD 8697              RCFD 8698
    b. Forward contracts                              155,456,000              8,614,000
    c. Exchange-traded option contracts:                RCFD 8701              RCFD 8702
       (1) Written options                            233,963,000                      0
                                                        RCFD 8705              RCFD 8706
       (2) Purchased options                          245,053,000                      0
    d. Over-the-counter option contracts:               RCFD 8709              RCFD 8710
       (1) Written options                             47,744,000                260,000
                                                        RCFD 8713              RCFD 8714
       (2) Purchased options                           47,699,000                275,000
                                                        RCFD 3450              RCFD 3826
    e. Swaps                                           93,159,000                      0
12. Total gross notional amount of                      RCFD A126              RCFD A127
    derivative contracts held for trading             237,901,000              9,149,000
13. Total gross notional amount of
    derivative contracts held for                       RCFD 8725              RCFD 8726
    purposes other than trading                       608,199,000                      0
    a. Interest rate swaps where the bank               RCFD A589
       has agreed to pay a fixed rate                  34,126,000
14. Gross fair values of derivative contracts:
    a. Contracts held for trading:                      RCFD 8733              RCFD 8734
       (1) Gross positive fair value                    2,516,000                      0
                                                        RCFD 8737              RCFD 8738
       (2) Gross negative fair value                    2,450,000                248,000
    b. Contracts held for purposes other than
       trading:                                         RCFD 8741              RCFD 8742
       (1) Gross positive fair value                    1,435,000                196,000
                                                        RCFD 8745              RCFD 8746
       (2) Gross negative fair value                      679,000                      0

                    Dollar Amounts in Thousands              (Column C)                (Column D)
                                                               Equity                  Commodity
                Derivatives Position Indicators              Derivative                and Other
                                                             Contracts                 Contracts
-------------------------------------------------------------------------------------------------------
                                                      Tril | Bil | Mil | Thou   Tril | Bil | Mil | Thou
                                                      -------------------------------------------------
11. Gross amounts (e.g., notional amounts) (for
    each column, sum of items 11.a through 11.e
    must equal sum of items 12 and 13):                       RCFD 8695                  RCFD 8696
    a. Futures contracts                                              0                          0        11.a
                                                              RCFD 8699                  RCFD 8700
    b. Forward contracts                                              0                          0        11.b
    c. Exchange-traded option contracts:                      RCFD 8703                  RCFD 8704
       (1) Written options                                            0                          0        11.c.1
                                                              RCFD 8707                  RCFD 8708
       (2) Purchased options                                      2,000                          0        11.c.2
    d. Over-the-counter option contracts:                     RCFD 8711                  RCFD 8712
       (1) Written options                                      745,000                     93,000        11.d.1
                                                              RCFD 8715                  RCFD 8716
       (2) Purchased options                                    745,000                     93,000        11.d.2
                                                              RCFD 8719                  RCFD 8720
    e. Swaps                                                  1,840,000                     41,000        11.e
12. Total gross notional amount of                            RCFD 8723                  RCFD 8724
    derivative contracts held for trading                     3,332,000                    227,000        12
13. Total gross notional amount of
    derivative contracts held for                             RCFD 8727                  RCFD 8728
    purposes other than trading                                       0                          0        13
    a. Interest rate swaps where the bank
       has agreed to pay a fixed rate                                                                     13.a
14. Gross fair values of derivative contracts:
    a. Contracts held for trading:                            RCFD 8735                  RCFD 8736
       (1) Gross positive fair value                             57,000                     11,000        14.a.1
                                                              RCFD 8739                  RCFD 8740
       (2) Gross negative fair value                             59,000                     11,000        14.a.2
    b. Contracts held for purposes other than
       trading:                                               RCFD 8743                  RCFD 8744
       (1) Gross positive fair value                              1,000                          0        14.b.1
                                                              RCFD 8747                  RCFD 8748
       (2) Gross negative fair value                                  0                          0        14.b.2

WELLS FARGO BANK NATIONAL ASSOCIATION                                  FFIEC 031
Legal Title of Bank                                                    RC-16

FDIC Certificate Number - 03511                                           26

SCHEDULE RC-M--MEMORANDA


                                                     Dollar Amounts in Thousands                     RCFD    Bil | Mil | Thou
-----------------------------------------------------------------------------------------------------------------------------
1. Extensions of credit by the reporting bank to its executive officers, directors, principal shareholders, and their related interests as of the report date:
   a. Aggregate amount of all extensions of credit to all executive officers,
      directors, principal shareholders, and their related interests                                 6164           44,000     1.a
   b. Number of executive officers, directors, and principal shareholders to whom the amount of all extensions of credit by the reporting bank
      (including extensions of credit to related interests) equals or exceeds
      the lesser of $500,000 or 5 percent                                                 NUMBER
      of total capital as defined for this purpose in agency regulations          6165         16                              1.b
2. INTANGIBLE ASSETS OTHER THAN GOODWILL:
   a. Mortgage Servicing Assets                                                                      3164        6,286,000     2.a
      (1) Estimated fair value of mortgage servicing assets                       A590  6,418,000                              2.a.1
   b. Purchased credit card relationships and nonmortgage servicing assets                           B026            2,000     2.b
   c. All other identifiable intangible assets                                                       5507          628,000     2.c
   d. TOTAL (SUM OF ITEMS 2.a, 2.b, AND 2.c) (MUST EQUAL SCHEDULE RC,
      ITEM 10.b)                                                                                     0426        6,916,000     2.d
3. Other real estate owned:
   a. Direct and indirect investments in real estate ventures                                        5372           24,000     3.a
   b. All other real estate owned:                                                                   RCON
      (1) CONSTRUCTION, LAND DEVELOPMENT, AND OTHER LAND IN DOMESTIC OFFICES                         5508                0     3.b.1
      (2) Farmland in domestic offices                                                               5509                0     3.b.2
      (3) 1-4 family residential properties in domestic offices                                      5510           35,000     3.b.3
      (4) Multifamily (5 or more) residential properties in domestic offices                         5511                0     3.b.4
      (5) Nonfarm nonresidential properties in domestic offices                                      5512           38,000     3.b.5
                                                                                                     RCFN
      (6) In foreign offices                                                                         5513                0     3.b.6
                                                                                                     RCFD
   c. Total (sum of items 3.a and 3.b) (must equal Schedule RC, item 7)                              2150           97,000     3.c
4. Investments in unconsolidated subsidiaries and associated companies:
   a. Direct and indirect investments in real estate ventures                                        5374            4,000     4.a
   b. All other investments in unconsolidated subsidiaries and
      associated companies                                                                           5375          252,000     4.b
   c. Total (sum of items 4.a and 4.b) (must equal Schedule RC, item 8)                              2130          256,000     4.c
5. OTHER BORROWED MONEY:
   a. FEDERAL HOME LOAN BANK ADVANCES:
      (1) WITH A REMAINING MATURITY OF ONE YEAR OR LESS                                              2651                0     5.a.1
      (2) WITH A REMAINING MATURITY OF MORE THAN ONE YEAR THROUGH THREE YEARS                        B565                0     5.a.2
      (3) WITH A REMAINING MATURITY OF MORE THAN THREE YEARS                                         B566                0     5.a.3
   b. OTHER BORROWINGS:
      (1) WITH A REMAINING MATURITY OF ONE YEAR OR LESS                                              B571        6,051,000     5.b.1
      (2) WITH A REMAINING MATURITY OF MORE THAN ONE YEAR THROUGH THREE YEARS                        B567            5,000     5.b.2
      (3) WITH A REMAINING MATURITY OF MORE THAN THREE YEARS                                         B568           58,000     5.b.3
   c. TOTAL (SUM OF ITEMS 5.a.(1) THROUGH 5.b.(3) MUST EQUAL SCHEDULE RC,
      ITEM 16)                                                                                       3190        6,114,000     5.c

                                                                                                                 YES / NO
6. DOES THE REPORTING BANK SELL PRIVATE LABEL OR THIRD PARTY MUTUAL FUNDS
   AND ANNUITIES?                                                                                    B569           YES        6

                                                                                                     RCFD    Bil | Mil | Thou
7. ASSETS UNDER THE REPORTING BANK'S MANAGEMENT IN PROPRIETARY MUTUAL FUNDS
   AND ANNUITIES                                                                                     B570                0     7

WELLS FARGO BANK NATIONAL ASSOCIATION                                  FFIEC 031
Legal Title of Bank                                                    RC-17

FDIC Certificate Number - 03511                                           27

SCHEDULE RC-N--PAST DUE AND NONACCRUAL LOANS, LEASES, AND OTHER ASSETS

                                                                (Column A)               (Column B)
                                                                 Past due               Past due 90
                                                              30 through 89            days or more
                                                              days and still             and still            (Column C)
                                                                 accruing                accruing             Nonaccrual
                                                       ----------------------------------------------------------------------
                         Dollar Amounts in Thousands   RCON  Bil | Mil | Thou  RCON  Bil | Mil | Thou  RCON  Bil | Mil | Thou
-----------------------------------------------------------------------------------------------------------------------------
1. Loans secured by real estate:
   a. CONSTRUCTION, LAND DEVELOPMENT, AND OTHER
      LAND LOANS IN DOMESTIC OFFICES                   2759        81,000      2769        26,000      3492         2,000      1.a
   b. Secured by farmland in domestic offices          3493         5,000      3494             0      3495        38,000      1.b
   c. Secured by 1-4 family residential
      properties in domestic offices:
      (1) Revolving, open-end loans secured by
          1-4 family residential properties and
          extended under lines of credit               5398        32,000      5399         3,000      5400        15,000      1.c.1
      (2) Closed-end loans secured by
          1-4 family residential properties            5401       670,000      5402       104,000      5403        62,000      1.c.2
   d. Secured by multifamily (5 or more) residential
      properties in domestic offices                   3499         5,000      3500             0      3501        10,000      1.d
   e. Secured by nonfarm nonresidential properties
      properties in domestic offices                   3502        55,000      3503         2,000      3504        89,000      1.e
                                                       RCFN                    RCFN                    RCFN
   f. IN FOREIGN OFFICES                               B572             0      B573             0      B574             0      1.f
2. Loans to depository institutions and acceptances
   of other banks:
   a. To U.S. banks and other U.S. depository          RCFD                    RCFD                    RCFD
      institutions                                     5377             0      5378             0      5379             0      2.a
   b. To foreign banks                                 5380             0      5381             0      5382             0      2.b
3. Loans to finance agricultural production and
   other loans to farmers                              1594        51,000      1597         1,000      1583        40,000      3
4. Commercial and industrial loans:
   a. To U.S. addressees (domicile)                    1251       183,000      1252        24,000      1253       341,000      4.a
   b. To non-U.S. addressees (domicile)                1254         2,000      1255             0      1256             0      4.b
5. Loans to individuals for household, family, and
   other personal expenditures:
   a. CREDIT CARDS                                     B575             0      B576             0      B577             0      5.a
   b. OTHER (INCLUDES SINGLE PAYMENT, INSTALLMENT,
      ALL STUDENT LOANS, AND REVOLVING
      CREDIT PLANS OTHER THAN CREDIT CARDS)            B578        60,000      B579         2,000      B580         1,000      5.b
6. Loans to foreign governments and official
   institutions                                        5389             0      5390             0      5391             0      6
7. All other loans                                     5459         9,000      5460         1,000      5461         3,000      7
8. Lease financing receivables:
   a. Of U.S. addressees (domicile)                    1257        56,000      1258         2,000      1259         1,000      8.a
   b. Of non-U.S. addressees (domicile)                1271             0      1272             0      1791             0      8.b
9. Debt securities and other assets (exclude other
   real estate owned and other repossessed assets)     3505             0      3506             0      3507        10,000      9

WELLS FARGO BANK NATIONAL ASSOCIATION                                  FFIEC 031
Legal Title of Bank                                                    RC-18

FDIC Certificate Number - 03511                                           28

SCHEDULE RC-N--CONTINUED

Amounts reported in Schedule RC-N, items 1 through 8, above include guaranteed and unguaranteed portions of past due and nonaccrual loans and leases. Report in item 10 below certain guaranteed loans and leases that have already been included in the amounts reported in items 1 through 8.

                                                              (Column A)              (Column B)
                                                               Past due               Past due 90
                                                             30 through 89           days or more
                                                            days and still            and still               (Column C)
                                                               accruing                accruing               Nonaccrual
                                                     ----------------------------------------------------------------------
                       Dollar Amounts in Thousands   RCFD  Bil | Mil | Thou  RCFD  Bil | Mil | Thou  RCFD  Bil | Mil | Thou
---------------------------------------------------------------------------------------------------------------------------
10. Loans and leases reported in items 1
    through 8 above which are wholly or partially
    guaranteed by the U.S. Government                5612       156,000      5613        46,000      5614        57,000      10
    a. Guaranteed portion of loans and leases
       included in item 10 above                     5615       154,000      5616        46,000      5617        53,000      10.a

                                                              (Column A)              (Column B)
                                                               Past due               Past due 90
                                                            30 through 89            days or more
                                                            days and still             and still              (Column C)
MEMORANDA                                                      accruing                accruing               Nonaccrual
                                                     ----------------------------------------------------------------------
                       Dollar Amounts in Thousands   RCFD  Bil | Mil | Thou  RCFD  Bil | Mil | Thou  RCFD  Bil | Mil | Thou
---------------------------------------------------------------------------------------------------------------------------
1. Restructured loans and leases included in
   Schedule RC-N, items 1 through 8, above
   (and not reported in Schedule RC-C, Part I,
   Memorandum item 1)                                1658             0      1659             0      1661        61,000      M.1
2. Loans to finance commercial real estate,
   construction, and land development activities
   (not secured by real estate) included in
   Schedule RC-N, items 4 and 7, above               6558        64,000      6559         2,000      6560         4,000      M.2
3. Loans secured by real estate to non-U.S.
   addresses (domicile) (included in
   Schedule RC-N, item 1, above)                     1248             0      1249             0      1250             0      M.3
4. Not applicable

                                                            (Column A)
                                                             Past due                 (Column B)
                                                            30 through                Past due 90
                                                             89 days                 days or more
                                                     ----------------------------------------------
                                                     RCFD  Bil | Mil | Thou  RCFD  Bil | Mil | Thou
                                                     ----------------------------------------------
5. Interest rate, foreign exchange rate, and other
   commodity and equity contracts:
   FAIR VALUE OF AMOUNTS CARRIED AS ASSETS           3529             0      3530             0                              M.5

Person to whom questions about the Reports of Condition and Income should be directed:

            Karen B. Martin, Regulatory Reporting
      --------------------------------------------------------------------------
            Name and Title (TEXT 8901)

            Karen.B.Martin@wellsfargo.com
      --------------------------------------------------------------------------
            E-mail Address (TEXT 4086)

            (612) 667-3975                     (612) 667-3659
      --------------------------------------   ---------------------------------
            Telephone: Area code/phone         FAX: Area code/phone number
            number/extension (TEXT 8902)       (TEXT 9116)

WELLS FARGO BANK NATIONAL ASSOCIATION                                  FFIEC 031
Legal Title of Bank                                                    RC-19

FDIC Certificate Number - 03511                                           29

SCHEDULE RC-O--OTHER DATA FOR DEPOSIT INSURANCE AND FICO ASSESSMENTS

                                                     Dollar Amounts in Thousands     RCON   Bil | Mil | Thou
------------------------------------------------------------------------------------------------------------
1. Unposted debits (see instructions):
   a. Actual amount of all unposted debits                                           0030             0       1.a
      OR
   b. Separate amount of unposted debits:
      (1) Actual amount of unposted debits to demand deposits                        0031           N/A       1.b.1
      (2) Actual amount of unposted debits to time and savings deposits (1)          0032           N/A       1.b.2
2. Unposted credits (see instructions):
   a. Actual amount of all unposted credits                                          3510             0       2.a
      OR
   b. Separate amount of unposted credits:
      (1) Actual amount of unposted credits to demand deposits                       3512           N/A       2.b.1
      (2) Actual amount of unposted credits to time and savings deposits (1)         3514           N/A       2.b.2
3. Uninvested trust funds (cash) held in bank's own trust department (not
   included in total deposits in domestic offices)                                   3520             0       3
4. Deposits of consolidated subsidiaries in domestic offices and in insured branches in Puerto Rico and U.S. territories and possessions (not included in total deposits):
   a. Demand deposits of consolidated subsidiaries                                   2211             0       4.a
   b. Time and savings deposits (1) of consolidated subsidiaries                     2351             0       4.b
   c. Interest accrued and unpaid on deposits of consolidated subsidiaries           5514             0       4.c
5. Deposits in insured branches in Puerto Rico and U.S. territories and possessions:
   a. Demand deposits in insured branches (included in Schedule RC-E, Part II)       2229             0       5.a
   b. Time and saving deposits (1) in insured branches (included in
      Schedule RC-E, Part II)                                                        2383             0       5.b
   c. Interest accrued and unpaid on deposits in insured branches
      (included in Schedule RC-G, item 1.b)                                          5515             0       5.c
6. Reserve balances actually passed through to the Federal Reserve by the reporting bank on behalf of its respondent depository institutions that are also reflected as deposit liabilities of the reporting bank:
   a. Amount reflected in demand deposits (included in Schedule RC-E, Part I,
      Item 7 column B)                                                               2314             0       6.a
   b. Amount reflected in time and savings deposits (1) (included in
      Schedule RC-E, Part I, Item 7, column A or C, but not column B)                2315             0       6.b
7. Unamortized premiums and discounts on time and savings deposits: (1,2)
   a. Unamortized premiums                                                           5516             0       7.a
   b. Unamortized discounts                                                          5517             0       7.b
8. TO BE COMPLETED BY BANKS WITH "OAKAR DEPOSITS".
   a. Deposits purchased or acquired from other FDIC-insured institutions during the quarter (exclude deposits purchased or acquired from foreign offices other than insured branches in Puerto Rico and U.S.
      territories and possessions):
      (1) Total deposits purchased or acquired from other
          FDIC-insured institutions during the quarter                               A531             0       8.a.1
      (2) Amount of purchased or acquired deposits reported in item 8.a.(1)
          above attributable to a secondary fund (i.e., BIF members report deposits attributable to SAIF; SAIF members report deposits
          attributable to BIF)                                                       A532             0       8.a.2
   b. Total deposits sold or transferred to other FDIC-insured institutions during the quarter (exclude sales or transfers by the reporting bank of deposits in foreign offices other than insured branches in Puerto Rico
      and U.S. territories and possessions)                                          A533             0       8.b

----------

(1) For FDIC and FICO insurance assessment purposes, "time and savings deposits" consists of nontransaction accounts and all transaction accounts other than demand deposits.

(2)   Exclude core deposit intangibles.

WELLS FARGO BANK NATIONAL ASSOCIATION                                  FFIEC 031
Legal Title of Bank                                                    RC-20

FDIC Certificate Number - 03511                                           30

SCHEDULE RC-O--CONTINUED

                                                                        Dollar Amounts in Thousands  RCON  Bil | Mil | Thou
-----------------------------------------------------------------------------------------------------------------------------
9. Deposits in lifeline accounts                                                                     5596                    9
10. Benefit-responsive "Depository Institution Investment Contracts" (included
    in total deposits in domestic offices)                                                           8432                 0  10
11. Adjustments to demand deposits in domestic offices and in insured branches in Puerto Rico and U.S. territories and possessions reported in Schedule RC-E for certain reciprocal demand balances :
    a. Amount by which demand deposits would be reduced if the reporting bank's reciprocal demand balances with the domestic offices of U.S. banks and savings associations and insured branches in Puerto Rico and U.S.
       territories and possessions that were reported on a gross basis in Schedule
       RC-E had been reported on a net basis                                                         8785                 0  11.a
    b. Amount by which demand deposits would be increased if the reporting bank's reciprocal demand balances with foreign banks and foreign offices of other
       U.S. banks (other than insured branches in Puerto Rico and U.S.
       territories and possessions) that were reported on a net basis in
       Schedule RC-E had been reported on a gross basis                                              A181                 0  11.b
    c. Amount by which demand deposits would be reduced if cash items in process of collection were included in the calculation of the reporting bank's net reciprocal demand balances with the domestic offices of U.S. banks and savings associations and insured branches in Puerto Rico and U.S.
       territories and possessions in Schedule RC-E                                                  A182                 0  11.c
12. Amount of assets netted against deposit liabilities in domestic offices and in insured branches in Puerto Rico and U.S. territories and possessions on the balance sheet (Schedule RC) in accordance with generally accepted accounting principles (exclude amounts related to reciprocal demand balances):
    a. Amount of assets netted against demand deposits                                               A527                 0  12.a
    b. Amount of assets netted against time and savings deposits                                     A528                 0  12.b

MEMORANDA (TO BE COMPLETED EACH QUARTER EXCEPT AS NOTED)
                                                                        Dollar Amounts in Thousands  RCON  Bil | Mil | Thou
-----------------------------------------------------------------------------------------------------------------------------
1.  Total deposits in domestic offices of the bank (sum of Memorandum items
    1.a.(1) and
    1.b.(1) must equal Schedule RC, item 13.a):
    a. Deposit accounts of $100,000 or less:
       (1) Amount of deposit accounts of $100,0000 or less                                           2702        41,279,000  M.1.a 1
       (2) Number of deposit accounts of $100,000 or less                                  NUMBER
           (TO BE COMPLETED FOR THE JUNE REPORT ONLY)                              3779       N/A                            M.1.a 2
    b. Deposit accounts of more than $100,000:
       (1) Amount of deposit accounts of more than $100,000                                          2710        32,365,000  M.1.b 1
                                                                                           NUMBER

       (2) Number of deposit accounts of more than $100,000                        2722  91,807                              M.1.b 2

2.  Estimated amount of uninsured deposits in domestic offices of the bank:

    a. An estimate of your bank's uninsured deposits can be determined by multiplying the number of deposit accounts of more than $100,000 reported in Memorandum item 1.b.(2) above by $100,000 and subtracting the result from the amount of deposit accounts of more than $100,000 reported in Memorandum item 1.b.(1) above.

       Indicate in the appropriate box at right whether your bank has a method or
       procedure for determining a better estimate of uninsured deposits than the                    RCON      YES / NO
       estimate described above                                                                      6861         NO         M.2.a

    b. If the box marked YES has been checked, report the estimate of uninsured                            Bil | Mil | Thou
       deposits determined by using your bank's method or procedure                                  5597                 0  M.2.b

3. Has the reporting institution been consolidated with a parent bank or savings association in that parent bank's or parent savings association's
    Call Report or Thrift Financial Report ?
    If so, report the legal title and FDIC Certificate Number of the parent bank or parent savings association:

           TEXT                                                                                      RCON     FDIC CERT NO.
       A545                                                                                          A545               N/A  M.3

WELLS FARGO BANK NATIONAL ASSOCIATION                                  FFIEC 031
Legal Title of Bank                                                    RC-21

FDIC Certificate Number - 03511                                           31

SCHEDULE RC-R--REGULATORY CAPITAL

                                                                        Dollar Amounts in Thousands  RCON  Bil | Mil | Thou
-----------------------------------------------------------------------------------------------------------------------------
TIER 1 CAPITAL
1.  Total equity capital (from Schedule RC, item 28)                                                 3210        16,186,000  1
2.  LESS: Net unrealized gains (losses) on available-for-sale securities (1)
    (if a gain, report as a positive value; if a loss, report as a negative value)                   8434            34,000  2
3.  LESS: Net unrealized loss on available-for-sale EQUITY securities (1) (report
    loss as a positive value)                                                                        A221                 0  3
4.  LESS: Accumulated net gains (losses) on cash flow hedges (1)
    (if a gain, report as a positive value; if a loss, report as a negative value)                   4336           268,000  4
5.  LESS: Nonqualifying perpetual preferred stock                                                    B588                 0  5
6.  Qualifying minority interests in consolidated subsidiaries                                       B589            28,000  6
7.  LESS: Disallowed goodwill and other disallowed intangible assets                                 B590         5,800,000  7
8.  LESS: Disallowed servicing assets and purchased credit card relationships                        B591           510,000  8
9.  LESS: Disallowed deferred tax assets                                                             5610                 0  9
10. Other additions to (deductions from) Tier 1 capital                                              B592                 0  10
11. Tier 1 capital (sum of items 1, 6, and 10, less items 2, 3, 4, 5, 7, 8, and 9)                   8274         9,602,000  11

TIER 2 CAPITAL
12. Qualifying subordinated debt and redeemable preferred stock                                      5306         4,801,000  12
13. Cumulative perpetual preferred stock includible in Tier 2 capital                                B593                 0  13
14. Allowance for loan and lease losses includible in Tier 2 capital                                 5310         1,445,000  14
15. Unrealized gains on available-for-sale equity securities includible in
    Tier 2 capital                                                                                   2221                 0  15
16. Other Tier 2 capital components                                                                  B594                 0  16
17. Tier 2 capital (sum of items 12 through 16)                                                      5311         6,246,000  17
18. Allowable Tier 2 capital (lesser of item 11 or 17)                                               8275         6,246,000  18

19. Tier 3 capital allocated for market risk                                                         1395                 0  19
20. LESS: Deductions for total risk-based capital                                                    B595                 0  20
21. Total risk-based capital (sum of items 11, 18, and 19, less item 20)                             3792        15,848,000  21

TOTAL ASSETS FOR LEVERAGE RATIO
22. Average total assets (from Schedule RC-K, item 9)                                                3368       136,847,000  22
23. LESS: Disallowed goodwill and other disallowed intangible assets (from
    item 7 above)                                                                                    B590         5,800,000  23
24. LESS: Disallowed servicing assets and purchased credit card relationships
    (from item 8 above)                                                                              B591           510,000  24
25. LESS: Disallowed deferred tax assets (from item 9 above)                                         5610                 0  25
26. LESS: Other deductions from assets for leverage capital purposes                                 B596                 0  26
27. Average total assets for leverage capital purposes (item 22 less items 23
    through 26)                                                                                      A224       130,537,000  27

ADJUSTMENTS FOR FINANCIAL SUBSIDIARIES
28. Adjustment to total risk-based capital reported in item 21                                       B503           135,000  28
29. Adjustment to risk-weighted assets reported in item 62                                           B504             7,000  29
30. Adjustment to average total assets reported in item 27                                           B505            83,000  30

CAPITAL RATIOS
(Column B is to be completed by all banks. Column A is to be
completed by banks with financial subsidiaries)                                          (Column A)           (Column B)
                                                                                   RCFD  Percentage  RCFD     Percentage
31. Tier 1 leverage ratio (2)                                                      7273       7.31%  7204             7.36%  31
32. Tier 1 risk-based capital ratio (3)                                            7274       7.16%  7206             7.21%  32
33. Total risk-based capital ratio (4)                                             7275      11.79%  7205            11.89%  33

----------
(1) Report amount included in Schedule RC, item 26.b, "Accumulated other comprehensive income."

(2) The ratio for column B is item 11 divided by item 27. The ratio for column A is item 11 minus one half of item 28 divided by (item 27 minus item 30).

(3) The ratio for column B is item 11 divided by item 62. The ratio for column A is item 11 minus one half of item 28 divided by (item 62 minus item 29).

(4) The ratio for column B is item 21 divided by item 62. The ratio for column A is item 21 minus item 28 divided by (item 62 minus item 29).

WELLS FARGO BANK NATIONAL ASSOCIATION                                  FFIEC 031
Legal Title of Bank                                                    RC-22

FDIC Certificate Number - 03511                                           32

SCHEDULE RC-R--CONTINUED

Banks are not required to risk-weight each on-balance sheet asset and the credit equivalent amount of each off-balance sheet item that qualifies for a risk weight of less than 100 percent (50 percent for derivatives) at its lower risk rate. When completing items 34 through 54 of Schedule RC-R, each bank should decide for itself how detailed a risk-weight analysis it wishes to perform. In other words, a bank can choose from among its assets and off-balance sheet items that have a risk weight of less than 100 percent which ones to risk-weight at an appropriate lower risk, or it can simply risk-weight some or all of these items at a 100 percent risk weight (50 percent for derivatives).

                                                                     (Column A)       (Column B)
                                                                       Totals          Items Not

                                                                       (from           Subject to
BALANCE SHEET ASSET CATEGORIES                                      Schedule RC)     Risk-Weighting
Dollar Amounts in Thousands                                       Bil | Mil | Thou  Bil | Mil | Thou
------------------------------------------------------------------------------------------------------
34. Cash and balances due from depository institutions (Column A         RCFD 0010
    equals the sum of Schedule RC, items 1.a and 1.b)                   12,281,000                      34
                                                                         RCFD 1754         RCFD B603
35. Held-to-maturity securities                                                  0                 0    35
                                                                         RCFD 1773         RCFD B608
36. Available-for-sale securities                                        6,395,000            50,000    36
37. Federal funds sold and securities purchased under                    RCFD 1350
    agreements to resell                                                   247,000                      37
                                                                         RCFD 5369         RCFD B617
38. Loans and leases held for sale                                      16,886,000                 0    38
                                                                         RCFD B528         RCFD B622
39. Loans and leases, net of unearned income (1)                        78,378,000                 0    39
                                                                         RCFD 3123         RCFD 3123
40. LESS: Allowance for loan and lease losses                            1,445,000         1,445,000    40
                                                                         RCFD 3545         RCFD B627
41. Trading assets                                                       4,283,000         4,283,000    41
                                                                         RCFD B639         RCFD B640
42. All other assets (2)                                                23,650,000         7,768,000    42
                                                                         RCFD 2170         RCFD B644
43. Total assets (sum of items 34 through 42)                          140,675,000        10,656,000    43


                                                                       (Column C)        (Column D)        (Column E)
                                                                                      Allocation by Risk Weight Category
                                                                    ------------------------------------------------------

BALANCE SHEET ASSET CATEGORIES                                             0%               20%               50%
Dollar Amounts in Thousands                                         Bil | Mil | Thou  Bil | Mil | Thou  Bil | Mil | Thou
--------------------------------------------------------------------------------------------------------------------------
34. Cash and balances due from depository institutions (Column A           RCFD B600         RCFD B601
    equals the sum of Schedule RC, items 1.a and 1.b)                      1,515,000        10,766,000                      34
                                                                           RCFD B604         RCFD B605         RCFD B606
35. Held-to-maturity securities                                                    0                 0                 0    35
                                                                           RCFD B609         RCFD B610         RCFD B611
36. Available-for-sale securities                                          1,864,000         2,679,000            70,000    36
37. Federal funds sold and securities purchased under                      RCFD B613         RCFD B614
    agreements to resell                                                           0           247,000                      37
                                                                           RCFD B618         RCFD B619         RCFD B620
38. Loans and leases held for sale                                                 0         2,014,000        14,872,000    38
                                                                           RCFD B623         RCFD B624         RCFD B625
39. Loans and leases, net of unearned income (1)                                   0           885,000        14,451,000    39

40. LESS: Allowance for loan and lease losses                                                                               40
                                                                           RCFD B628         RCFD B629         RCFD B630
41. Trading assets                                                                 0                 0                 0    41
                                                                           RCFD B641         RCFD B642         RCFD B643
42. All other assets (2)                                                     409,000         2,815,000         1,749,000    42
                                                                           RCFD 5320         RCFD 5327         RCFD 5334
43. Total assets (sum of items 34 through 42)                              3,788,000        19,406,000        31,142,000    43

                                                                       (Column F)

                                                                    ----------------

BALANCE SHEET ASSET CATEGORIES                                            100%
Dollar Amounts in Thousands                                         Bil | Mil | Thou
------------------------------------------------------------------------------------
34. Cash and balances due from depository institutions (Column A           RCFD B602
    equals the sum of Schedule RC, items 1.a and 1.b)                              0  34
                                                                           RCFD B607
35. Held-to-maturity securities                                                    0  35
                                                                           RCFD B612
36. Available-for-sale securities                                          1,732,000  36
37. Federal funds sold and securities purchased under                      RCFD 616
    agreements to resell                                                           0  37
                                                                           RCFD B621
38. Loans and leases held for sale                                                 0  38
                                                                           RCFD B626
39. Loans and leases, net of unearned income (1)                          63,042,000  39

40. LESS: Allowance for loan and lease losses                                         40
                                                                           RCFD B631
41. Trading assets                                                                 0  41
                                                                           RCFD 5339
42. All other assets (2)                                                  10,909,000  42
                                                                           RCFD 5340
43. Total assets (sum of items 34 through 42)                             75,683,000  43

(1)  Include any allocated transfer risk reserve in column B.

(2) Includes premises and fixed assets, other real estate owned, investments in unconsolidated subsidiaries and associated companies, customers' liability on acceptances outstanding, intangible assets, and other assets.

WELLS FARGO BANK NATIONAL ASSOCIATION                                  FFIEC 031
Legal Title of Bank                                                    RC-23

FDIC Certificate Number - 03511                                           33

SCHEDULE RC-R--CONTINUED

                                                 (Column A)                    (Column B)
                                                 Face Value       Credit         Credit
                                                or Notional     Conversion     Equivalent
                                                   Amount         Factor       Amount (1)
                 Dollar Amounts in Thousands  Bil | Mil | Thou              Bil | Mil | Thou
----------------------------------------------------------------------------------------------
DERIVATIVES AND OFF-BALANCE SHEET ITEMS              RCFD 3819                     RCFD B645
44. Financial standby letters of credit                932,000     1.00              932,000    44
45. Performance standby letters of                   RCFD 3821                     RCFD B650
    of credit                                        3,038,000      .50            1,519,000    45
46. Commercial and similar letters                   RCFD 3411                     RCFD B655
    of credit                                          175,000      .20               35,000    46
47. Risk participations in bankers
    acceptances acquired by the                      RCFD 3429                     RCFD B660
    reporting institution                                    0     1.00                    0    47
                                                     RCFD 3433                     RCFD B664
48. Securities lent                                  3,362,000     1.00            3,362,000    48
49. Retained recourse on small business              RCFD A250                     RCFD B669
    obligations sold with recourse                           0     1.00                    0    49
50. Retained recourse on financial assets            RCFD 1727   * Below           RCFD 2243
    sold with low-level recourse                     1,480,000        M           14,166,000    50
51. All other financial assets sold with             RCFD B675                     RCFD B676
    recourse                                            22,000     1.00               22,000    51
52. All other off-balance sheet                      RCFD B681                     RCFD B682
    liabilities                                              0     1.00                    0    52
53. Unused commitments with an original              RCFD 3833                     RCFD B687
    maturity exceeding one year                     41,242,000      .50           20,621,000    53
                                                                                   RCFD A167
54. Derivative contracts                                                           5,848,000    54

                                                   (Column C)        (Column D)        (Column E)        (Column F)
                                                                  Allocation by Risk Weight Category

                                                       0%               20%               50%               100%
                 Dollar Amounts in Thousands    Bil | Mil | Thou  Bil | Mil | Thou  Bil | Mil | Thou  Bil | Mil | Thou
----------------------------------------------------------------------------------------------------------------------
DERIVATIVES AND OFF-BALANCE SHEET ITEMS                RCFD B646         RCFD B647         RCFD B648         RCFD B649
44. Financial standby letters of credit                        0           120,000                 0           812,000  44
45. Performance standby letters of                     RCFD B651         RCFD B652         RCFD B653         RCFD B654
    of credit                                                  0           122,000                 0         1,397,000  45
46. Commercial and similar letters                     RCFD B656         RCFD B657         RCFD B658         RCFD B659
    of credit                                                  0                 0                 0            35,000  46
47. Risk participations in bankers
    acceptances acquired by the                        RCFD B661         RCFD B662                           RCFD B663
    reporting institution                                      0                 0                                   0  47
                                                       RCFD B665         RCFD B666         RCFD B667         RCFD B668
48. Securities lent                                            0         3,362,000                 0                 0  48
49. Retained recourse on small business                RCFD B670         RCFD B671         RCFD B672         RCFD B673
    obligations sold with recourse                             0                 0                 0                 0  49
50. Retained recourse on financial assets                                                                    RCFD B674
    sold with low-level recourse                                                                            14,166,000  50
51. All other financial assets sold with               RCFD B677         RCFD B678         RCFD B679         RCFD B680
    recourse                                                   0                 0                 0            22,000  51
52. All other off-balance sheet                        RCFD B683         RCFD B684         RCFD B685         RCFD B686
    liabilities                                                0                 0                 0                 0  52
53. Unused commitments with an original                RCFD B688         RCFD B689         RCFD B690         RCFD B691
    maturity exceeding one year                                0                 0         5,064,000        15,557,000  53
                                                       RCFD B693         RCFD B694         RCFD B695
54. Derivative contracts                                 851,000         3,429,000         1,568,000                    54

* Or institution-specific factor. Entering an 'M' allows for data entry in Column B.

(1)  Column A multiplied by credit conversion factor.

WELLS FARGO BANK NATIONAL ASSOCIATION                                  FFIEC 031
Legal Title of Bank                                                    RC-24

FDIC Certificate Number - 03511                                           34

SCHEDULE RC-R--CONTINUED

                                                           (Column C)       (Column D)        (Column E)         (Column F)
                                                                         Allocation by Risk Weight Category

                                                              0%               20%               50%               100%
                          Dollar Amounts in Thousands  Bil | Mil | Thou  Bil | Mil | Thou  Bil | Mil | Thou  Bil | Mil | Thou
-----------------------------------------------------------------------------------------------------------------------------
TOTALS

55. Total assets, derivatives, and off-balance sheet          RCFD B696         RCFD B697         RCFD B698          RCFD B699
    items by risk weight category (for each column,           4,639,000        26,439,000        37,774,000        107,672,000  55
    sum of items 43 through 54)
56. Risk weight factor                                             * 0%             * 20%             * 50%             * 100%  56

57. Risk-weighted assets by risk weight category (for         RCFD B700         RCFD B701         RCFD B702          RCFD B703
    each column, item 55 multiplied by item 56)                       0         5,287,800        18,887,000        107,672,000  57
                                                                                                                     RCFD 1651
58. Market risk equivalent assets                                                                                    1,416,000  58

59. Risk-weighted assets before deductions for excess                                                                RCFD B704
    allowance for loan and lease losses and allocated                                                              133,262,800  59
    transfer risk reserve (sum of item 57, columns C
    through F, and item 58)
                                                                                                                     RCFD A222
60. LESS: Excess allowance for loan and lease losses                                                                         0  60
                                                                                                                     RCFD 3128
61. LESS: Allocated transfer risk reserve                                                                                    0  61
                                                                                                                     RCFD A223
62. Total risk-weighted assets (item 59 minus items                                                                133,262,800  62
    60 and 61)

Memoranda

                                                     Dollar Amounts in Thousands     RCFD  Bil | Mil | Thou
-----------------------------------------------------------------------------------------------------------
1.  Current credit exposure across all derivative contracts covered by the           8764         4,269,000  M.1
    risk-based capital standards

                                                          With a remaining maturity of
                                                   (Column A)                        (Column B)
                                                    One year                       Over one year
                                                     or less                         through
                                                                                     five years
2.  Notional principal amounts
    or derivative contracts: (1)        RCFD   Tril | Bil | Mil | Thou    RCFD    Tril | Bil | Mil | Thou
----------------------------------------------------------------------------------------------------------
a. Interest rate contracts              3809         423,375,000          8766        57,437,000
b. Foreign exchange contracts           3812           6,662,000          8769         2,227,000
c. Gold contracts                       8771                   0          8772                 0
d. Other precious metals contracts      8774                   0          8775                 0
e. Other commodity contracts            8777             122,000          8778            12,000
f. Equity derivative contracts          A000             747,000          A001         1,840,000

(1) Exclude foreign exchange contracts with an original maturity of 14 days or less and all futures contracts.



                                                       (Column C)
                                                          Over
                                                       five years
2.  Notional principal amounts
    or derivative contracts: (1)        RCFD      Tril | Bil | Mil | Thou
----------------------------------------------------------------------------------
a. Interest rate contracts              8767          60,555,000            M.2.a
b. Foreign exchange contracts           8770                   0            M.2.b
c. Gold contracts                       8770                   0            M.2.b
d. Other precious metals contracts      8776                   0            M.2.d
e. Other commodity contracts            8779                   0            M.2.e
f. Equity derivative contracts          A002                   0            M.2.f



(1) Exclude foreign exchange contracts with an original maturity of 14 days or less and all futures contracts.

WELLS FARGO BANK NATIONAL ASSOCIATION                                  FFIEC 031
Legal Title of Bank                                                    RC-25

FDIC Certificate Number - 03511                                           35

SCHEDULE RC-S--SECURITIZATION AND ASSET SALE ACTIVITIES

ALL OF SCHEDULE RC-S IS TO BE COMPLETED BEGINNING JUNE 30, 2001.

                                                          (Column A)         (Column B)       (Column C)        (Column D)
                                                          1-4 Family            Home            Credit             Auto
                                                          Residential          Equity            Card              Loans
                                                             Loans             Loans          Receivables
                        Dollar Amounts in Thousands     Bil | Mil | Thou  Bil | Mil | Thou  Bil | Mil | Thou  Bil | Mil | Thou
------------------------------------------------------------------------------------------------------------------------------
BANK SECURITIZATION ACTIVITIES
1.  Outstanding principal balance of assets sold and
    securitized by the reporting bank with servicing
    retained or with recourse or other seller-provided         RCFD B705         RCFD B706         RCFD B707         RCFD B708
    credit enhancements                                      324,380,000         5,048,000                 0           500,000  1
2.  Maximum amount of credit exposure
    arising from recourse or other
    seller-provided credit enhancements
    provided to structures reported in
    item 1 in the form of:
    a. Retained interest-only strips
       (included in Schedules RC-B or                          RCFD B712         RCFD B713         RCFD B714         RCFD B715
       RC-F or in Schedule RC, item 5)                         1,461,000                 0                 0            19,000  2.a
b.  Standby letters of credit, sub-
    ordinated securities, and other                            RCFD B719         RCFD B720         RCFD B721         RCFD B722
    enhancements                                                       0                 0                 0             8,000  2.b
3.  Reporting bank's unused commitments
    to provide liquidity to structures                         RCFD B726         RCFD B727         RCFD B728         RCFD B729
    reported in item 1                                                 0                 0                 0                 0  3
4.  Past due loan amounts included in item 1:                  RCFD B733         RCFD B734         RCFD B735         RCFD B736
    a. 30-89 days past due                                    12,326,000            23,000                 0             7,000  4.a
                                                               RCFD B740         RCFD B741         RCFD B742         RCFD B743
    b. 90 days or more past due                                5,190,000             9,000                 0             1,000  4.b
5.  Charge-offs and recoveries on assets sold
    and securitized with servicing retained or with
    recourse or other seller-provided credit
    enhancements (calendar year-to-date):                      RIAD B747         RIAD B748         RIAD B749         RIAD B750
    a. Charge-offs                                                     0                 0                 0             3,000  5.a
                                                               RIAD B754         RIAD B755         RIAD B756         RIAD B757
    b. Recoveries                                                      0                 0                 0                 0  5.b

                                                          (Column E)         (Column F)       (Column G)
                                                             Other           Commercial        All Other
                                                            Consumer       and Industrial      Loans and
                                                             Loans             Loans           All Leases
                        Dollar Amounts in Thousands     Bil | Mil | Thou  Bil | Mil | Thou  Bil | Mil | Thou
----------------------------------------------------------------------------------------------------------
BANK SECURITIZATION ACTIVITIES
1.  Outstanding principal balance of assets sold and
    securitized by the reporting bank with servicing
    retained or with recourse or other seller-provided         RCFD B709         RCFD B710         RCFD B711
    credit enhancements                                                0         5,681,000                 0  1
2.  Maximum amount of credit exposure
    arising from recourse or other
    seller-provided credit enhancements
    provided to structures reported in
    item 1 in the form of:
    a. Retained interest-only strips
       (included in Schedules RC-B or                          RCFD B716         RCFD B717         RCFD B718
       RC-F or in Schedule RC, item 5)                                 0                 0                 0  2.a
b.  Standby letters of credit, sub-
    ordinated securities, and other                            RCFD B723         RCFD B724         RCFD B725
    enhancements                                                       0                 0                 0  2.b
3.  Reporting bank's unused commitments
    to provide liquidity to structures                         RCFD B730         RCFD B731         RCFD B732
    reported in item 1                                                 0                 0                 0  3
4.  Past due loan amounts included in item 1:                  RCFD B737         RCFD B738         RCFD B739
    a. 30-89 days past due                                             0                 0                 0  4.a
                                                               RCFD B744         RCFD B745         RCFD B746
    b. 90 days or more past due                                        0                 0                 0  4.b
5.  Charge-offs and recoveries on assets sold
    and securitized with servicing retained or with
    recourse or other seller-provided credit
    enhancements (calendar year-to-date):                      RIAD B751         RIAD B752         RIAD B753
    a. Charge-offs                                                     0                 0                 0  5.a
                                                               RIAD B758         RIAD B759         RIAD B760
    b. Recoveries                                                      0                 0                 0  5.b

WELLS FARGO BANK NATIONAL ASSOCIATION                                  FFIEC 031
Legal Title of Bank                                                    RC-26

FDIC Certificate Number - 03511                                           36

SCHEDULE RC-S--CONTINUED

                                                          (Column A)         (Column B)        (Column C)        (Column D)
                                                          1-4 Family            Home             Credit             Auto
                                                          Residential          Equity            Card              Loans
                                                             Loans             Loans          Receivables
Dollar Amounts in Thousands                             Bil | Mil | Thou  Bil | Mil | Thou  Bil | Mil | Thou  Bil | Mil | Thou
--------------------------------------------------------------------------------------------------------------------------------
6.  Amount of ownership (or seller's)
    interest carried as:                                                         RCFD B761         RCFD B762
    a. Securities (included in RC-B or RC, item 5)                                       0                 0                     6.a
                                                                                 RCFD B500         RCFD B501
    b. Loans (included in Schedule RC-C)                                                 0                 0                     6.b
7.  Past due loan amounts included in
    interests reported in item 6.a:                                              RCFD B764         RCFD B765
    a. 30-89 days past due                                                               0                 0                     7.a
                                                                                 RCFD B767         RCFD B768
    b. 90 days or more past due                                                          0                 0                     7.b
8.  Charge-offs and recoveries on loan
    amounts included in interests reported
    in item 6.a (calendar year-to-date):                                         RIAD B770         RIAD B771
    a. Charge-offs                                                                       0                 0                     8.a
                                                                                 RIAD B773         RIAD B774
    b. Recoveries                                                                        0                 0                     8.b

FOR SECURITIZATION FACILITIES SPONSORED
BY OR OTHERWISE ESTABLISHED BY OTHER
INSTITUTIONS
9.  Maximum amount of credit exposure
    arising from credit enhancements
    provided by the reporting bank to other
    institutions' securitization structures in
    the form of standby letters of credit,
    purchased subordinated securities,                         RCFD B776         RCFD B777         RCFD B778         RCFD B779
    and other enhancements                                             0                 0                 0                 0   9
10. Reporting bank's unused commitments
    to provide liquidity to other institutions'                RCFD B783         RCFD B784         RCFD B785         RCFD B786
    securitization structures                                          0                 0                 0                 0   10

                                                           (Column E)        (Column F)       (Column G)
                                                             Other           Commercial       All Other
                                                            Consumer       and Industrial     Loans and
                                                             Loans              Loans         All Leases
Dollar Amounts in Thousands                             Bil | Mil | Thou  Bil | Mil | Thou  Bil | Mil | Thou
------------------------------------------------------------------------------------------------------------
6.  Amount of ownership (or seller's)
    interest carried as:                                                         RCFD B763
    a. Securities (included in RC-B or RC, item 5)                                       0                    6.a
                                                                                 RCFD B502
    b. Loans (included in Schedule RC-C)                                                 0                    6.b
7.  Past due loan amounts included in
    interests reported in item 6.a:                                              RCFD B766
    a. 30-89 days past due                                                               0                    7.a
                                                                                 RCFD B769
    b. 90 days or more past due                                                          0                    7.b
8.  Charge-offs and recoveries on loan
    amounts included in interests reported
    in item 6.a (calendar year-to-date):                                         RIAD B772
    a. Charge-offs                                                                       0                    8.a
                                                                                 RIAD B775
    b. Recoveries                                                                        0                    8.b

FOR SECURITIZATION FACILITIES SPONSORED
BY OR OTHERWISE ESTABLISHED BY OTHER
INSTITUTIONS
9.  Maximum amount of credit exposure
    arising from credit enhancements
    provided by the reporting bank to other
    institutions' securitization structures in
    the form of standby letters of credit,
    purchased subordinated securities,                         RCFD B780         RCFD B781         RCFD B782
    and other enhancements                                             0                 0                 0  9
10. Reporting bank's unused commitments
    to provide liquidity to other institutions'                RCFD B787         RCFD B788         RCFD B789
    securitization structures                                          0                 0                 0  10

WELLS FARGO BANK NATIONAL ASSOCIATION                                  FFIEC 031
Legal Title of Bank                                                    RC-27

FDIC Certificate Number - 03511                                           37

SCHEDULE RC-S--CONTINUED

                                                           (Column A)       (Column B)         (Column C)        (Column D)
                                                           1-4 Family          Home              Credit             Auto
                                                          Residential         Equity              Card              Loans
                                                             Loans             Loans           Receivables
Dollar Amounts in Thousands                             Bil | Mil | Thou  Bil | Mil | Thou  Bil | Mil | Thou  Bil | Mil | Thou
------------------------------------------------------------------------------------------------------------------------------
BANK ASSET SALES
11. Assets sold with recourse or other seller-
    provided credit enhancements and not                       RCFD B790         RCFD B791         RCFD B792         RCFD B793
    securitized by the reporting bank                                  0                 0                 0                 0  11
12. Maximum amount of credit exposure
    arising from recourse or other seller-
    provided credit enhancements provided                      RCFD B797         RCFD B798         RCFD B799         RCFD B800
    to assets reported in item 11                                      0                 0                 0                 0  12

                                                            (Column E)       (Column F)       (Column G)
                                                              Other          Commercial        All Other
                                                             Consumer      and Industrial      Loans and
                                                              Loans             Loans          All Leases
Dollar Amounts in Thousands                             Bil | Mil | Thou  Bil | Mil | Thou  Bil | Mil | Thou
------------------------------------------------------------------------------------------------------------
BANK ASSET SALES
11. Assets sold with recourse or other seller-
    provided credit enhancements and not                       RCFD B794         RCFD B795         RCFD B796
    securitized by the reporting bank                                  0            22,000                 0  11
12. Maximum amount of credit exposure
    arising from recourse or other seller-
    provided credit enhancements provided                      RCFD B801         RCFD B802         RCFD B803
    to assets reported in item 11                                      0            14,000                 0  12

MEMORANDUM ITEMS 1, 2, AND 3 ARE TO BE COMPLETED BEGINNING JUNE 30, 2001.

Memoranda

                                                               Dollar Amounts in Thousands          RCFD  Bil | Mil | Thou
--------------------------------------------------------------------------------------------------------------------------
1.  Small Business obligations transferred with recourse under Section 208 of the Riegle Community Development and Regulatory Improvement Act of 1994:
    a. Outstanding principal balance                                                                A249                 0  M.1.a
    b. Amount of retained recourse on these obligations as of the report date                       A250                 0  M.1.b
2.  Outstanding principal balance of assets serviced for others:
    a. 1-4 family residential mortgages serviced with recourse or other servicer-
       provided credit enhancements                                                                 B804           627,000  M.2.a
    b. 1-4 family residential mortgages serviced with no recourse or other
       servicer-provided credit enhancements                                                        B805       487,199,000  M.2.b
    c. Other financial assets (1)                                                                   A591        32,821,000  M.2.c
3.  Asset-backed commercial paper conduits:
    a. Maximum amount of credit exposure arising from credit enhancements provided to conduit structures in the form of standby letters of credit, subordinated securities, and other enhancements:

       (1) Conduits sponsored by the bank, a bank affiliate, or the bank's holding company          B806                 0  M.3.a.1
       (2) Conduits sponsored by other unrelated institutions                                       B807                 0  M.3.a.2
    b. Unused commitments to provide liquidity to conduit structures:
       (1) Conduits sponsored by the bank, a bank affiliate, or the bank's holding company          B808                 0  M.3.b.1
       (2) Conduits sponsored by other unrelated institutions                                       B809                 0  M.3.b.2

(1) Memorandum item 2.c is to be completed beginning June 30, 2001, if the principal balance of other financial assets serviced for others is more than $10 million.

WELLS FARGO BANK NATIONAL ASSOCIATION                                  FFIEC 031
Legal Title of Bank                                                    RC-28

FDIC Certificate Number - 03511                                           38

SCHEDULE RC-T--FIDUCIARY AND RELATED SERVICES

SCHEDULE RC-T IS TO BE COMPLETED BEGINNING DECEMBER 31, 2001.
ITEMS 12 THROUGH 23 AND MEMORANDUM ITEM 4 WILL NOT BE MADE AVAILABLE TO THE PUBLIC ON AN INDIVIDUAL INSTITUTION BASIS.

                                                                                      RCFD   YES / NO
1.  Does the bank have fiduciary powers? (If "NO", do not complete Schedule RC-T)     A345     YES      1

                                                                                      RCFD   YES / NO
2.  Does the bank exercise the fiduciary powers it has been granted?                  A346     YES      2

3.  Does the bank have any fiduciary or related activity (in the form of assets       RCFD   YES / NO
    or accounts) to report in this schedule? (If "NO", do not complete the rest       B867     YES      3
    of Schedule RC-T)

    If the answer to item 3 is "YES", complete the applicable items of Schedule RC-T, as follows:

    Institutions with total fiduciary assets (item 9, sum of columns A and B) greater than $250 million (as of the preceding December 31) or with gross fiduciary and related services income greater than 10% of revenue (net interest income plus noninterest income) for the preceeding calendar year must complete:

    - Items 4 through 19.a quarterly
    - Items 20 through 23 annually with the December report, and
    - Memorandum items 1 through 4 annually with the December report

    Institutions with total fiduciary assets (item 9, sum of columns A and B) greater than $100 million but less than or equal to $250 million (as of the preceding December 31) that do not meet the fiduciary income test for quarterly reporting must complete:

    - Items 4 through 23 annually with the December report, and
    - Memorandum items 1 through 4 annually with the December report.

    Institutions with total fiduciary assets (item 9, sum of columns A and B) of $100 million or less (as of the preceding December 31) that do not meet the fiduciary income test for quarterly reporting must complete:

    - Items 4 through 11 annually with the December report, and
    - Memorandum items 1 through 3 annually with the December report.

                                                            (Column A)         (Column B)         (Column C)       (Column D)
                                                              Managed          Non-Managed        Number of         Number of
                                                              Assets              Assets           Managed         Non-Managed
                                                                                                   Accounts          Accounts
                                                             Tril | Bil        Tril | Bil
                           Dollar Amounts in Thousands      | Mil | Thou      | Mil | Thou
------------------------------------------------------------------------------------------------------------------------------
FIDUCIARY AND RELATED ASSETS                                   RCFD B868         RCFD B869         RCFD B870         RCFD B871
4.  Personal trust and agency accounts                        19,422,000         1,884,000            19,956             1,035  4
5.  Retirement related trust and agency accounts:              RCFD B872         RCFD B873         RCFD B874         RCFD B875
    a. Employee benefit-defined contribution                     328,000        14,993,000               232             2,126  5.a
                                                               RCFD B876         RCFD B877         RCFD B878         RCFD B879
    b. Employee benefit-defined benefit                          887,000         6,643,000                71               463  5.b
                                                               RCFD B880         RCFD B881         RCFD B882         RCFD B883
    c. Other retirement accounts                               1,608,000         4,396,000             1,704             3,095  5.c
                                                               RCFD B884         RCFD B885         RCFD C001         RCFD C002
6.  Corporate trust and agency accounts                                0         1,946,000                 0               958  6
                                                               RCFD B886                           RCFD B888
7.  Inventment management agency accounts                     22,157,000                               5,962                    7
                                                               RCFD B890         RCFD B891         RCFD B892         RCFD B893
8.  Other fiduciary accounts                                   1,445,000           918,000               359               250  8

WELLS FARGO BANK NATIONAL ASSOCIATION                                  FFIEC 031
Legal Title of Bank                                                    RC-29

FDIC Certificate Number - 03511                                           39

SCHEDULE RC-T--CONTINUED

                                                        (Column A)                 (Column B)          (Column C)   (Column D)
                                                          Managed                  Non-Managed         Number of     Number of
                                                          Assets                      Assets            Managed     Non-Managed
                                                                                                        Accounts     Accounts

            Dollar Amounts in Thousands           Tril | Bil | Mil | Thou      Tril | Bil | Mil | Thou
------------------------------------------------------------------------------------------------------------------------------
FIDUCIARY AND RELATED
ASSETS--Continued
9. Total fiduciary accounts                             RCFD B894                     RCFD B895         RCFD B896    RCFD B897
(sum of items 4 through 8)                             45,847,000                    30,780,000            28,284        7,927  9
                                                                                      RCFD B898                      RCFD B899
10. Custody and safekeeping accounts                                                100,163,000                          2,862  10
11. Fiduciary accounts held in foreign                  RCFN B900                     RCFN B901         RCFN B902    RCFN B903
offices (included in items 9 and 10)                            0                             0                 0            0  11

                                                                        Dollar Amounts in Thousands  RIAD  Bil | Mil | Thou
-----------------------------------------------------------------------------------------------------------------------------
FIDUCIARY AND RELATED SERVICES INCOME
12. Personal trust and agency accounts                                                               B904           242,000  12
13. Retirement related trust and agency accounts:
    a. Employee benefit--defined contribution                                                        B905             5,000  13.a
    b. Employee benefit--defined benefit                                                             B906             2,000  13.b
    c. Other retirement accounts                                                                     B907             2,000  13.c
14. Corporate trust and agency accounts                                                              A479             3,000  14
15. Investment management agency accounts                                                            B908            14,000  15
16. Other fiduciary accounts                                                                         A480             1,000  16
17. Custody and safekeeping accounts                                                                 B909            11,000  17
18. Other fiduciary and related services income                                                      B910                 0  18
19. Total gross fiduciary and related services income (sum of items 12 through 18)
    (must equal Schedule RI, item 5.a)                                                               4070           280,000  19
    a. Fiduciary and related services income-foreign offices (included in item 19)   B912  0                                 19.a
20. Less: Expenses                                                                                   C058           211,000  20
21. Less: Net losses from fiduciary and related services                                             A488             2,000  21
22. Plus: Intracompany income credits for fiduciary and related services                             B911                 0  22
23. Net fiduciary and related services income                                                        A491            67,000  23

                                                                                                               Managed
Memoranda                                                                                                       Assets
                                                                        Dollar Amounts in Thousands  RCFD  Bil | Mil | Thou
-----------------------------------------------------------------------------------------------------------------------------
1.  Managed personal trust and agency accounts:
    a. Non interest-bearing deposits                                                                 B913            (3,000) M.1.a
    b. Interest-bearing deposits                                                                     B914             8,000  M.1.b
    c. U.S. Treasury and U.S. Government agency obligations                                          B915           489,000  M.1.c
    d. State, county and municipal obligations                                                       B916         1,422,000  M.1.d
    e. Money market mutual funds                                                                     B917                 0  M.1.e
    f. Other short-term obligations                                                                  B918            21,000  M.1.f
    g. Other notes and bonds                                                                         B919           209,000  M.1.g
    h. Common and preferred stocks                                                                   B920        15,988,000  M.1.h
    i. Real estate mortgages                                                                         B921            33,000  M.1.i
    j. Real estate                                                                                   B922         1,151,000  M.1.j
    k. Miscellaneous assets                                                                          B923           104,000  M.1.k
    l. Total assets of managed personal trust and agency accounts (sum of Memorandum
       items 1.a through 1.k) (must equal Schedule RC-T, item 4, column A)                           B868        19,422,000  M.1.l

WELLS FARGO BANK NATIONAL ASSOCIATION                                  FFIEC 031
Legal Title of Bank                                                    RC-30

FDIC Certificate Number - 03511                                           40

SCHEDULE RC-T--CONTINUED

Memoranda--Continued                                                                   (Column A)              (Column B)
                                                                                       Number of            Principal Amount
                                                                                         Issues               Outstanding
                                                   Dollar Amounts in Thousands  RCFD                RCFD    Bil | Mil | Thou
----------------------------------------------------------------------------------------------------------------------------
2. Corporate trust and agency accounts:
    a. Corporate and municipal trusteeships                                     B927       2,015    B928          11,019,000  M.2.a
    b. Transfer agent, registrar, paying agent, and other corporate agency      B929         269                              M.2.b

                                                                                       (Column A)              (Column B)
                                                                                        Number of            Market Value of
                                                                                         Funds                 Fund Assets
                                                   Dollar Amounts in Thousands  RCFD                RCFD    Bil | Mil | Thou
----------------------------------------------------------------------------------------------------------------------------
3. Collective investment funds and common trust funds:
    a. Domestic equity                                                          B931           7    B932           1,486,000  M.3.a
    b. International/Global equity                                              B933           1    B934             184,000  M.3.b
    c. Stock/Bond blend                                                         B935           3    B936             419,000  M.3.c
    d. Taxable bond                                                             B937           4    B938           1,756,000  M.3.d
    e. Municipal bond                                                           B939           7    B940           1,687,000  M.3.e
    f. Short term investments/Money market                                      B941           0    B942                   0  M.3.f
    g. Specialty/Other                                                          B943           0    B944                   0  M.3.g
    h. Total collective investment funds
       (sum of Memorandum items 3.a through 3.g)                                B945          22    B946           5,532,000  M.3.h

                                                                          (Column A)           (Column B)          (Column C)
                                                                         Gross Losses         Gross Losses         Recoveries
                                                                           Managed            Non-Managed
                                                                           Accounts             Accounts

                                   Dollar Amounts in Thousands     RIAD   Mil | Thou   RIAD    Mil | Thou   RIAD   Mil | Thou
-----------------------------------------------------------------------------------------------------------------------------
4.  Fiduciary settlements, surcharges and other losses:
    a. Personal trust and agency accounts                          B947        1,000   B948         1,000   B949            0  M.4.a
    b. Retirement related trust and agency accounts                B950            0   B951             0   B952            0  M.4.b
    c. Investment management agency accounts                       B953            0   B954             0   B955            0  M.4.c
    d. Other fiduciary accounts and related services               B956            0   B957             0   B958            0  M.4.d
    e. Total fiduciary settlements, surcharges, and
       other losses (sum of Memorandum items 4.a through
       4.d) (sum of columns A and B minus column C must
       equal Schedule RC-T, item 21)                               B959        1,000   B960         1,000   B961            0  M.4.e

Person to whom questions about Schedule RC-T--Fiduciary and Related Services should be directed:

    Karen B. Martin, Vice President
--------------------------------------------------------------------------------
    Name and Title (TEXT B962)

    karen.b.martin@wellsfargo.com
--------------------------------------------------------------------------------
    E-mail Address (TEXT B926)

    612-667-3975                                     612-667-3659
-----------------------------------------------      ---------------------------
    Telephone: Area code/phone number/extension      FAX: Area code/phone number
    (TEXT B963)                                      (TEXT B964)

        OPTIONAL NARRATIVE STATEMENT CONCERNING THE AMOUNTS            FFIEC 031
          REPORTED IN THE REPORTS OF CONDITION AND INCOME              RC-31
             at close of business on December 31, 2001

                                                                          41

Wells Fargo Bank National Association San Francisco                 CA
          LEGAL TITLE OF BANK             CITY                     STATE

The management of the reporting bank may, if it wishes, submit a brief narrative statement on the amounts reported in the Reports of Condition and Income. This optional statement will be made available to the public, along with the publicly available data in the Reports of Condition and Income, in response to any request for individual bank report data. However, the information reported in Schedule RC-T, items 12 through 23 and Memorandum item 4, is regarded as confidential and will not be released to the public. BANKS CHOOSING TO SUBMIT THE NARRATIVE STATEMENT SHOULD ENSURE THAT THE STATEMENT DOES NOT CONTAIN THE NAMES OR OTHER IDENTIFICATIONS OF INDIVIDUAL BANK CUSTOMERS, REFERENCES TO THE AMOUNTS REPORTED IN THE CONFIDENTIAL ITEMS IN SCHEDULE RC-N, OR ANY OTHER INFORMATION THAT THEY ARE NOT WILLING TO HAVE MADE PUBLIC OR THAT WOULD COMPROMISE THE PRIVACY OF THEIR CUSTOMERS. Banks choosing not to make a statement may check the "No comment" box below and should make no entries of any kind in the space provided for the narrative statement; i.e., DO NOT enter in this space such phrases as "No statement," "Not applicable," "N/A," "No comment," and "None."

The optional statement must be entered on this sheet. The statement should not exceed 100 words. Further, regardless of the number of words, the statement must not exceed 750 characters, including punctuation, indentation, and standard spacing between words and sentences. If any submission should exceed 750 characters, as defined, it will be truncated at 750 characters with no notice to the submitting bank and the truncated statement will appear as the bank's statement both on agency computerized records and in computer-file releases to the public.

All information furnished by the bank in the narrative statement must be accurate and not misleading. Appropriate efforts shall be taken by the submitting bank to ensure the statement's accuracy. The statement must be signed, in the space provided below, by senior officer of the bank who thereby attests to its accuracy.

If, subsequent to the original submission, material changes are submitted for the data reported in the Reports of Condition and Income, the existing narrative statement will be deleted from the files, and from disclosure; the bank, at its option, may replace it a statement, under signature, appropriate to the amended data.

The optional narrative statement will appear in agency records and in release to the public exactly as submitted (or amended as described in the preceding paragraph) by the management of the bank (except for the truncation of the statements exceeding 750-character limit described above.) THE STATEMENT WILL NOT BE EDITED OR SCREENED IN ANY WAY BY THE SUPERVISORY AGENCIES FOR ACCURACY OR RELEVANCE. DISCLOSURE OF THE STATEMENT SHALL NOT SIGNIFY THAT ANY FEDERAL SUPERVISORY AGENCY HAS VERIFIED OR CONFIRMED THE ACCURACY OF THE INFORMATION CONTAINED THEREIN. A STATEMENT TO THIS EFFECT WILL APPEAR ON ANY PUBLIC RELEASE OF THE OPTIONAL STATEMENT SUBMITTED BY THE MANAGEMENT OF THE REPORTING BANK.


X = NO COMMENT  Y = COMMENT                                          6979   X
                           ----------------------------------------
BANK MANAGEMENT STATEMENT (please type or print clearly):
         TEXT ( 70 CHARACTERS PER LINE )
    6980

         ------------------------------------------------------------
         ------------------------------------------------------------
         ------------------------------------------------------------
         ------------------------------------------------------------
         ------------------------------------------------------------
         ------------------------------------------------------------
         ------------------------------------------------------------
         ------------------------------------------------------------
         ------------------------------------------------------------
         ------------------------------------------------------------
         ------------------------------------------------------------



         ------------------------------------------------------------
         SIGNATURE OF EXECUTIVE OFFICER OF BANK     DATE OF SIGNATURE

                   THIS PAGE IS TO BE COMPLETED BY ALL BANKS

Transmitted to EDS as 0170644 on 01/30/02 at 15:13:55 CST
--------------------------------------------------------------------------------

     NAME AND ADDRESS OF BANK


     WELLS FARGO BANK NATIONAL ASSOCIATION
     420 MONTGOMERY STREET
     SAN FRANCISCO, CA 94104

--------------------------------------------------------------------------------

                                                                            ----
                                                                             42
                                                                            ----

                           OMB No. FOR OCC: 1557-0081
                          OMB No. For FDIC: 3064-0052
                     OMB No. For Federal Reserve: 7100-0036
                           Expiration Date: 3/31/2004

                                 SPECIAL REPORT
                         (Dollar Amounts in Thousands)
--------------------------------------------------------------------------------

          CLOSE OF BUSINESS DATE               FDIC Certificate Number
--------------------------------------------------------------------------------
               12/31/2001                               3511
--------------------------------------------------------------------------------
LOANS TO EXECUTIVE OFFICERS (COMPLETE AS OF EACH CALL REPORT DATE)
--------------------------------------------------------------------------------

The following information is required by Public Laws 90-44 and 102-242, but does not constitute a part of the Report of Condition. With each Report of Condition, these Laws require all banks to furnish a report of all loans or other extensions of credit to their executive officers made since the date of the previous Report of Condition. Data regarding individual loans or other extensions of credit are not required. If no such loans or other extensions of credit were made during this period, insert "none" against subitem (a).

(Excluded the first $15,000 of indebtedness of each executive officer under bank credit card plan.)

SEE SECTIONS 215.2 AND 215.3 OF TITLE 12 OF THE CODE OF FEDERAL REGULATIONS (FEDERAL RESERVE BOARD REGULATION O) FOR THE DEFINITIONS OF "EXECUTIVE OFFICER" AND "EXTENSION OF CREDIT," RESPECTIVELY. EXCLUDE LOANS AND OTHER EXTENSIONS OF CREDIT TO DIRECTORS AND PRINCIPAL SHAREHOLDERS WHO ARE NOT EXECUTIVE OFFICERS.

--------------------------------------------------------------------------------

                                                                                              RCFD
a. Number of loans made to executive officers since the previous Call Report Date ..........  3561         0   a
b. Total dollar amount of loans (in thousands of dollars)...................................  3562         0   b
c. Range of interest charged on above loans                                            FROM         TO
   (example: 9-3/4 = 9.75)........................................................7701  0.00% 7702  0.00%      c

--------------------------------------------------------------------------------



/s/ Karen B. Martin, Vice President                             1/30/02
--------------------------------------------------------------------------------
SIGNATURE AND TITLE OF OFFICER AUTHORIZED TO SIGN REPORT DATE (Month, Day, Year)

--------------------------------------------------------------------------------
FDIC 8040/53 (3-01)